Exhibit 10.5

Execution Version

GUARANTY AND SECURITY AGREEMENT

dated as of August 9, 2018

by and among

Endologix, Inc.,

as Borrower Representative,

the other Grantors, Borrowers and Guarantors party hereto from time to time

and

DEERFIELD ELGX REVOLVER, LLC,

as agent for itself and the other Secured Parties

GUARANTY AND SECURITY AGREEMENT

This GUARANTY AND SECURITY AGREEMENT (this “Agreement”), dated as of August 9, 2018, by and among Endologix, Inc., a Delaware corporation (“Borrower Representative”), CVD/RMS Acquisition Corp., a Delaware corporation (“CVD”), Nellix, Inc., a Delaware corporation (“Nellix”), TriVascular Technologies, Inc., a Delaware corporation (“TriVascular Technologies”), TriVascular, Inc., a California corporation (“TriVascular California”), Endologix Canada, LLC, a Delaware limited liability company (“Endologix Canada”), TriVascular Sales LLC, a Texas limited liability company (“Sales”), RMS/Endologix Sideways Merger Corp., a Delaware corporation (“Sideways”), each other Person who becomes a party hereto pursuant to Section 8.15 (together with the Borrower Representative, CVD, Nellix, TriVascular Technologies, TriVascular California, Endologix Canada, Sales and Sideways, the “Grantors” or the “Borrowers” and each, a “Grantor” or a “Borrower”), each other Person signatory hereto as a “Guarantor” (as defined below) and Deerfield ELGX Revolver, LLC, as Agent.

RECITALS

A. The Lenders have agreed to extend credit to Borrowers pursuant to the Credit Agreement (defined below). Each Borrower is affiliated with each other Grantor and Guarantor.

B. Borrowers, the other Grantors and the other Guarantors are engaged in interrelated businesses, and each Grantor and each Guarantor will derive substantial direct and indirect benefit from extensions of credit under the Credit Agreement.

C. It is a condition precedent to Lenders’ obligation to make their respective extensions of credit and provide the Revolver Commitments to the Borrowers under the Credit Agreement that the Grantors and the Guarantors shall have executed and delivered this Agreement to Agent.

In consideration of the premises and to induce Lenders and Agent to enter into the Credit Agreement and the other Loan Documents to which they are a party and to induce Lenders to make their respective extensions of credit to the Borrower thereunder, each Grantor and each Guarantor hereby agrees with Agent (for the benefit of the Secured Parties) as follows:

SECTION 1. DEFINITIONS.

1.1 Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement, and the following terms are used herein as defined in the UCC (such meanings to be equally applicable to both the singular and plural forms of the terms defined): “accounts”, “certificated security”, “chattel paper”, “commercial tort claims”, “commodity contract”, “deposit accounts”, “documents”, “electronic chattel paper”, “equipment”, “farm products”, “fixture”, “general intangibles”, “goods”, “health care insurance receivables”, “instruments”, “inventory”, “leases”, “letter-of-credit rights”, “money”, “payment intangibles”, “product”, “record”, “securities account”, “security”, “supporting obligations”, and “tangible chattel paper”. It is hereby agreed that the term “instrument” shall not include checks received in the ordinary course of business.

1.2 Whenever used in this Agreement, the Exhibits or the Schedules attached hereto, unless the context otherwise requires, the following terms have the following meanings:

“Agreement” has the meaning set forth in the preamble of this Agreement.

“Collateral” means all of Grantors’ assets, whether now owned or hereafter created, acquired or arising, including without limitation, all of Grantors’ right, title and interest in and to the following:

(a) all goods, accounts (including health care insurance receivables), equipment, inventory, contract rights or rights to payment of money, leases, license agreements and other licenses, franchise agreements, general intangibles, commercial tort claims (including any Identified Claims), documents, instruments (including any promissory notes) (and any distribution of property made on, in respect of or in exchange for such instruments from time to time), chattel paper (whether tangible chattel paper or electronic), cash, Cash Equivalents, deposit accounts, Intellectual Property, Intellectual Property Licenses, securities accounts, fixtures, letter-of-credit rights (whether or not the letter of credit is evidenced by a writing), securities, all other Pledged Collateral and Pledged Investment Property (including any distribution of property made on, in respect of or in exchange for such Pledged Collateral and/or Pledged Investment Property from time to time) and all supporting obligations related to any of the foregoing, and financial assets, wherever located;

(b) all books and records relating to any of the foregoing;

(c) all property of any Grantor held by any Secured Party, including all property of every description, in the custody of or in transit to such Secured Party for any purpose, including safekeeping, collection or pledge, for the account of such Grantor or as to which such Grantor may have any right or power, including but not limited to cash; and

(d) any and all claims, rights and interests in any of the above and all substitutions for, additions, attachments, accessories, accessions and improvements to and replacements, products, Proceeds and insurance Proceeds of any or all of the foregoing.

Where the context requires, terms relating to the Collateral or any part thereof, when used in relation to a Grantor, shall refer to such Grantor’s Collateral or the relevant part thereof. Notwithstanding the foregoing, “Collateral” shall not include Excluded Property; provided, however, that if and when any assets cease to be Excluded Property, the term “Collateral” shall include such assets and a Lien on and security interest in such assets shall be deemed granted therein pursuant to Section 3.1 hereof.

“Copyrights” means any and all rights in any works of authorship, including (A) copyrights and moral rights, (B) copyright registrations and recordings thereof and all applications in connection therewith including those listed on Schedule 8, (C) income, license fees, royalties, damages, and payments now and hereafter due or payable under and with respect thereto, including payments under all licenses entered into in connection therewith and damages and payments for past, present, or future infringements thereof, (D) the right to sue for past, present, and future infringements thereof, and (E) all of each Grantor’s rights corresponding thereto throughout the world.

“Credit Agreement” means the Credit Agreement of even date herewith by and among Borrowers, the other Loan Parties party thereto from time to time, Agent and Lenders, as amended, supplemented, restated or otherwise modified from time to time.

“Fraudulent Transfer Laws” has the meaning set forth in Section 2.6 hereof.

“Grantor” has the meaning set forth in the preamble of this Agreement.

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“Guaranteed Obligations” means all obligations of each Guarantor under the Loan Documents and all other Obligations (including the fees and other amounts set forth in Section 2.09 of the Credit Agreement).

“Guarantors” means each Borrower and any other Person who becomes a party to this Agreement pursuant to Section 8.15.

“Identified Claims” means the commercial tort claims described on Schedule 5, as such schedule shall be supplemented from time to time in accordance with the terms and conditions of this Agreement.

“Intellectual Property License” means, with respect to any Grantor (the “Specified Party”), (A) any licenses or other similar rights provided to the Specified Party in or with respect to Intellectual Property owned or controlled by any other Person, and (B) any licenses or other similar rights provided to any other Person in or with respect to Intellectual Property owned or controlled by the Specified Party, in each case, including (1) any software license agreements, (2) the license agreements listed on Schedule 9, and (3) the right to use any of the licenses or other similar rights described in this definition in connection with the enforcement of the Lender Group’s rights under the Loan Documents.

“Issuers” means the collective reference to each issuer of Pledged Collateral and Pledged Investment Property.

“Paid in Full” and “Payment in Full” each means (a) with respect to Guaranteed Obligations, all Guaranteed Obligations have been repaid in full in cash (other than any unasserted contingent indemnification obligations) and all Commitments have been terminated and (b) with respect to Secured Obligations, all Secured Obligations have been repaid in full in cash (other than any unasserted contingent indemnification obligations) and all Commitments have been terminated; provided that the foregoing shall be subject to any reinstatement pursuant to (and the other provisions set forth in) Section 8.18).

“Patents” means patents and patent applications, including (A) the patents and patent applications listed on Schedule 10, (B) all continuations, divisionals, continuations-in-part, re-examinations, reissues, and renewals thereof and improvements thereon, (C) all income, royalties, damages and payments now and hereafter due or payable under and with respect thereto, including payments under all licenses entered into in connection therewith and damages and payments for past, present, or future infringements thereof, (D) the right to sue for past, present, and future infringements thereof, and (E) all of each Grantor’s rights corresponding thereto throughout the world.

“Pledged Collateral” means, collectively, the Pledged Equity and the Pledged Debt Instruments.

“Pledged Debt Instruments” means all right, title and interest of any Grantor in instruments evidencing any Indebtedness owed to such Grantor or other obligations owed to such Grantor, including all Indebtedness described on Schedule 1, issued by the obligors named therein. Pledged Debt Instruments excludes any Excluded Property.

“Pledged Equity” means collectively, all Pledged Interests and Pledged Stock.

“Pledged Interests” shall mean, with respect to each limited liability company, partnership or other organization listed on Schedule 1, (i) the Stock in such limited liability company, partnership or other organization owned by a Grantor and listed on Schedule 1, and the certificates, if any, representing such interests and any interest of such Grantor, as applicable, on the books and records of such limited liability company, partnership or other organization or on the books and records of any securities

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intermediary pertaining to such interests, (ii) the Stock of any other Person whose Stock is at any time hereafter issued or granted to, or held by any Grantor, and (iii) all dividends, distributions, cash, warrants, rights, options, instruments, securities and other property or Proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all interests set forth in the preceding clauses (i) and (ii). Pledged Interests excludes any Excluded Property.

“Pledged Investment Property” means the collective reference to (i) all “investment property” as such term is defined in Section 9-102(a)(49) of the UCC and (ii) all “financial assets” as such term is defined in Section 8-102(a)(9) of the UCC, other than any Pledged Equity or Pledged Debt Instruments. Pledged Investment Property excludes any Excluded Property.

“Pledged Stock” shall mean, with respect to each corporation listed on Schedule 1, the Stock of such corporation owned by a Grantor and listed on Schedule 1, and the certificates, if any, representing such shares and any interest of such Grantor, as applicable, in the entries on the books of the issuer of such shares or on the books of any securities intermediary pertaining to such shares and the Stock of any other Person whose Stock is at any time hereafter issued to or granted to or held by any Grantor, and all dividends, distributions, cash, warrants, rights, options, instruments, securities and other property or Proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares. Pledged Stock excludes any Excluded Property.

“Proceeds” means all “proceeds” as such term is defined in Section 9-102(a)(64) of the UCC and, in any event, shall include all dividends or other income from the Pledged Investment Property, collections thereon or distributions or payments with respect thereto.

“Receivable” means any right to payment for goods sold or leased or for services rendered, whether or not such right is evidenced by an instrument or chattel paper and whether or not it has been earned by performance (including any accounts).

“Secured Obligations” means the Obligations (including the fees and other amounts set forth in Section 2.09 of the Credit Agreement).

“Trademarks” means any and all trademarks, trade names, registered trademarks, trademark applications, service marks, registered service marks and service mark applications, including (A) the trade names, registered trademarks, trademark applications, registered service marks and service mark applications listed on Schedule 11, (B) all renewals thereof, (C) all income, royalties, damages and payments now and hereafter due or payable under and with respect thereto, including payments under all licenses entered into in connection therewith and damages and payments for past or future infringements or dilutions thereof, (D) the right to sue for past, present and future infringements and dilutions thereof, (E) the goodwill of each Grantor’s business symbolized by the foregoing or connected therewith, and (F) all of each Grantor’s rights corresponding thereto throughout the world.

“Transferred Guarantor” has the meaning set forth in Section 8.16(c).

SECTION 2. GUARANTY.

2.1 Guaranty.

(a) To induce Lenders to make the Loans and each other Secured Party to make credit available to or for the benefit of one or more Grantors and for the applicable Secured Parties to enter into the Loan Documents, each of the Guarantors hereby, jointly and severally, absolutely,

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unconditionally and irrevocably, as a primary obligor and not only a surety, guarantees to Agent and the other Secured Parties and their respective successors and permitted assigns, the prompt and complete payment and performance by Borrowers and each other Grantor, as applicable, of the Guaranteed Obligations when due (whether at the stated maturity or earlier, by reason of acceleration, any mandatory prepayment required pursuant to the terms of the Financing Agreement or otherwise).

(b) This Guaranty includes all present and future Guaranteed Obligations including any under transactions continuing, compromising, extending, increasing, modifying, releasing, or renewing the Guaranteed Obligations, changing the interest rate, payment terms, or other terms and conditions thereof, or creating new or additional Guaranteed Obligations after prior Guaranteed Obligations have been satisfied in whole or in part. To the maximum extent permitted by law, each Guarantor hereby waives any right to revoke this Guaranty as to future Guaranteed Obligations. If such a revocation is effective notwithstanding the foregoing waiver, each Guarantor acknowledges and agrees that (i) no such revocation shall be effective until written notice thereof has been received by Agent, (ii) no such revocation shall apply to any Guaranteed Obligations in existence on the date of receipt by Agent of such written notice (including any subsequent continuation, extension, or renewal thereof, or change in the interest rate, payment terms, or other terms and conditions thereof), (iii) no such revocation shall apply to any Guaranteed Obligations made or created after such date to the extent made or created pursuant to a legally binding commitment of any member of the Lender Group in existence on the date of such revocation, (iv) no payment by any Guarantor, any Borrower, or from any other source, prior to the date of Agent’s receipt of written notice of such revocation shall reduce the maximum obligation of such Guarantor hereunder, and (v) any payment by any Borrower or from any source other than such Guarantor subsequent to the date of such revocation shall first be applied to that portion of the Guaranteed Obligations as to which the revocation is effective and which are not, therefore, Guaranteed hereunder, and to the extent so applied shall not reduce the maximum obligation of such Guarantor hereunder. This Guaranty shall be binding upon each Guarantor, its successors and assigns and inure to the benefit of and be enforceable by Agent (for the benefit of the Lender Group) and its successors, transferees, or assigns.

(c) The guaranty contained in this Section 2 is a guaranty of payment and not of collection and shall remain in full force and effect until all of the Guaranteed Obligations shall have been Paid in Full.

(d) No payment made by any Borrower, any of the Guarantors, any other guarantor or any other Person, or received or collected by Agent or the other Secured Parties from any Borrower, any of the Guarantors, any other guarantor or any other Person, as applicable, by virtue of any action or proceeding or any set-off or appropriation or application at any time or from time to time in reduction of or in payment of the Guaranteed Obligations shall be deemed to modify, reduce, release or otherwise affect the Liability of any Guarantor hereunder which Guarantor shall, notwithstanding any such payment (other than any payment received or collected from such Guarantor in respect of the Guaranteed Obligations), remain liable for the Guaranteed Obligations until the Guaranteed Obligations are Paid in Full.

2.2 No Subrogation. Notwithstanding any payment made by any Guarantor hereunder or any set-off or application of funds of any Guarantor by Agent or any other Secured Party, no Guarantor shall be entitled to be subrogated to any of the rights of Agent or any other Secured Party against any Borrower or any Guarantor or any collateral security or guaranty or right of offset held by Agent or any other Secured Party for the payment of the Guaranteed Obligations, nor shall any Guarantor seek or be entitled to seek any contribution or reimbursement from any Borrower or any Guarantor in respect of payments made by such Guarantor hereunder, until all of the Guaranteed Obligations are Paid in Full. If any amount shall be paid to any Guarantor on account of such subrogation rights at any time

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when all of the Guaranteed Obligations shall not have been Paid in Full, such amount shall be held by such Guarantor in trust for Agent and the other Secured Parties, segregated from other funds of such Guarantor, and shall, forthwith upon receipt by such Guarantor, be turned over to Agent (for the benefit of the Secured Parties) in the exact form received by such Guarantor (duly indorsed by such Guarantor to Agent), to be applied against the Guaranteed Obligations, whether matured or unmatured, as set forth in Section 6.5 hereof.

2.3 Amendments, etc. with respect to the Guaranteed Obligations.

(a) Each Guarantor shall remain obligated hereunder, without any reservation of rights against any Guarantor and without notice to or further assent by any Guarantor, notwithstanding the fact that: (i) any demand for payment of any of the Guaranteed Obligations made by Agent or the other Secured Parties may be rescinded by Agent or the other Secured Parties and any of the Guaranteed Obligations continued, (ii) the Guaranteed Obligations, or the Liability of any other Person upon or for any part thereof, or any collateral security or guaranty therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered or released by Agent or any other Secured Party, or (iii) any of the Credit Agreement or the other Loan Documents or any other documents executed and delivered in connection therewith may be amended, modified, supplemented or terminated, in whole or in part, as Agent or any other Secured Party may deem advisable from time to time. Agent and the other Secured Parties shall have no obligation to protect, secure, perfect or insure any Lien at any time held by them as security for the Guaranteed Obligations or for the guaranty contained in this Section 2 or any property subject thereto.

(b) Agent or any other Secured Party may, from time to time, in their reasonable discretion and without notice to or demand upon the Guarantors (or any of them), take any or all of the following actions, without discharging or otherwise affecting the Obligations (including the fees and other amounts set forth in Section 2.09 of the Credit Agreement) of any Guarantor hereunder and without incurring any Liability hereunder: (i) receive, take and hold additional Collateral to secure any of the Guaranteed Obligations or any obligation hereunder, (ii) retain or obtain the primary or secondary obligation of any obligor or obligors, in addition to the undersigned, with respect to any of the Guaranteed Obligations, (iii) extend or renew any of the Guaranteed Obligations for one or more periods (whether or not longer than the original period), alter or exchange any of the Guaranteed Obligations or otherwise modify, amend, supplement or otherwise change any Guaranteed Obligation or any Loan Document (including accelerating or otherwise changing the time of payment), or release or compromise any obligation of any of the undersigned hereunder or any obligation of any nature of any other obligor with respect to any of the Guaranteed Obligations or otherwise in connection with the Loan Documents, (iv) release any guaranty or right of offset or their security interest in, or surrender, release or permit any substitution or exchange for, all or any part of any personal property securing any of the Guaranteed Obligations or any obligation hereunder, or extend or renew for one or more periods (whether or not longer than the original period) or release, compromise, alter or exchange any obligations of any nature of any obligor with respect to any such personal property, (v) resort to the undersigned (or any of them) for payment of any of the Guaranteed Obligations when due, whether or not Agent or any other Secured Party shall have resorted to any personal property securing any of the Guaranteed Obligations or any obligation hereunder or shall have proceeded against any other of the undersigned or any other obligor primarily or secondarily obligated with respect to any of the Guaranteed Obligations, (vi) apply to the Guaranteed Obligations any sums by whomever paid or however realized to any Guaranteed Obligation as set forth in Section 6.5 hereof, (vii) refund at any time any payment received by any Secured Party in respect of any Guaranteed Obligation, (viii) sell, exchange, enforce, waive, substitute, liquidate, terminate, release, abandon, fail to perfect, subordinate, accept, substitute, surrender, exchange, affect,

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impair or otherwise alter or release any Collateral for any Guaranteed Obligation or any other guaranty therefor in any manner, (ix) otherwise deal in any manner with any Borrower or any other Guarantor, maker or endorser of any Guaranteed Obligation or any part thereof, and/or (x) settle, release, compromise, collect or otherwise liquidate the Guaranteed Obligations.

2.4 Waivers. To the extent permitted by Applicable Law, each Guarantor hereby unconditionally and irrevocably waives any and all notice of the creation, renewal, extension or accrual of any of the Guaranteed Obligations and notice of or proof of reliance by Agent or any other Secured Party upon the guaranty contained in this Section 2 or acceptance of the guaranty contained in this Section 2. The Guaranteed Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended or waived, in reliance upon the guaranty contained in this Section 2, and all dealings between any Borrower and any of the Guarantors, on the one hand, and Agent and the other Secured Parties, on the other hand, likewise shall be conclusively presumed to have been had or consummated in reliance upon the guaranty contained in this Section 2. To the extent permitted by Applicable Law, each Guarantor hereby unconditionally and irrevocably waives and agrees not to assert any claim, defense, setoff or counterclaim based on (i) diligence, promptness, presentment, protest, requirements for any demand for payment or performance and protest and notice of protest, requirements for any notice of default, dishonor or nonpayment and all other notices whatsoever to or upon any Borrower or any of the Guarantors with respect to the Guaranteed Obligations or any part thereof, (ii) notice of the existence or creation or non-payment of all or any of the Guaranteed Obligations, (iii) all diligence in collection or protection of or realization upon any Guaranteed Obligations or any security for or guaranty of any Guaranteed Obligations, (iv) any presentment, demand, protest or further notice or other formality or requirements of any kind with respect to any Guaranteed Obligation (including any accrued but unpaid interest thereon) becoming immediately due and payable, and (v) any defense arising by reason of a disability or other defense of Borrower or any Guarantor. No obligation of any Guarantor hereunder shall be discharged other than by Payment in Full in cash of the Guaranteed Obligations. Each Guarantor further waives any right such Guarantor may have under any Applicable Law to require any Secured Party to seek recourse first against any Borrower or any other Person, or to realize upon any Collateral for any of the Obligations (including the fees and other amounts set forth in Section 2.09 of the Credit Agreement), as a condition precedent to enforcing such Guarantor’s Liability and obligations under this Guaranty.

2.5 Payments. Each Guarantor hereby guaranties that payments hereunder will be paid to Agent and the other Secured Parties without set-off or counterclaim in Dollars in accordance with Section 2.4 of the Credit Agreement.

2.6 Limitation of Guaranty. Any term or provision of this Agreement or any other Loan Document to the contrary notwithstanding, the maximum aggregate amount for which any Guarantor shall be liable hereunder shall not exceed the maximum amount for which such Guarantor can be liable without rendering this Agreement or any other Loan Document, as it relates to such Guarantor, subject to avoidance under Applicable Laws relating to fraudulent conveyance or fraudulent transfer (including the Uniform Fraudulent Conveyance Act, the Uniform Fraudulent Transfer Act and Section 548 of title 11 of the United States Code or any applicable provisions of comparable Applicable Laws) (collectively, “Fraudulent Transfer Laws”). Any analysis of the provisions of this Agreement for purposes of Fraudulent Transfer Laws shall take into account the right of contribution established in Section 2.7 hereof and, for purposes of such analysis, give effect to any discharge of intercompany debt as a result of any payment made under this Agreement.

2.7 Contribution. To the extent that any Guarantor shall be required hereunder to pay any portion of any Guaranteed Obligation exceeding the greater of (i) the amount of the value

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actually received by such Guarantor and its Subsidiaries from the Loans and other Obligations and (ii) the amount such Guarantor would otherwise have paid if such Guarantor had paid the aggregate amount of the Guaranteed Obligations (excluding the amount thereof repaid by any Borrower and any other Guarantor that is a direct or indirect parent entity of any Borrower) in the same proportion as such Guarantor’s net worth on the date enforcement is sought hereunder bears to the aggregate net worth of all the Guarantors on such date, then such Guarantor shall be reimbursed by such other Guarantors for the amount of such excess, pro rata, based on the respective net worth of such other Guarantors on such date.

2.8 Guaranty Absolute and Unconditional. Each Guarantor hereby waives and agrees not to assert any defense, whether arising in connection with or in respect of any of the following or otherwise, and hereby agrees that its obligations under this Agreement are irrevocable, absolute and unconditional and shall not be discharged as a result of or otherwise affected by any of the following (which may not be pleaded and evidence of which may not be introduced in any proceeding with respect to this Agreement) to the fullest extent not prohibited by Applicable Law:

(a) the invalidity or unenforceability of any obligation of any Borrower or any Guarantor under any Loan Document or any other agreement or instrument relating thereto (including any amendment, consent or waiver thereto), or any security for, or other guaranty of, any Guaranteed Obligation or any part thereof, or the lack of perfection or continuing perfection or failure of priority of any security for the Guaranteed Obligations or any part thereof;

(b) the absence of (i) any attempt to collect any Guaranteed Obligation or any part thereof from any Borrower or any Guarantor or other action to enforce the same or (ii) any action to enforce any Loan Document or any Lien thereunder;

(c) the failure by any Person to take any steps to perfect and maintain any Lien on, or to preserve any rights with respect to, any Collateral;

(d) any workout, insolvency, bankruptcy proceeding, reorganization, arrangement, liquidation or dissolution by or against any Borrower, any Guarantor or any of Borrower’s Subsidiaries or any procedure, agreement, order, stipulation, election, action or omission thereunder, including any discharge or disallowance of, or bar or stay against collecting, any Guaranteed Obligation (or any interest thereon) in or as a result of any such proceeding;

(e) any foreclosure, whether or not through judicial sale, and any other sale or other disposition of any Collateral or any election following the occurrence of an Event of Default by any Secured Party to proceed separately against any Collateral in accordance with such Secured Party’s rights under any Applicable Law; or

(f) any other defense, setoff, counterclaim or any other circumstance that might otherwise constitute a legal or equitable discharge of any Borrower, any Guarantor or any Subsidiary of any Borrower, in each case other than the Payment in Full in cash of the Guaranteed Obligations.

2.9 Reliance. Each Guarantor hereby assumes responsibility for keeping itself informed of the financial condition of Borrowers, each Guarantor and any other guarantor, maker or endorser of any Guaranteed Obligation or any part thereof, and of all other circumstances bearing upon the risk of nonpayment of any Guaranteed Obligation or any part thereof that diligent inquiry would reveal, and each Guarantor hereby agrees that no Secured Party shall have any duty to advise any Guarantor of information known to it regarding such condition or any such circumstances. In the event any Secured Party, in its sole discretion, undertakes at any time or from time to time to provide any such

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information to any Guarantor, such Secured Party shall be under no obligation to (i) undertake any investigation not a part of its regular business routine, (ii) disclose any information that such Secured Party, pursuant to accepted or reasonable commercial finance or banking practices, wishes to maintain confidential, or (iii) make any future disclosures of such information or any other information to any Guarantor.

SECTION 3. GRANT OF SECURITY INTEREST.

3.1 Grant. Each Grantor hereby collaterally assigns and grants to Agent, for the benefit of the Secured Parties, a Lien on and security interest in all of its Collateral, as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Secured Obligations. Notwithstanding the foregoing, no Lien or security interest is hereby granted on any Excluded Property. Each Grantor hereby represents and warrants as of (i) the Closing Date, (ii) the date of the making of each Revolving Loan (or other extension of credit) made thereafter, (iii) the date of each amendment, consent or waiver of this Agreement or the Credit Agreement executed by any Grantor and (iv) solely with respect to any new Grantor that joins this Agreement after the Closing Date, on the date such new Grantor joins this Agreement, that the Excluded Property, when taken as a whole, is not material to the business operations or financial condition of the Grantors, taken as a whole.

SECTION 4. REPRESENTATIONS AND WARRANTIES.

To induce Agent and Lenders to enter into the Credit Agreement and to induce Lenders to make extensions of credit to Borrowers thereunder, each Grantor jointly and severally hereby represents and warrants to Agent and the other Secured Parties that the following are true, correct and complete, in each case to the extent and in the manner set forth herein, on the Closing Date and as of (i) the Closing Date, (ii) the date of the making of each Revolving Loan (or other extension of credit) made thereafter, (iii) the date of each amendment, consent or waiver of this Agreement or the Credit Agreement executed by any Grantor and (iv) solely with respect to any new Grantor that joins this Agreement after the Closing Date, on the date such new Grantor joins this Agreement:

4.1 Title; No Other Liens. Except for the Lien granted to Agent pursuant to this Agreement and other Permitted Liens, such Grantor owns, or has rights or the power to transfer rights in, each item of the Collateral free and clear of any and all Liens of others. Such Grantor (i) is the record and beneficial owner of the Collateral pledged by it hereunder constituting instruments or certificates and (ii) has rights in or the power to transfer each other item of Collateral in which a Lien is granted by it hereunder, free and clear of any other Lien (other than Permitted Liens). No effective financing statement or other public notice with respect to all or any part of the Collateral is on file or of record in any public office, except filings evidencing Permitted Liens.

4.2 Perfected Liens. The security interests granted in the Collateral pursuant to this Agreement (i) will constitute valid and continuing perfected security interests in all of the Grantors’ rights in the Collateral in favor of Agent as collateral security for the Secured Obligations, enforceable in accordance with the terms hereof, except as such enforceability may be limited by applicable insolvency, bankruptcy, reorganization, moratorium or other similar laws affecting creditors’ rights generally, upon (A) in the case of all Collateral in which a security interest may be perfected by filing a financing statement under the UCC, completion of the filings and other actions specified on Schedule 2 (which filings and other documents referred to on Schedule 2 have been delivered to Agent in completed form), (B) with respect to any deposit account or securities account, the execution of Control Agreements, (C) in the case of all Copyrights, Trademarks and Patents for which UCC filings are insufficient, all appropriate

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filings having been made with the applicable Intellectual Property registries, including but not limited to the United States Copyright Office or the United States Patent and Trademark Office, as applicable, (D) in the case of letter-of-credit rights that are not supporting obligations of Collateral, the execution of a contractual obligation granting control to Agent over such letter-of-credit rights and (E) in the case of electronic chattel paper with payment or amounts owing thereon in excess of $250,000 in the aggregate, the completion of all steps necessary to grant control to Agent over such electronic chattel paper; and (ii) shall be prior to all other Liens on the Collateral except for Permitted Priority Liens, upon (A) in the case of all Pledged Collateral and Pledged Investment Property, the delivery thereof to Agent (for the benefit of the Secured Parties) of such Pledged Collateral and Pledged Investment Property consisting of instruments and certificates, in each case properly endorsed for transfer to Agent (for the benefit of the Secured Parties) or in blank, (B) in the case of all Pledged Investment Property not in certificated form and deposit accounts, the execution of Control Agreements with respect to such Pledged Investment Property and deposit accounts and (C) in the case of all other instruments and tangible chattel paper that has aggregate payments or amounts owing thereunder in excess of $250,000 in the aggregate that are not Pledged Collateral or Pledged Investment Property, the delivery thereof to Agent (for the benefit of the Secured Parties) of such instruments and tangible chattel paper. Except as set forth in this Section 4.2 or as otherwise provided in the Credit Agreement, all actions by each Grantor necessary or otherwise requested by Agent to perfect the Liens granted hereunder on the Collateral have been duly taken.

4.3 Grantor Information. On the Closing Date, Schedule 3 sets forth (i) each Grantor’s and each Guarantor’s jurisdiction of organization, (ii) the location of each Grantor’s and each Guarantor’s chief executive office, (iii) each Grantor’s and each Guarantor’s exact legal name as it appears on its organizational documents and (iv) each Grantor’s organizational identification number (to the extent a Grantor or Guarantor is organized in a jurisdiction which assigns such numbers) and federal employer identification number.

4.4 Collateral Locations. On the Closing Date, Schedule 4 sets forth (i) each place of business of each Grantor and each Guarantor (including its chief executive office), (ii) all locations where any material portion of inventory and equipment owned by each Grantor is kept (other than (A) inventory or equipment that is otherwise in transit or out for repair, refurbishment or processing in the Ordinary Course of Business, (B) de minimis amounts of inventory with sales personnel and at medical facilities or (C) otherwise disposed of in a transaction permitted by the Credit Agreement), (iii) all locations where each Grantor’s books and records concerning the Collateral are kept and (iv) whether each such Collateral location and place of business (including each Grantor’s chief executive office) is owned or leased (and if leased, specifies the complete name and notice address of each lessor) or otherwise occupied (and if otherwise occupied, describes the nature of such occupation). On the Closing Date, no Collateral (other than (A) inventory or equipment that is otherwise in transit or out for repair, refurbishment or processing in the Ordinary Course of Business, (B) de minimis amounts of inventory with sales personnel and at medical facilities or (C) otherwise disposed of in a transaction permitted by the Credit Agreement) is located outside the United States or in the possession of any lessor, bailee, warehouseman or consignee, except as indicated on Schedule 4.

4.5 Certain Property. None of the Collateral constitutes, or is the Proceeds of, (i) farm products, (ii) as-extracted collateral, (iii) timber to be cut or (iv) vessels, aircraft or any other personal property subject to any certificate of title or other registration statute of the United States, any State or other jurisdiction, except for motor vehicles owned by the Grantors and used by employees of the Grantors in the Ordinary Course of Business.

4.6 Pledged Collateral and Pledged Investment Property.

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(a) The Pledged Collateral pledged by each Grantor hereunder is listed on Schedule 1 and, with respect to the Pledged Equity, constitutes all the issued and outstanding equity interests of each Issuer owned by such Grantor as set forth on Schedule 1. None of the Pledged Equity is a certificated security or otherwise represented or evidenced by any certificate other than the Pledged Equity in Nellix, Inc., CVD/RMS Acquisition Corp., RMS/Endologix Sideways Merger Corp., TriVascular, Inc., and TriVascular Technologies, Inc., and no foreign Issuer has certificated its Stock nor is any Grantor (or any representative, agent or any other Related Party of any Grantor) holding any certificate of Stock of any foreign Issuer.

(b) All of the Pledged Equity has been duly authorized and validly issued and, in the case of shares of capital stock and membership interests, is fully paid and nonassessable.

(c) Each of the Pledged Equity, Pledged Debt Instruments and Pledged Investment Property constitutes the legal, valid and binding obligation of the obligor with respect thereto, enforceable in accordance with its terms, except as such enforceability may be limited by applicable insolvency, bankruptcy, reorganization, moratorium or other similar laws affecting creditors’ rights generally.

(d) Schedule 1A lists all Pledged Investment Property owned by each Grantor. Each Grantor is the record and beneficial owner of, and has good and valid title to, the Pledged Investment Property pledged by it hereunder, free of any and all Liens or options in favor of, or claims of, any other Person, except Permitted Liens.

(e) All Pledged Collateral (other than uncertificated Pledged Equity) and all Pledged Investment Property consisting of instruments and certificates has been delivered to Agent (for the benefit of the Secured Parties) in accordance with Section 5.1 hereof to the extent required thereby.

(f) Upon the occurrence and during the continuance of an Event of Default, Agent shall be entitled to exercise all of the rights of the Grantor granting the security interest in any Pledged Equity, and a transferee or assignee of such Pledged Equity shall become a holder of such Pledged Equity to the same extent as such Grantor and be entitled to participate in the management of the Issuer of such Pledged Equity, and, subject to Agent’s exercise of remedies pursuant to Section 6 hereof, upon the transfer of the entire interest of such Grantor, such Grantor shall, by operation of law, cease to be a holder of such Pledged Equity.

4.7 Receivables.

(a) No amount over $250,000 in the aggregate payable to a Grantor under or in connection with any account is evidenced by any instrument or chattel paper which, to the extent required hereunder, has not been delivered to Agent (for the benefit of the Secured Parties), properly endorsed for transfer.

(b) No obligor on any Receivable in excess of $250,000 in the aggregate is a Governmental Authority, unless any assignment of claims act or law has been complied with for the benefit of Agent.

4.8 Credit Agreement. Each Grantor and each Guarantor makes each of the representations and warranties made by Borrowers in Article IV of the Credit Agreement to the extent applicable to it on the date such Grantor or Guarantor becomes a party hereto (which representations and warranties shall be deemed to be re-made (i) as of the date of each amendment, consent or waiver of this Agreement or the Credit Agreement executed by any Grantor and (iii) solely with respect to any new Grantor that joins this Agreement after the Closing Date, on the date such new

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Grantor joins this Agreement). Such representations and warranties shall be incorporated herein by this reference as if fully set forth herein.

4.9 Commercial Tort Claims. The only commercial tort claims that any Grantor is asserting or intends to assert in which the potential recovery exceeds $250,000 in the aggregate are those listed on Schedule 5, as may be supplemented from time to time by delivery thereof to Agent, which sets forth such information separately for each Grantor.

4.10 Enforcement. No material permit, notice to or filing with any Governmental Authority or any other Person or any material consent from any Person is required for the exercise by Agent of its rights (including voting rights) provided for in this Agreement or the enforcement of remedies in respect of the Collateral pursuant to this Agreement, including the transfer of any Collateral, except (i) as may be required in connection with the disposition of any portion of the Pledged Collateral by laws affecting the offering and sale of securities generally, (ii) any approvals that may be required to be obtained from any bailees or landlords to collect the Collateral, (iii) permits or consents which have been obtained and notices or filings which have been made, and (iv) any requirements set forth in any assignment of claims act and laws.

4.11 Accounts. Set forth on Schedule 6, as such Schedule may be updated from time to time to reflect changes resulting from transactions permitted under the Loan Documents) is a listing of all of Grantors’ and their Subsidiaries’ Deposit Accounts and Securities Accounts, including, with respect to each bank or securities intermediary (a) the name and address of such Person, and (b) the account numbers of the Deposit Accounts or Securities Accounts maintained with such Person.

4.12 Real Property. Schedule 7 sets forth all Real Property owned by any of the Grantors as of the Closing Date.

4.13 Intellectual Property. As of the Closing Date: (i) Schedule 8 provides a complete and correct list of all registered Copyrights owned by any Grantor and all other Copyrights owned by any Grantor and material to the conduct of the business of any Grantor; (ii) Schedule 9 provides a complete and correct list of all Intellectual Property Licenses (other than license agreements for commercially available off-the-shelf software that is generally available to the public which have been licensed to a Grantor pursuant to end-user licenses) entered into by any Grantor that are material to the business of such Grantor, including any Intellectual Property Licenses that relate to Intellectual Property that is incorporated in any Inventory, software, or other product marketed, sold, licensed, or distributed by such Grantor; (iii) Schedule 10 provides a complete and correct list of all Patents owned by any Grantor; and (iv) Schedule 11 provides a complete and correct list of all registered Trademarks owned by any Grantor and all other Trademarks owned by any Grantor and material to the conduct of the business of any Grantor.

SECTION 5. COVENANTS.

Each Grantor covenants and agrees with Agent that, from and after the date of this Agreement until the Secured Obligations and the Guaranteed Obligations, as applicable, shall have been Paid in Full:

5.1 Delivery of Instruments, Certificated Securities and Chattel Paper.

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(a) Such Grantor shall (i) deliver to Agent (for the benefit of the Secured Parties), in suitable form for transfer and in form and substance reasonably satisfactory to Agent, (A) all certificated Pledged Equity, together with stock powers or other suitable instruments for transfer, executed in blank, (B) all Pledged Debt Instruments and (C) all certificates and instruments evidencing Pledged Investment Property and (ii) to the extent required by Section 5.08 of the Credit Agreement, maintain all other Pledged Investment Property in an account that is subject to a Control Agreement. No foreign Issuer shall issue certificates of its Stock unless the foregoing provisions of this paragraph are complied with.

(b) If any amount in excess of $250,000 in the aggregate payable under or in connection with any Collateral owned by such Grantor shall be or become evidenced by an instrument or tangible chattel paper other than such instrument delivered in accordance with this Section 5.1 and in the possession of Agent, such Grantor shall notify Agent, and upon the written request of Agent, mark all such instruments and tangible chattel paper with the following legend: “This writing and the obligations evidenced or secured hereby are subject to the security interest of Deerfield ELGX Revolver, LLC, as Agent” and, at the written request of Agent, shall promptly deliver such instrument or tangible chattel paper to Agent (for the benefit of the Secured Parties), duly indorsed in a manner reasonably satisfactory to Agent.

(c) Such Grantor shall not grant “control” (within the meaning of such term under Article 9-106 of the UCC) over any Pledged Collateral or Pledged Investment Property to any Person other than Agent (for the benefit of the Secured Parties) or, to the extent permitted under (and subject to the terms of) the Intercreditor Agreement and subject to the terms of Section 8.21, the Term Agent.

(d) If such Grantor is or becomes the beneficiary of a letter of credit that is (i) not a supporting obligation of any Collateral and (ii) in excess of $250,000 in the aggregate, such Grantor shall promptly, and in any event within five (5) Business Days after becoming a beneficiary, notify Agent thereof and shall use commercially reasonable efforts to enter into a contractual arrangement reasonably requested by the Agent with respect to the letter-of-credit rights under such letter of credit. Such contractual arrangement shall assign such letter-of-credit rights to Agent and such assignment shall be sufficient to grant control for the purposes of Section 9-107 of the UCC (or any similar section under any equivalent UCC). Such contractual arrangement shall also direct all payments thereunder to an account subject to a Control Agreement. The provisions of the contractual arrangement shall be in form and substance reasonably satisfactory to Agent.

(e) If any amount in excess of $250,000 in the aggregate payable under or in connection with any Collateral owned by such Grantor shall be or become evidenced by electronic chattel paper, such Grantor shall take all commercially reasonable steps necessary to grant Agent control of all such electronic chattel paper for the purposes of Section 9-105 of the UCC (or any similar section under any equivalent UCC) and all “transferable records” as defined in each of the Uniform Electronic Transactions Act and the Electronic Signatures in Global and National Commerce Act.

(f) In the event that an Event of Default shall have occurred and be continuing, upon the request of Agent, any instrument, certificated security or chattel paper not theretofore delivered to Agent and at such time being held by such Grantor shall be promptly (and, in any event, within five (5) Business Days) delivered to Agent (for the benefit of the Secured Parties), duly indorsed in a manner satisfactory to Agent, to be held as Collateral pursuant to this Agreement and in the case of electronic chattel paper, such Grantor shall cause Agent to have control thereof within the meaning set forth in Section 9-105 of the UCC. In the event that an Event of Default shall have occurred and be continuing, Agent shall have the right, at any time in its discretion and without notice to any Grantor, to (i) transfer to or to register in its name or in the name of its nominees any Pledged Collateral or any Pledged Investment

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Property and (ii) exchange any certificate or instrument representing or evidencing any Pledged Collateral or any Pledged Investment Property for certificates or instruments of smaller or larger denominations.

5.2 Maintenance of Perfected Security Interest; Further Documentation.

(a) Such Grantor shall maintain the security interests created by this Agreement as perfected security interests (to the extent such security interests can be perfected by the filing of UCC financing statements (and, with respect to commercial tort claims, to the extent any commercial tort claims are sufficiently identified herein)) having at least the priority described in Section 4.2 hereof, and shall defend such security interests against the claims and demands of all Persons whomsoever (other than holders of Permitted Liens).

(b) Subject to (other than, with respect to the Third Party Agent, during any Third Party Agent Retention Period) Section 5.20 of the Credit Agreement, such Grantor will furnish to Agent from time to time statements and schedules further identifying and describing the assets and property of such Grantor and such other reports in connection therewith as Agent may reasonably request, all in reasonable detail in form and substance reasonably satisfactory to Agent.

(c) At any time and from time to time, upon the written request of Agent, and at Grantor’s sole expense, such Grantor will, for the purpose of obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted, promptly and duly execute and deliver, and have recorded, such further instruments and documents and take such further actions as Agent may reasonably request, including (i) filing or authorizing the filing of any financing or continuation statements under the UCC (or other similar laws) in effect in any jurisdiction with respect to the security interests created hereby; (ii) in the case of Pledged Collateral, Pledged Investment Property and any other relevant Collateral, taking any such reasonably requested actions necessary to enable Agent (on behalf of the Secured Parties) to obtain “control” (within the meaning of the applicable UCC) with respect to such Pledged Collateral, Pledged Investment Property and other Collateral to the extent required to be pledged hereunder; (iii) if requested by Agent, delivering, to the extent permitted by Applicable Law, any original motor vehicle certificates of title for vehicles in the aggregate with a fair market value in excess of $250,000 received by such Grantor from the applicable secretary of state or other Governmental Authority after information reflecting Agent’s security interest has been recorded in such motor vehicles to the extent required to be pledged thereunder; (iv) use of commercially reasonable efforts to secure all approvals necessary or appropriate for the assignment to or the benefit of Agent of any contractual obligation held by such Grantor and to enforce the security interests hereunder; and (v) subject to Section 5.08) of the Credit Agreement, executing and delivering any Control Agreements with respect to deposit, securities, commodity and similar accounts.

(d) Such Grantor shall not use or permit any Collateral to be used unlawfully or in violation of any provision of any Loan Document or any policy of insurance covering the Collateral.

5.3 Changes in Locations, Name, etc. Such Grantor shall not, except upon 10 Business Days’ prior written notice to Agent (or such lesser notice as Agent may agree to in writing in its sole discretion) and delivery to Agent of (i) all additional financing statements and other documents reasonably requested by Agent as to the validity, perfection and priority of the security interests provided for herein and (ii) if applicable, a written supplement to Schedule 4 showing any additional location at which inventory or equipment shall be kept (other than (A) inventory or equipment that is otherwise in transit or out for repair, refurbishment or processing in the Ordinary Course of Business, (B) de minimis amounts of inventory with sales personnel and at medical facilities or (C) otherwise disposed of in a transaction permitted by the Credit Agreement):

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(a) permit any of the inventory or equipment comprising Collateral to be kept at a location subject to the possession or control of any warehouse, consignee, bailee, or any of the Grantors’ agents or processors other than those listed on Schedule 4, other than (i) the inventory or equipment that is otherwise in transit or out for repair, refurbishment or processing in the Ordinary Course of Business, (ii) de minimis amounts of inventory with sales personnel and at medical facilities or (iii) otherwise disposed of in a transaction permitted by the Credit Agreement;

(b) change its jurisdiction of organization or the location of its chief executive office from that specified on Schedule 3 or in any subsequent notice delivered pursuant to this Section 5.3; or

(c) change its name, organizational identification number (if any), identity or corporate structure, except as permitted by Section 6.01 of the Credit Agreement upon prior written notice thereof to the Agent.

5.4 Notices. Such Grantor will advise Agent in writing promptly, in reasonable detail, of:

(a) any Lien (other than Permitted Liens) on any of the Collateral; and

(b) the occurrence of any other event which would reasonably be expected to have a Material Adverse Effect on the Collateral or on the Liens created hereby.

5.5 Pledged Investment Property and Pledged Collateral.

(a) If such Grantor shall become entitled to receive or shall receive any certificate, option or rights in respect of the Stock of any Issuer, whether in addition to, in substitution of, as a conversion of, or in exchange for, any of the Pledged Equity, or otherwise in respect thereof, such Stock shall be Pledged Equity (to the extent consistent with the percentage of such Grantor’s Stock in such Issuer pledged hereunder, as set forth on Schedule 1) and such Grantor shall accept the same as the agent of Agent, hold the same in trust for Agent (for the benefit of the Secured Parties) and deliver the same forthwith to Agent (for the benefit of the Secured Parties) in the exact form received, duly indorsed by such Grantor to Agent (for the benefit of the Secured Parties), if required by Agent, together with an undated instrument of transfer covering such certificate duly executed in blank by such Grantor and with, if Agent so requests, signature Guaranteed, to be held by Agent (for the benefit of the Secured Parties), subject to the terms hereof, as additional Collateral for the Secured Obligations.

(b) Upon the occurrence and during the continuance of an Event of Default and the request of Agent, (i) any sums paid upon or in respect of the Pledged Collateral or Pledged Investment Property upon the liquidation or dissolution of any Issuer shall be paid over to Agent (for the benefit of the Secured Parties) to be held by it hereunder as additional Collateral for the Secured Obligations, and (ii) in case any distribution of capital shall be made on or in respect of the Pledged Collateral, or any property shall be distributed upon or with respect to the Pledged Collateral, pursuant to the recapitalization or reclassification of the capital of any Issuer or pursuant to the reorganization thereof, the property so distributed shall, unless otherwise subject to a perfected Lien in favor of Agent, be delivered to Agent (for the benefit of the Secured Parties) to be held by it hereunder as additional Collateral for the Secured Obligations. Upon the occurrence and during the continuance of an Event of Default, if any sums of money or property so paid or distributed in respect of the Pledged Investment Property shall be received by a Grantor, such Grantor shall, at the request of Agent and until such money or property is paid or delivered to the applicable Secured Parties, hold such money or property in trust for Agent (for the

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benefit of the Secured Parties), segregated from other funds of such Grantor, as additional Collateral for the Secured Obligations.

(c) Without the prior written consent of Agent, no Grantor will (i) vote to enable, or take any other action, to permit any Issuer to issue any Stock of any nature or to issue any other securities or interests convertible into or granting the right to purchase or exchange for any Stock of any nature of any Issuer, except, in each case, as permitted by the Credit Agreement, (ii) sell, assign, transfer, exchange, or otherwise dispose of, or grant any option with respect to, the Pledged Investment Property or Proceeds thereof other than any such action which is permitted by the Credit Agreement, (iii) create, incur or permit to exist any Lien or option in favor of, or any claim of any Person with respect to, any of the Pledged Investment Property or Proceeds thereof, or any interest therein, except for Permitted Liens, or (iv) enter into any agreement or undertaking restricting the right or ability of such Grantor or Agent to sell, assign or transfer any of the Pledged Investment Property or Proceeds thereof, except with respect to Permitted Liens and any such action which is permitted by the Credit Agreement.

(d) In the case of each Grantor which is an Issuer, such Issuer agrees that (i) it will be bound by the terms of this Agreement relating to the Pledged Equity issued by it and will comply with such terms insofar as such terms are applicable to it, (ii) it will notify Agent promptly in writing of the occurrence of any of the events described in Sections 5.5(a) and 5.5(b) hereof with respect to the Pledged Equity issued by it and (iii) the terms of Sections 6.3(c) and 6.7 hereof shall apply to such Grantor with respect to all actions that may be required of it pursuant to Section 6.3(c) hereof regarding the Pledged Equity issued by it.

5.6 Receivables. Other than in the Ordinary Course of Business consistent with its past practice, such Grantor will not (i) grant any extension of the time of payment of any Receivable, (ii) compromise or settle any Receivable for less than the full amount thereof, (iii) release, wholly or partially, any Person liable for the payment of any Receivable, (iv) allow any credit or discount whatsoever on any Receivable or (v) amend, supplement or modify any Receivable in any manner that would reasonably be expected to adversely affect the value thereof, in each case, unless taking the foregoing actions would not reasonably be expected, individually or in the aggregate, to cause a Material Adverse Effect.

5.7 Intellectual Property. Except as permitted by the Credit Agreement, or except, in each case, where the failure to do so could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect (provided that no such Material Adverse Effect qualifier should apply to Section 5.7(h)):

(a) Upon the request of Agent, in order to facilitate filings with the United States Patent and Trademark Office and the United States Copyright Office, each Grantor shall execute and deliver to Agent one or more Copyright Security Agreements, Trademark Security Agreements, or Patent Security Agreements to further evidence Agent’s Lien on such Grantor’s Patents, Trademarks, or Copyrights, and the General Intangibles of such Grantor relating thereto or represented thereby.

(b) Such Grantor (either itself or through licensees) will (i) continue to use each Trademark (owned by such Grantor), in order to maintain such Trademark in full force and effect free from any claim of abandonment for non-use, (ii) maintain as in the past the quality of products and services offered under such Trademark, (iii) use, and cause its licensees and sublicensees to use, such Trademark with the appropriate notice of registration and all other notices and legends required by Applicable Law, (iv) not adopt or use any mark which is confusingly similar or a colorable imitation of such Trademark unless Agent shall obtain a perfected security interest in such Trademark pursuant to this

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Agreement and (v) not (and not permit any licensee or sublicensee thereof to) do any act or omit to do any act whereby such Trademark (or any goodwill associated therewith) may become destroyed, harmed, invalidated or impaired in any way.

(c) Each Grantor (either itself or through licensees) will not do any act, or omit to do any act, whereby as a result of such act or omission, any Patent owned by such Grantor may become unenforceable, invalidated, forfeited, abandoned or dedicated to the public, will employ, and cause its licensees and sublicensees to employ, each such Patent with the appropriate notice of registration and all other notices and legends required by Applicable Law, and will take commercially reasonable steps to establish and preserve the Patents in any patentable invention under Applicable Law.

(d) Each Grantor (either itself or through licensees) (i) will employ, and cause its licensees and sublicensees to employ, each Copyright owned by such Grantor with the appropriate notice of registration and all other notices and legends required by Applicable Law, and (ii) will not (and will not permit any licensee or sublicensee thereof to) do any act or omit to do any act whereby such Copyrights may become invalidated or otherwise impaired, and (iii) will not (either itself or through licensees or sublicensees) do any act whereby any such Copyrights may fall into the public domain.

(e) Each Grantor (either itself or through licensees or sublicensees) will not (and will not permit any licensee or sublicensee thereof to) do any act or omit to do any act whereby any trade secret may become unenforceable under any Applicable Law and each Grantor shall take reasonable steps to maintain the confidentiality of, and otherwise protect and enforce its rights in, the Intellectual Property that is necessary in or material to the conduct of such Grantor’s business, including, as applicable (A) protecting the secrecy and confidentiality of its confidential information and trade secrets by having and enforcing a policy requiring all current employees, consultants, licensees, vendors and contractors with access to such information to execute appropriate confidentiality agreements; (B) taking actions reasonably necessary to ensure that no trade secret falls into the public domain due to any action of any Grantor; and (C) protecting the secrecy and confidentiality of the source code of all software programs and applications of which it is the owner or licensee by having and enforcing a policy requiring any licensees (or sublicensees) of such source code to enter into license agreements with commercially reasonable use and non-disclosure restrictions.

(f) Such Grantor (either itself or through licensees or sublicensees) will not do any act that infringes, misappropriates, dilutes, violates or otherwise impairs the Intellectual Property or intellectual property rights of any other Person.

(g) Such Grantor will notify Agent promptly if it knows, or has reason to know, that any application or registration relating to any Intellectual Property owned by such Grantor may become unenforceable, invalidated, forfeited, abandoned or dedicated to the public, or of any determination or development (including the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office, the United States Copyright Office or any court or tribunal in any country) regarding such Grantor’s ownership of, or the validity of, any such Intellectual Property or such Grantor’s right to register the same or to own and maintain the same.

(h) At the time of delivery of (A) if Endologix is required to file reports pursuant to Section 13 or 15(d) of the Exchange Act, the 10-Q and 10K filings (or, if earlier, the time delivery thereof is required by the SEC) as required by Section 5.05(a)(ii) or (B) if Endologix is not required to file reports pursuant to Section 13 of 15(d) of the Exchange Act, the quarterly and annual financial statements as required by Section 5.05(c), each Grantor will notify Agent of applications filed for the registration of any Intellectual Property with the United States Patent and Trademark Office, the United States Copyright

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Office or any similar office or agency in any other country or any political subdivision thereof. Upon the request of Agent, within five (5) Business Days, such Grantor shall execute and deliver, and have recorded, any and all agreements, instruments, documents, and papers as Agent may request to evidence Agent’s security interest in any Intellectual Property owned by such Grantor, including any Copyright, Patent or Trademark and the goodwill and general intangibles of such Grantor relating thereto or represented thereby.

(i) Such Grantor will take all actions that are necessary or reasonably requested by Agent to maintain and pursue each application (and to obtain the relevant registration or recordation) and to maintain each registration and recordation of all Intellectual Property owned by it.

(j) In the event that any Intellectual Property owned by a Grantor is, to its knowledge, infringed upon or misappropriated or diluted by a third party, such Grantor shall, subject to (other than, with respect to the Third Party Agent, during any Third Party Agent Retention Period) Section 5.20 of the Credit Agreement, (i) take such actions as such Grantor shall reasonably deem appropriate under the circumstances to protect such Intellectual Property and (ii) promptly notify Agent after it learns thereof and sue for infringement, misappropriation or dilution, to seek injunctive relief where appropriate and to recover any and all damages for such infringement, misappropriation or dilution.

(k) Each Grantor shall require all employees, consultants, and contractors of such Grantor who are involved in the creation or development of any Intellectual Property for such Grantor to sign agreements that presently assigned all Intellectual Property created or developed for the Grantor to such Grantor, and obligate such employee, consulting or contractor to hold all confidential information of the Grantor (or of any other Person and held by the Grantor) in confidence.

(l) Grantors acknowledge and agree that the Lender Group shall have no duties with respect to any Intellectual Property or Intellectual Property Licenses of any Grantor. Without limiting the generality of this Section 5.7(k), Grantors acknowledge and agree that no member of the Lender Group shall be under any obligation to take any steps necessary to preserve rights in the Collateral consisting of Intellectual Property or Intellectual Property Licenses against any other Person, but any member of the Lender Group may do so at its option from and after the occurrence and during the continuance of an Event of Default, and all expenses incurred in connection therewith (including reasonable fees and expenses of attorneys and other professionals) shall be for the sole account of Borrowers and the other Grantors and shall be chargeable to the Loan Account.

5.8 Other Matters.

(a) Each Grantor authorizes Agent and its Affiliates directors, partners, officers, employees, agents, counsel and advisors and any Third Party Agent to, at any time and from time to time, file or record financing statements, continuation statements, amendments thereto, and other filing or recording documents or instruments with respect to any Collateral in such forms and in such offices as Agent or such other Person reasonably determines appropriate to perfect, or continue or maintain perfection of, the security interests of Agent under this Agreement, and such statements, amendments, documents, and instruments may describe the Collateral covered thereby as “all assets of the debtor” of each Grantor, or words of similar effect and may contain any other information required pursuant to the UCC for the sufficiency of

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filing office acceptance of any financing statement, continuation statement or amendment, and each Grantor agrees to furnish any such information to Agent promptly upon Agent’s reasonable request. Any such financing statement, continuation statement or amendment may be signed by Agent on behalf of any Grantor and may be filed at any time in any jurisdiction. A copy of this Agreement shall be sufficient as a financing statement or other filing or recording document or instrument for filing or recording in any jurisdiction. Such Grantor also hereby ratifies its authorization for Agent and any Third Party Agent to have filed any initial financing statement or amendment thereto under the UCC (or other similar laws) in effect in any jurisdiction if filed prior to the date hereof To the extent permitted by law, each Grantor hereby (i) waives any right under the UCC or any other Applicable Law to receive notice and/or copies of any filed or recorded financing statements, amendments thereto, continuations thereof or termination statements and (ii) releases and excuses each Secured Party from any obligation under the UCC or any other Applicable Law to provide notice or a copy of any such filed or recorded documents.

(b) Each Grantor shall, at any time and from time and to time, take such steps as the Agent may reasonably request for Agent to insure the continued perfection and priority of Agent’s security interest in any of the Collateral and of the preservation of its rights therein.

(c) If any Grantor shall at any time, acquire a commercial tort claim as set forth in Section 4.9 hereof, such Grantor shall promptly notify Agent thereof in writing and supplement Schedule 5, therein providing a reasonable description and summary thereof, and upon delivery thereof to Agent, such Grantor shall be deemed to thereby grant to Agent (and such Grantor hereby grants to Agent) a Lien in and to such commercial tort claim and all Proceeds thereof, all upon the terms of and governed by this Agreement, and such Grantor shall execute and deliver to Agent, in each case in form and substance reasonably satisfactory to Agent, any document, and take all other action, deemed by Agent to be reasonably necessary or appropriate for Agent to obtain, for the benefit of the Secured Parties, a perfected security interest in all such commercial tort claims. Any supplement to Schedule 5 delivered pursuant to this Section 5.8(c) shall, after the receipt thereof by Agent, become part of Schedule 5 for all purposes hereunder other than in respect of representations and warranties made prior to the date of such receipt.

5.9 Credit Agreement. Each of the Grantors covenants that it will, and, if necessary, will cause or enable each Borrower to, fully comply with each of the covenants and other agreements set forth in the Credit Agreement.

5.10 Agent May Purchase Insurance. If a Grantor at any time or times hereafter shall fail to obtain, maintain or provide to Agent evidence of any of the policies of insurance or other items required under Section 5.03 of the Credit Agreement or to pay any premium relating thereto, then Agent, without waiving or releasing any obligation or default by such Grantor hereunder, may (but shall be under no obligation to) obtain and maintain such policies of insurance and pay such premiums and take such other actions with respect thereto as Agent deems advisable upon notice to such Grantor. Such insurance, if obtained by Agent, may, but need not, protect such Grantor’s interests or pay any claim made by or against such Grantor with respect to the Collateral. Such insurance may be more expensive than the cost of insurance such Grantor may be able to obtain on its own and may be cancelled only upon such Grantor providing evidence that it has obtained the insurance as required above. All sums disbursed by Agent in connection with any such actions shall constitute Secured Obligations and Guaranteed Obligations payable upon demand.

5.11 Further Assurances.

(a) Each Grantor agrees that from time to time, at its own expense, such Grantor will promptly execute and deliver all further instruments and documents, and take all further action, that Agent may reasonably request, in order to perfect and protect the security interest and Lien granted hereby, to create, perfect or protect the security interest and Lien purported to be granted hereby or to enable Agent to exercise and enforce its rights and remedies hereunder with respect to any of the Collateral.

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(b) Grantor acknowledges that it is not authorized to file any financing statement or amendment or termination statement with respect to any financing statement filed in connection with this Agreement or the other Loan Documents without the prior written consent of Agent, subject to such Grantor’s rights under Section 9-509(d)(2) of the Code.

SECTION 6. REMEDIAL PROVISIONS.

6.1 Certain Matters Relating to Receivables. Subject to, in each case, the terms of the Intercreditor Agreement (to the extent applicable):

(a) At any time and from time to time after the occurrence and during the continuance of an Event of Default, Agent shall have the right to make test verifications of the Receivables in any manner and through any medium that it reasonably considers advisable, and each Grantor shall furnish all such assistance and information as Agent may reasonably require in connection with such test verifications. At any time and from time to time after the occurrence and during the continuance of an Event of Default, upon request of the Agent and at the expense of the relevant Grantor, such Grantor shall cause independent public accountants or others satisfactory to Agent to furnish to Agent reports showing reconciliations, agings and test verifications of, and trial balances for, the Receivables.

(b) If requested by Agent at any time after the occurrence and during the continuance of an Event of Default, any payments of Receivables, when collected by any Grantor, (i) shall be forthwith (and, in any event, within two (2) Business Days) deposited by such Grantor in the exact form received, duly indorsed by such Grantor to Agent (for the benefit of the Secured Parties) and upon notice to such Grantor, in a collateral account maintained under the sole dominion and control of Agent, subject to withdrawal by Agent as provided in Section 6.4 hereof, and (ii) until so turned over, shall be held by such Grantor in trust for Agent (for the benefit of the Secured Parties), segregated from other funds of such Grantor. Each such deposit of Proceeds of Receivables shall be accompanied by a report identifying in reasonable detail the nature and source of the payments included in the deposit.

(c) At any time and from time to time after the occurrence and during the continuance of an Event of Default, at the request of Agent, each Grantor shall deliver to Agent all original and other documents evidencing, and relating to, the agreements and transactions which gave rise to the Receivables, including all original orders, invoices and shipping receipts and notify account debtors that the accounts or general intangibles that are Collateral have been collaterally assigned to Agent and that payments in respect thereof shall be made directly to Agent.

(d) Each Grantor hereby irrevocably authorizes and empowers Agent, in Agent’s sole discretion, at any time after the occurrence and during the continuance of an Event of Default, without notice to such Grantor: (i) to limit or terminate the ability of a Grantor to collect its Receivables or any thereof; to assert, either directly or on behalf of such Grantor, any claim such Grantor may from time to time have against account debtors and to otherwise enforce such Grantor’s rights against such account debtors; (ii) to receive and collect any and all damages, awards and other monies resulting therefrom and to apply the same to the Secured Obligations as set forth in Section 6.5 hereof; and (iii) in its own name or in the name of others, to communicate with account debtors to verify with them to Agent’s reasonable satisfaction the existence, amount and terms of any account or amounts due under any general intangible that is Collateral.

6.2 Communications with Obligors; Grantors Remain Liable.

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(a) Agent in its own name or in the name of others may at any time after the occurrence and during the continuance of an Event of Default communicate with obligors under the Receivables to verify with them to Agent’s satisfaction the existence, amount and terms of any Receivables

(b) Subject to the terms of the Intercreditor Agreement (to the extent applicable), upon the request of Agent at any time after the occurrence and during the continuance of an Event of Default, each Grantor shall notify obligors on the Receivables that the Receivables have been assigned to Agent and that payments in respect thereof shall be made directly to Agent.

(c) Anything herein to the contrary notwithstanding, each Grantor shall remain liable in respect of each of the Receivables to observe and perform all the conditions and obligations to be observed and performed by it thereunder, all in accordance with the terms of any agreement giving rise thereto. No Secured Party shall have any obligation or Liability under any Receivable (or any agreement giving rise thereto) by reason of or arising out of any Loan Document or the receipt by Agent or any other Secured Party of any payment relating thereto, nor shall any Secured Party be obligated in any manner to perform any of the obligations of any Grantor under or pursuant to any Receivable (or any agreement giving rise thereto), to make any payment, to make any inquiry as to the nature or the sufficiency of any payment received by it or as to the sufficiency of any performance by any party thereunder, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

6.3 Pledged Investment Property and Pledged Collateral.

(a) Unless an Event of Default shall have occurred and be continuing and until Agent has notified Borrower Representative otherwise, each Grantor shall be permitted to receive all cash dividends and distributions paid in respect of the Pledged Collateral and all payments made in respect of the Pledged Investment Property, to the extent permitted in the Credit Agreement, and to exercise all voting and other rights with respect to the Pledged Collateral and Pledged Investment Property; provided, that no vote shall be cast or other right exercised or action taken that could be reasonably likely to materially impair the Collateral or which would be inconsistent with or result in any violation of any provision of the Credit Agreement, this Agreement or any other Loan Document.

(b) If an Event of Default shall occur and be continuing: (i) Agent shall have the right to receive any and all cash dividends and distributions, payments or other Proceeds paid in respect of the Pledged Collateral and Pledged Investment Property and make application thereof to the Secured Obligations as set forth in Section 6.5 hereof, (ii) Agent shall have the right to cause any or all of the Pledged Collateral and Pledged Investment Property to be registered in the name of Agent or its nominee and (iii) Agent or its nominee may exercise (x) all voting, consent, corporate and other rights pertaining to such Pledged Collateral and Pledged Investment Property at any meeting of shareholders, partners or members, as the case may be, of the relevant Issuer or Issuers or otherwise (or by written consent) and (y) any and all rights of conversion, exchange and subscription and any other rights, privileges or options pertaining to such Pledged Collateral and Pledged Investment Property as if it were the absolute owner thereof (including the right to exchange at its discretion any and all of the Pledged Collateral and Pledged Investment Property upon the merger, amalgamation, consolidation, reorganization, recapitalization or other fundamental change in the corporate or other structure of any Issuer, or upon the exercise by any Grantor or Agent of any right, privilege or option pertaining to such Pledged Collateral and Pledged Investment Property, and in connection therewith, the right to deposit and deliver any and all of the Pledged Collateral and Pledged Investment Property with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as Agent may determine), all without

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Liability other than to the extent such Liability is a result of its own willful misconduct or gross negligence as determined by a court of competent jurisdiction in a final non-appealable order or to account for property actually received by it, but Agent shall have no duty to any Grantor to exercise any such right, privilege or option and shall not be responsible for any failure to do so or delay in so doing.

(c) Each Grantor hereby expressly and irrevocably authorizes and instructs, without any further instructions from such Grantor, each Issuer of the Pledged Collateral and Pledged Investment Property pledged by such Grantor hereunder to (i) comply with any instruction received by it from Agent in writing that (x) states that an Event of Default has occurred and is continuing and (y) is otherwise in accordance with the terms of this Agreement, and each Grantor agrees that each Issuer shall be fully protected in so complying and (ii) unless otherwise permitted under the Loan Documents, pay any dividends, distributions or other payments with respect to the Pledged Collateral and Pledged Investment Property directly to Agent.

(d) In order to permit Agent to exercise the voting and other consensual rights that it is entitled to exercise pursuant hereto and to receive all dividends and other distributions that it is entitled to receive hereunder, (i) during the existence of an Event of Default, each Grantor shall promptly execute and deliver (or cause to be executed and delivered) to Agent all such proxies, dividend payment orders and other instruments as Agent may from time to time reasonably request and (ii) without limiting the effect of clause (i) above, such Grantor hereby grants to Agent an irrevocable proxy to vote all or any part of the Pledged Collateral and the Pledged Investment Property and to exercise all other rights, powers, privileges and remedies to which a holder of the Pledged Collateral or the Pledged Investment Property, as applicable, would be entitled (including giving or withholding written consents of shareholders, partners or members, as the case may be, calling special meetings of shareholders, partners or members, as the case may be, and voting at such meetings), which proxy shall be effective, automatically and without the necessity of any action (including any transfer of any Pledged Collateral or Pledged Investment Property on the record books of the Issuer thereof) by any other person (including the Issuer of such Pledged Collateral or Pledged Investment Property, as applicable, or any officer or agent thereof) solely during the continuance of an Event of Default and which proxy shall only terminate upon the Payment in Full in cash of the Secured Obligations or upon an express waiver in writing by Agent and the Required Lenders of the underlying Event of Default in accordance with the terms of the Credit Agreement.

6.4 Proceeds to be Turned Over to Agent. In addition to the rights of Agent specified in Section 6.1 hereof with respect to payments of Receivables, if an Event of Default shall occur and be continuing and Agent has notified Borrower Representative of the Grantors’ obligations under this Section 6.4, all Proceeds received by any Grantor consisting of cash, checks and other cash equivalent items shall be held by such Grantor in trust for Agent (for the benefit of the Secured Parties), segregated from other funds of such Grantor, and shall, upon written request of Agent, forthwith upon receipt by such Grantor, be turned over to Agent in the exact form received by such Grantor (duly indorsed by such Grantor to Agent, if required). Subject to the terms of the Intercreditor Agreement (if applicable), all Proceeds received by Agent under this Section 6.4 shall be held by Agent in a collateral account maintained under its sole dominion and control. All Proceeds, while held by Agent (for the benefit of the Secured Parties) in any collateral account (or by such Grantor in trust for Agent (for the benefit of the Secured Parties)) established pursuant hereto, shall continue to be held as collateral security for the Secured Obligations and shall not constitute payment thereof until applied as provided in Section 6.5 hereof.

6.5 Application of Proceeds. Agent may apply all or any part of Proceeds from the sale of, or other realization upon, all or any part of the Collateral (after deducting all reasonable and

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documented external attorneys’ and other fees and out-of-pocket costs and expenses of every kind incurred in connection therewith or incidental to the care or safekeeping of any Collateral or in any way relating to the Collateral or the rights of Agent and any other Secured Party hereunder) in payment of the Secured Obligations in such order as the Agent shall determine in its discretion, and may pay any other amount required by any Applicable Law. Any balance of such Proceeds remaining after the Secured Obligations and the Guaranteed Obligations (as applicable) shall have been Paid in Full shall be paid over to the applicable Grantor or to whomsoever may be lawfully entitled to receive the same. The parties hereto understand and agree that the exercise of remedies hereunder with respect to accounts arising under any Third Party Payor program may be subject to Applicable Law.

6.6 Code and Other Remedies. If an Event of Default shall occur and be continuing, Agent may exercise, in addition to all other rights and remedies granted to them in this Agreement and in any other instrument or agreement securing, evidencing or relating to the Secured Obligations, all rights and remedies of a secured party under the UCC or any other Applicable Law. Without limiting the generality of the foregoing, Agent, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon any Grantor or any other Person (all and each of which demands, defenses (other than defense of payment), advertisements and notices are hereby waived), may in such circumstances forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, lease, assign, give options to purchase, or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, at any exchange, broker’s board or office of Agent or elsewhere upon such terms and conditions as they may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery with assumption of any credit risk. Agent shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in any Grantor, which right or equity is hereby waived and released. Each Grantor further agrees, at Agent’s request, to assemble the Collateral and make it available to Agent at places which Agent shall reasonably select, whether at such Grantor’s premises or elsewhere in connection with the exercise of Agent’s remedies hereunder. Agent shall apply the net Proceeds of any action taken by it pursuant to this Section 6.6, after deducting all reasonable documented out-of-pocket costs and expenses of every kind incurred in connection therewith or incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of Agent hereunder, to the payment in whole or in part of the Secured Obligations, as set forth in Section 6.5 hereof. To the extent permitted by Applicable Law, each Grantor waives all claims, damages and demands it may acquire against Agent arising out of the exercise by them of any rights hereunder. If any notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least 10 calendar days before such sale or other disposition. Agent shall not be obligated to make any sale of Collateral regardless of notification of sale having been given. Agent may adjourn any public sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Each Grantor agrees that (A) the internet shall constitute a “place” for purposes of Section 9-610(b) of the Code and (B) to the extent notification of sale shall be required by law, notification by mail of the URL where a sale will occur and the time when a sale will commence at least ten (10) days prior to the sale shall constitute a reasonable notification for purposes of Section 9-611(b) of the Code. Each Grantor agrees that any sale of Collateral to a licensor pursuant to the terms of a license agreement between such licensor and a Grantor is sufficient to constitute a commercially reasonable sale (including as to method, terms, manner, and time) within the meaning of Section 9-610 of the Code.

6.7 Private Sale. Each Grantor recognizes that Agent may be unable to effect a public sale of any or all the Pledged Collateral and Pledged Investment Property, by reason of certain

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prohibitions contained in the Securities Act and applicable state or foreign securities laws or otherwise, or may otherwise determine that a public sale is impracticable, not desirable or not commercially reasonable, and, accordingly, and may resort to one or more private sales thereof to a restricted group of purchasers that will be obliged to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof. Each Grantor acknowledges and agrees that any such private sale may result in prices and other terms less favorable than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner. Agent shall be under no obligation to delay a sale of any of the Pledged Collateral or Pledged Investment Property for the period of time necessary to permit the Issuer thereof to register such securities or other interests for public sale under the Securities Act, or under applicable state or foreign securities laws, even if such Issuer would agree to do so.

Each Grantor agrees to use its commercially reasonable efforts to do or cause to be done all such other acts as may be necessary to make such sale or sales of all or any portion of the Pledged Collateral and Pledged Investment Property pursuant to this Section 6.7 and Section 6.10 hereof valid and binding and in compliance with Applicable Law. Each Grantor further agrees that a breach of any of the covenants contained herein will cause irreparable injury to Agent and the other Secured Parties, that Agent and the other Secured Parties have no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained herein shall be specifically enforceable against such Grantor (except as such enforceability may be limited by applicable insolvency, bankruptcy, reorganization, moratorium or other similar laws affecting creditors’ rights generally), and such Grantor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants. Until all of the Secured Obligations and all of the Guaranteed Obligations are Paid in Full, each Grantor postpones until such date any and all rights of contribution or subrogation upon the sale or disposition of all or any portion of the Pledged Collateral and Pledged Investment Property by Agent.

6.8 Deficiency. Each Grantor shall remain liable for any deficiency if the Proceeds of any sale or other disposition of any Collateral are insufficient to Pay in Full the Secured Obligations and the fees and disbursements of any attorneys employed by Agent or any other Secured Party to collect such deficiency.

6.9 Licenses. Solely for the purpose of enabling Agent (for the benefit of the Secured Parties) to exercise rights and remedies following and during the continuation of an Event of Default (including in order to take possession of, collect, receive, assemble, process, appropriate, remove, realize upon, sell, assign, convey, transfer or grant options to purchase any Collateral), each Grantor hereby grants to Agent, for the benefit of the Secured Parties, (i) an irrevocable, nonexclusive license (exercisable without payment of royalty or other compensation to such Grantor) including in such license the right to use, practice, license or sublicense any Intellectual Property now owned or hereafter acquired by such Grantor, and wherever the same may be located, and including in such license access to all media in which any of the licensed items may be recorded or stored and to all computer software and programs used for the compilation or printout thereof, and (ii) an irrevocable license (without payment of rent or other compensation to such Grantor) to use, operate and occupy all Real Estate owned, operated, leased, subleased or otherwise occupied by such Grantor; provided, in each case, that no such licenses shall be granted with respect to any Excluded Property.

6.10 Disposition of Collateral. Without limiting the generality of the foregoing, to the fullest extent not prohibited by Applicable Law, Agent may, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon any Grantor or any other Person (all and each of which demands, defenses, advertisements and notices are hereby waived), upon the occurrence and during the continuance of any

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Event of Default (personally or through its agents or attorneys), (i) enter upon the premises where any Collateral is located, without any obligation to pay rent, through self-help, without judicial process, without first obtaining a final judgment or giving any Grantor or any other Person notice or opportunity for a hearing on Agent’s claim or action, (ii) collect, receive, appropriate and realize upon any Collateral and (iii) sell, assign, convey, transfer, grant option or options to purchase and deliver any Collateral (and enter into contractual obligations to do any of the foregoing), in one or more parcels at public or private sale or sales, at any exchange, broker’s board or office of any Secured Party or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. Agent shall have the right, upon any such public sale or sales and, to the extent permitted by the UCC and other Applicable Law, upon any such private sale, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption of any Grantor, which right or equity is hereby waived and released.

6.11 Management of the Collateral. Each Grantor further agrees, that, upon the occurrence and during the continuance of any Event of Default and to the fullest extent not prohibited by Applicable Law and, in each case, subject to the terms of the Intercreditor Agreement (if applicable), (i) at Agent’s written request, it shall assemble the Collateral and make it available to Agent at places that Agent shall reasonably select, whether at such Grantor’s premises or elsewhere, (ii) without limiting the foregoing, Agent also has the right to require that each Grantor store and keep any Collateral pending further action by Agent and, while any such Collateral is so stored or kept, provide such guards and maintenance services as shall be necessary to protect the same and to preserve and maintain such Collateral in good condition, (iii) until Agent is able to sell, assign, convey or transfer any Collateral, Agent shall have the right to hold or use such Collateral to the extent that it deems appropriate for the purpose of preserving the Collateral or its value or for any other purpose deemed appropriate by Agent, and (iv) Agent may, if it so elects, seek the appointment of a receiver or keeper to take possession of any Collateral and to enforce any of Agent’s remedies (for the benefit of the Secured Parties), with respect to such appointment without prior notice or hearing as to such appointment. Agent shall not have any obligation to any Grantor to maintain or preserve the rights of any Grantor as against third parties with respect to any Collateral while such Collateral is in the possession of Agent.

6.12 Direct Obligation. Neither Agent nor any other Secured Party shall be required to make any demand upon, or pursue or exhaust any right or remedy against, any Grantor, any other Guarantor, any other Loan Party or any other Person with respect to the payment of the Secured Obligations or the Guaranteed Obligations or to pursue or exhaust any right or remedy with respect to any Collateral therefor or any direct or indirect guaranty thereof All of the rights and remedies of Agent and any other Secured Party under any Loan Document shall be cumulative, may be exercised individually or concurrently and not exclusive of any other rights or remedies provided by any Applicable Law. To the extent it may lawfully do so, each Grantor absolutely and irrevocably waives and relinquishes the benefit and advantage of, and covenants not to assert against Agent or any other Secured Party, any valuation, stay, appraisement, extension, redemption or similar laws and any and all rights or defenses it may have as a surety, now or hereafter existing, arising out of the exercise by them of any rights hereunder. If any notice of a proposed sale or other disposition of any Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least ten (10) calendar days before such sale or other disposition.

6.13 Commercially Reasonable. To the extent that any Applicable Law impose duties on Agent to exercise remedies in a commercially reasonable manner, each Grantor acknowledges and agrees that it is not commercially unreasonable for Agent to do any of the following:

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(a) fail to incur significant costs, expenses or other Liabilities reasonably deemed as such by Agent to prepare any Collateral for disposition or otherwise to complete raw material or work in process into finished goods or other finished products for disposition;

(b) fail to obtain permits, or other consents, for access to any Collateral to sell or for the collection or sale of any Collateral, or, if not required by other Applicable Law, fail to obtain Permits or other consents for the collection or disposition of any Collateral;

(c) fail to exercise remedies against account debtors or other Persons obligated on any Collateral or to remove Liens on any Collateral or to remove any adverse claims against any Collateral;

(d) advertise dispositions of any Collateral through publications or media of general circulation, whether or not such Collateral is of a specialized nature, or to contact other Persons, whether or not in the same business as any Grantor, for expressions of interest in acquiring any such Collateral;

(e) exercise collection remedies against account debtors and other Persons obligated on any Collateral, directly or through the use of collection agencies or other collection specialists, hire one or more professional auctioneers to assist in the disposition of any Collateral, whether or not such Collateral is of a specialized nature, or, to the extent deemed appropriate by Agent, obtain the services of other brokers, investment bankers, consultants and other professionals to assist Agent in the collection or disposition of any Collateral, or utilize Internet sites that provide for the auction of assets of the types included in the Collateral or that have the reasonable capacity of doing so, or that match buyers and sellers of assets to dispose of any Collateral;

(f) dispose of assets in wholesale rather than retail markets;

(g) disclaim disposition warranties, such as title, possession or quiet enjoyment; or

(h) purchase insurance or credit enhancements to insure Agent against risks of loss, collection or disposition of any Collateral or to provide to Agent a guaranteed return from the collection or disposition of any Collateral.

Each Grantor acknowledges that the purpose of this Section 6.13 is to provide a non-exhaustive list of actions or omissions that are commercially reasonable when exercising remedies against any Collateral and that other actions or omissions by any Secured Party shall not be deemed commercially unreasonable solely on account of not being indicated in this Section 6.13. Without limitation upon the foregoing, nothing contained in this Section 6.13 shall be construed to grant any rights to any Grantor or to impose any duties on Agent or any other Secured Party that would not have been granted or imposed by this Agreement or by Applicable Law in the absence of this Section 6.13.

SECTION 7. AGENT.

7.1 Agent’s Appointment as Attorney-in-Fact.

(a) Each Grantor hereby irrevocably constitutes and appoints Agent and any Affiliates, directors, partners, officers, employees, agents, counsel and advisors thereof, with full power of substitution, as its true and lawful attorney-in-fact with full power and authority in the place and stead of such Grantor and in the name of such Grantor or in its own name, for the purpose of carrying out the terms of the Loan Documents, to, upon the occurrence and during the continuance of an Event of Default,

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take any appropriate action and to execute any document or instrument that may be necessary or desirable to accomplish the purposes of the Loan Documents, and, without limiting the generality of the foregoing, each Grantor hereby gives Agent and its Affiliates, directors, partners, officers, employees, agents, counsel and advisors the power and right, on behalf of such Grantor, without notice to or assent by such Grantor, to do any of the following when an Event of Default has occurred and is continuing (subject, as applicable, to compliance by Agent with Applicable Law with respect to Accounts arising under any Third Party Payor programs):

(i) in the name of such Grantor, in its own name or otherwise, take possession of and indorse and collect any check, draft, note, acceptance or other instrument for the payment of moneys due under any account or general intangible that is Collateral or with respect to any other Collateral and file any claim or take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by Agent for the purpose of collecting any such moneys due under any account or general intangible that is Collateral or with respect to any other Collateral whenever payable;

(ii) in the case of any Intellectual Property owned by and, in the case of Copyrights, exclusively licensed to such Grantor (to the extent not constituting Excluded Property and to the extent permitted under the applicable Intellectual Property), execute, deliver and have recorded any document that Agent may request in accordance with this Agreement to evidence, effect, publicize or record Agent’s security interest in such Intellectual Property and the goodwill and general intangibles of such Grantor relating thereto or represented thereby;

(iii) pay or discharge taxes and Liens levied or placed on or threatened against any Collateral, effect any repair or pay any insurance called for by the terms of the Credit Agreement (including all or any part of the premiums therefor and the costs thereof);

(iv) execute, in connection with any sale provided for in Section 6.7 or Section 6.10 hereof, any document to effect or otherwise necessary or appropriate in relation to evidence the sale of any Collateral; or

(v) (A) direct any party liable for any payment under any Collateral to make payment of any moneys due or to become due thereunder directly to Agent or as Agent shall direct, (B) ask or demand for, and collect and receive payment of and receipt for, any moneys, claims and other amounts due or to become due at any time in respect of or arising out of any Collateral, (C) sign and indorse any invoice, freight or express bill, bill of lading, storage or warehouse receipt, draft against debtors, assignment, verification, notice and other document in connection with any Collateral, (D) commence and prosecute any suit, action or proceeding at law or in equity in any court of competent jurisdiction to collect any Collateral and to enforce any other right in respect of any Collateral, (E) defend any actions, suits, proceedings, audits, claims, demands, orders or disputes brought against such Grantor with respect to any Collateral, (F) settle, compromise or adjust any such actions, suits, proceedings, audits, claims, demands, orders or disputes that are related to Collateral and, in connection therewith, give such discharges or releases as Agent may deem appropriate, (G) assign any Intellectual Property owned by any Grantor or any Intellectual Property Licenses of any Grantor where such Grantor is the licensor thereunder (to the extent not constituting Excluded Property and to the extent permitted under the applicable Intellectual Property or Intellectual Property License, as applicable) throughout the world on such terms and conditions and in such manner as Agent shall in its sole discretion determine (except, with respect to Trademarks, subject to reasonable quality control in favor of

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such Grantor), including the execution and filing of any document necessary to effectuate or record such assignment, or (H) generally, sell, assign, convey, transfer or grant a Lien on, make any Contractual Obligation with respect to and otherwise deal with, any Collateral as fully and completely as though Agent were the absolute owner thereof for all purposes and do, at Agent’s option, at any time or from time to time, all acts and things that Agent deems necessary to protect, preserve or realize upon any Collateral and the Secured Parties’ security interests therein and to effect the intent of the Loan Documents, all as fully and effectively as such Grantor might do;

(vi) if any Grantor fails to perform or comply with any Contractual Obligation contained herein, then during the existence of an Event of Default, Agent, at its option, but without any obligation so to do, may perform or comply, or otherwise cause performance or compliance, with such Contractual Obligation;

(vii) receive and open all mail addressed to any Grantor and to notify postal authorities to change the address for the delivery of mail to such Grantor to that of Agent; or

(viii) use any Intellectual Property or Intellectual Property Licenses of such Grantor, including but not limited to any labels, Patents, Trademarks, trade names, URLs, domain names, industrial designs, Copyrights, or advertising matter, in preparing for sale, advertising for sale, or selling Inventory or other Collateral and to collect any amounts due under Accounts, contracts or negotiable Collateral of such Grantor.

(b) The expenses of Agent incurred in connection with actions undertaken as provided in this Section 7.1, together with, during the existence of an Event of Default as set forth in Section 2.05(c) of the Credit Agreement, interest thereon at a rate set forth in Section 2.05(c) of the Credit Agreement, from the date of payment by Agent to the date reimbursed by the relevant Grantor, shall be payable by such Grantor to Agent on written demand by Agent to Borrower Representative.

(c) Each Grantor hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue of, and in accordance with, this Section 7.1. All powers, authorizations and agencies contained in this Agreement are coupled with an interest and are irrevocable until this Agreement is terminated and the security interests created hereby are released.

7.2 Authority of Agent. Each Grantor acknowledges that the rights and responsibilities of Agent under this Agreement with respect to any action taken by Agent or the exercise or non-exercise by Agent of any option, voting right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Agreement shall, as between Agent and the other Secured Parties, be governed by the Credit Agreement and by such other agreements with respect thereto as may exist from time to time among them, but, as between Agent and any Grantor, Agent shall be conclusively presumed to be acting as agent for the Secured Parties with full and valid authority so to act or refrain from acting, and no Grantor shall be under any obligation or entitlement to make any inquiry respecting such authority.

7.3 Duty; Obligations and Liabilities.

(a) Agent’s sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession shall be to deal with it in the same manner as Agent deals with similar property for its own account. The powers conferred on Agent hereunder are solely to protect Agent’s interest in the Collateral and shall not impose any duty upon Agent to exercise any such powers. Agent shall be accountable only for amounts that it receives as a result of the exercise of such powers, and

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neither it nor any of its Affiliates, directors, partners, officers, employees, agents, counsel or advisors shall be responsible to any Grantor for any act or failure to act hereunder, except for their own gross negligence, bad faith or willful misconduct, in each case, as determined by a court of competent jurisdiction in a final non-appealable order. In addition, Agent shall not be liable or responsible for any loss or damage to any Collateral, or for any diminution in the value thereof, by reason of the act or omission of any warehousemen, carrier, forwarding agency, consignee or other bailee if such Person has been selected by Agent in good faith.

(b) No Secured Party and no Affiliates, directors, partners, officers, employees, agents, counsel or advisors thereof shall be liable for failure to demand, collect or realize upon any Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of any Grantor or any other Person or to take any other action whatsoever with regard to any Collateral. The powers conferred on Agent hereunder shall not impose any duty upon any other Secured Party to exercise any such powers. The other Secured Parties shall be accountable only for amounts that they actually receive as a result of the exercise of such powers, and neither they nor any of their respective officers, directors, employees or agents shall be responsible to any Grantor for any act or failure to act hereunder, except for their own gross negligence or willful misconduct as determined by a court of competent jurisdiction in a final non-appealable order.

SECTION 8. MISCELLANEOUS.

8.1 Amendments in Writing. The provisions of this Agreement may be waived, modified, supplemented or amended only by an instrument in writing signed by Borrowers and Agent; provided, however, that annexes and schedules, as applicable, to this Agreement may be supplemented or modified (but no existing provisions may be modified and no Collateral may be released, except with respect to the removal of items on the schedules in connection with a sale or other Disposition of Collateral, a merger or Acquisition, in each case, that is permitted under the Credit Agreement) as set forth in Section 5 and Section 8.15 hereof. Notwithstanding anything to the contrary in the first sentence of this Section 8.1, any time period for performance under this Agreement may be extended, at any time, by Agent in its sole discretion.

8.2 Notices. All notices, requests and demands to or upon Agent or any Guarantor or Grantor hereunder shall be addressed to such party and effected in the manner provided for in Article XI of the Credit Agreement and each Guarantor and Grantor hereby appoints the Borrower Representative as its agent to receive notices hereunder.

8.3 Indemnification by Grantors. Each Grantor and each Guarantor agrees to jointly and severally indemnify, pay, and hold Agent, the other Secured Parties and the Secured Parties’ Affiliates, officers, directors, employees, agents, and attorneys (the “Indemnitees”) harmless against losses and Liabilities to the extent set forth in Section 10.03 of the Credit Agreement, the terms of which are incorporated herein by reference as though set forth fully herein. The provisions in this Section 8.3 shall survive Payment in Full of all Secured Obligations and of all Guaranteed Obligations, any foreclosure under, or any modification, release or discharge of, any or all of the Collateral, and termination of this Agreement.

8.4 Enforcement Expenses.

(a) The terms of Section 15.07 of the Credit Agreement with respect to costs and expenses are incorporated herein by reference, mutatis mutandis, and the parties hereto agree to such terms.

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(b) The agreements in this Section 8.4 shall survive Payment in Full of all Secured Obligations and the Guaranteed Obligations, any foreclosure under, or any modification, release or discharge of, any or all of the Collateral, and termination of this Agreement.

8.5 Nature of Remedies. All Secured Obligations and Guaranteed Obligations of each Grantor and rights of Agent and the other Secured Parties expressed herein or in any other Loan Document shall be in addition to and not in limitation of those provided by Applicable Law. No failure to exercise and no delay in exercising, on the part of Agent or the other Secured Parties, any right, remedy, power or privilege hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.

8.6 Counterparts; Effectiveness. This Agreement may be executed in several counterparts, and by each Party on separate counterparts, each of which and any photocopies, facsimile copies and other electronic methods of transmission thereof shall be deemed an original, but all of which together shall constitute one and the same agreement.

8.7 Severability. If any provision of this Agreement or any of the other Loan Documents shall be invalid, illegal or unenforceable in any respect under any law, the validity, legality and enforceability of the remaining provisions hereof or thereof shall not in any way be affected or impaired thereby. The parties hereto shall endeavor in good faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provision.

8.8 Entire Agreement. This Agreement contains the entire understanding of the parties hereto with respect to the matters covered hereby and supersedes any and all other written and oral communications, negotiations, commitments and writings with respect thereto. All Exhibits, Schedules and Annexes referred to herein are incorporated in this Agreement by reference and constitute a part of this Agreement. If any provision contained in this Agreement conflicts with any provision of the Credit Agreement, then with regard to such conflicting provisions, the Credit Agreement shall govern and control.

8.9 Successors; Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, except, notwithstanding anything to the contrary in this Agreement or any other Loan Document, that Grantors and Guarantors may not assign their rights or obligations hereunder and any such purported, prohibited or attempted assignment shall be void ab initio.

8.10 Applicable Law. THE VALIDITY OF THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS (UNLESS EXPRESSLY PROVIDED TO THE CONTRARY IN ANOTHER LOAN DOCUMENT IN RESPECT OF SUCH OTHER LOAN DOCUMENT), THE CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT HEREOF AND THEREOF, THE RIGHTS OF THE PARTIES HERETO AND THERETO WITH RESPECT TO ALL MATTERS ARISING HEREUNDER OR THEREUNDER OR RELATED HERETO OR THERETO, AND ANY CLAIMS, CONTROVERSIES OR DISPUTES ARISING HEREUNDER OR THEREUNDER OR RELATED HERETO OR THERETO SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

8.11 Consent to Jurisdiction; Venue.

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(a) GRANTORS AND GUARANTORS HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMIT TO THE EXCLUSIVE JURISDICTION OF THE COMMERCIAL DIVISION NEW YORK STATE SUPREME COURT AND THE FEDERAL COURTS, IN EACH CASE, SITTING IN THE CITY OF NEW YORK, BOROUGH OF MANHATTAN (AND, IN EACH CASE, THE APPLICABLE STATE AND FEDERAL APPEALS COURTS SITTING IN THE CITY OF NEW YORK OR, IF NOT AVAILABLE OR APPLICABLE, THE STATE OF NEW YORK), IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO ANY LOAN DOCUMENTS, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT SHALL AFFECT ANY RIGHT THAT AGENT MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AGAINST ANY LOAN PARTY OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION.

(b) THE PARTIES AGREE THAT ALL ACTIONS OR PROCEEDINGS ARISING IN CONNECTION WITH THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS SHALL BE TRIED AND LITIGATED ONLY IN THE STATE AND, TO THE EXTENT PERMITTED BY APPLICABLE LAW, FEDERAL COURTS LOCATED IN THE COUNTY OF NEW YORK, STATE OF NEW YORK; PROVIDED, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT AGENT’S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE AGENT ELECTS TO BRING SUCH ACTION OR WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. GRANTORS, GUARANTORS AND EACH MEMBER OF THE LENDER GROUP WAIVE, TO THE EXTENT PERMITTED UNDER APPLICABLE LAW, ANY RIGHT EACH MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON CONVENIENS OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS SECTION 8.11.

8.12 Waiver of Jury Trial. TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, GRANTORS, GUARANTORS AND EACH MEMBER OF THE LENDER GROUP HEREBY WAIVE THEIR RESPECTIVE RIGHTS, IF ANY, TO A JURY TRIAL OF ANY CLAIM, CONTROVERSY, DISPUTE OR CAUSE OF ACTION DIRECTLY OR INDIRECTLY BASED UPON OR ARISING OUT OF ANY OF THE LOAN DOCUMENTS OR ANY OF THE TRANSACTIONS CONTEMPLATED THEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS (EACH A “CLAIM”). GRANTORS, GUARANTORS AND EACH MEMBER OF THE LENDER GROUP REPRESENT THAT EACH HAS REVIEWED THIS WAIVER AND EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, A COPY OF THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

8.13 Set-off. Each Grantor agrees that Agent and the other Secured Parties have all rights of set-off and bankers’ lien provided by Applicable Law, and in addition thereto, each Grantor agrees that at any time any Event of Default exists, Agent and the other Secured Parties may apply to the payment of any Secured Obligations and the Guaranteed Obligations as set forth in Section 6.5 hereof, whether or not then due, any and all balances, credits, deposits, accounts or moneys of such Grantor then or thereafter with the Secured Parties.

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8.14 Acknowledgements. Each Grantor and each Guarantor hereby acknowledges that:

(a) it has been advised by counsel in the negotiation, execution and delivery of this Agreement and the other Loan Documents to which it is a party;

(b) Neither Agent nor any other Secured Party have any fiduciary relationship with or duty to any Grantor or Guarantor arising out of or in connection with this Agreement or any of the other Loan Documents, and the relationship between the Grantors and Guarantors, on the one hand, and Agent and the other Secured Parties, on the other hand, in connection herewith or therewith is solely that of debtor and creditor; and

(c) no joint venture is created hereby or by the other Loan Documents or otherwise exists by virtue of the transactions contemplated hereby among the Grantors, Guarantors and the Secured Parties.

8.15 Additional Grantors/Guarantors. The Grantors shall cause each Person, upon becoming a Subsidiary of a Grantor (other than any Excluded Subsidiary) or upon becoming a Subsidiary, limited liability company, other entity or other Person for which any Grantor divides or splits itself into (or that receives any assets or property of such Grantor from any such division or split), to guaranty Borrowers’ and the other Grantors’ performance of the Secured Obligations and the Guaranteed Obligations and grant to Agent, for the benefit of the Secured Parties, a security interest in the personal property of such Person (to the extent such personal property would constitute Collateral) to secure the Secured Obligations, its performance under the Credit Agreement and the other Loan Documents and Borrowers’, each Guarantor’s and the other Grantors’ performance of the Secured Obligations by becoming a party to this Agreement. Upon execution and delivery by such Person of a joinder agreement in the form of Annex I hereto, such Person shall become a Grantor and Guarantor for all purposes of this Agreement.

8.16 Releases.

(a) At such time as the Secured Obligations have been Paid in Full, the Collateral shall be automatically released from the Liens created hereby and this Agreement shall automatically terminate (other than those provisions expressly surviving the Payment in Full of the Secured Obligations or the Guaranteed Obligations), all without delivery of any instrument or performance of any act by any party, and all rights to the Collateral shall automatically revert to the Grantors. At such time as the Guaranteed Obligations have been Paid in Full, subject to Section 8.18, the guarantees provided in Section 2 and the remainder of this Agreement shall automatically terminate (other than those provisions expressly surviving the Payment in Full of the Secured Obligations or the Guaranteed Obligations, including those specific provisions of Section 8 hereof expressly surviving Payment in Full of the Secured Obligations or the Guaranteed Obligations). At the request and sole expense of any Grantor following any such Payment in Full of the Secured Obligations, Agent shall promptly deliver to the Grantors any Collateral held by Agent hereunder, and execute and deliver to the Grantors such documents as the Grantors shall reasonably request in writing to evidence the termination and release of the Liens in the Collateral. At the request and sole expense of any Grantor following any such Payment in Full of the Guaranteed Obligations, Agent shall execute and deliver to the Grantors such documents as the Grantors shall reasonably request in writing to evidence the termination of the guarantees provided in Section 2.

(b) If any of the Collateral shall be sold, transferred or otherwise disposed of by any Grantor in a transaction permitted by the Credit Agreement or with the written consent of Agent and the

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Required Lenders, then Agent, at the reasonable written request and sole expense of such Grantor, shall execute and deliver to such Grantor all releases or other documents reasonably necessary for the release of the Liens created hereby on such Collateral; provided that Borrowers shall have delivered to Agent, with reasonable notice prior to the date of the proposed release, a written request for release identifying the relevant Grantor, together with a certification by Borrowers stating that such transaction is in compliance with the Credit Agreement and the other Loan Documents (including the relevant provision of the Loan Documents pursuant to which such transfer or other disposition is permitted, together with any additional evidence reasonably requested by Agent).

(c) If, in compliance with the terms and provisions of the Loan Documents, (i) all or substantially all of the Stock of any Guarantor is sold or otherwise transferred to a Person or Persons none of which is a Loan Party in a transaction permitted under the Loan Documents or with the written consent of Agent and the Required Lenders or (ii) any Guarantor becomes an Excluded Subsidiary as a result of a transaction permitted under the Loan Documents (any such Guarantor, and any Guarantor referred to in clause (i), a “Transferred Guarantor”), such Transferred Guarantor shall, upon the consummation of such sale or transfer or other transaction, be automatically released from its obligations under this Agreement (including under this Section 8.16) and the other Loan Documents, including its obligations to pledge and grant any Collateral owned by it and, in the case of a sale of all or substantially all of the Stock of the Transferred Guarantor, the pledge of such Stock to the Agent hereunder shall be automatically released, and, so long as the Borrowers shall have provided the Agent such certifications or documents as the Agent shall reasonably request, the Agent, at the sole expense of the Grantors, shall take such actions as are reasonably necessary and requested by the Grantors in writing to effect each release described in this Section 8.16.

8.17 Obligations and Liens Absolute and Unconditional. Each Grantor and each Guarantor understands and agrees that the obligations of each Grantor under this Agreement shall be construed as continuing, absolute and unconditional without regard to (i) the validity or enforceability of any Loan Document, any of the Secured Obligations or any other collateral security therefor or guaranty or right of offset with respect thereto at any time or from time to time held by Agent or any other Secured Party, (ii) any defense, set-off or counterclaim (other than a defense of payment or performance) which may at any time be available to or be asserted by any Grantor, Guarantor or any other Person against Agent or any other Secured Party, or (iii) any other circumstance whatsoever (with or without notice to or knowledge of any Grantor or Guarantor) which constitutes, or might be construed to constitute, an equitable or legal discharge of any Grantor or Guarantor for the Secured Obligations or the Guaranteed Obligations, in bankruptcy or in any other instance. When making any demand hereunder or otherwise pursuing its rights and remedies hereunder against any Grantor or Guarantor, Agent and any other Secured Party may, but shall be under no obligation to, make a similar demand on or otherwise pursue such rights and remedies as they may have against any other Grantor or Guarantor or any other Person or against any collateral security for the Secured Obligations or guaranty for the Guaranteed Obligations or any right of offset with respect thereto, and any failure by Agent or any other Secured Party to make any such demand, to pursue such other rights or remedies or to collect any payments from any other Grantor or Guarantor or any other Person or to realize upon any such collateral security or guaranty or to exercise any such right of offset, or any release of any other Grantor or Guarantor or any other Person or any such collateral security, guaranty or right of offset, shall not relieve any Grantor or Guarantor of any obligation or Liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of Agent or any other Secured Party against any Grantor or Guarantor. For the purposes hereof “demand” shall include the commencement and continuance of any legal proceedings.

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8.18 Reinstatement. Each Grantor and Guarantor agrees that, if any payment made by any Loan Party or other Person and applied to the Secured Obligations or the Guaranteed Obligations is at any time annulled, avoided, set aside, rescinded, invalidated, declared to be fraudulent or preferential or otherwise required to be refunded or repaid, or the Proceeds of any Collateral are required to be returned by any Secured Party to such Loan Party, its estate, trustee, receiver or any other party, including any Grantor or Guarantor, under any applicable bankruptcy law, state or federal law, common law or equitable cause, then, to the extent such payment or repayment is annulled, avoided, set aside, rescinded, invalidated, refunded, repaid or returned, any Lien or other Collateral securing such liability with respect to the Secured Obligations and any guarantee herein securing the Guaranteed Obligations shall be and remain in full force and effect, as fully as if such payment had never been made. If, prior to any of the foregoing, (i) any Lien or other Collateral securing such Grantor’s Secured Obligations or Guarantor’s Guaranteed Obligations shall have been released or terminated by virtue of the foregoing or (ii) any provision of the guaranty hereunder shall have been terminated, cancelled or surrendered in connection with the foregoing payment, such Lien, other Collateral, guaranty or other provision shall be reinstated in full force and effect and such prior release, termination, cancellation or surrender shall not diminish, release, discharge, impair or otherwise affect the obligations of any such Grantor in respect of any Lien or other Collateral securing, or any such Guarantor in respect of any guaranty guaranteeing such obligation or the amount of such payment. This Section 8.18 shall survive the termination of this Agreement pursuant to Section 8.16 or otherwise. The provisions in this Section 8.18 shall survive Payment in Full of all Secured Obligations and of all Guaranteed Obligations, any foreclosure under, or any modification, release or discharge of, any or all of the Collateral, and termination of this Agreement.

8.19 Independent Obligations. The obligations of each Grantor and each Guarantor hereunder are independent of and separate from the Secured Obligations and the Guaranteed Obligations. During the continuance of any Event of Default, Agent may, at its sole election, proceed directly and at once, without notice, against any Grantor, any Guarantor and any Collateral to collect and recover the full amount of any Secured Obligation or Guaranteed Obligation (as applicable) then due, without first proceeding against any other Grantor, any Guarantor, any other Loan Party or any other Collateral or any guaranty and without first joining any other Grantor, any other Guarantor or any other Loan Party in any proceeding.

8.20 No Waiver by Course of Conduct. No Secured Party shall by any act (except by a written signed instrument by the required Persons pursuant to Section 8.1 hereof and Section 6.6 of the Credit Agreement), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default. No failure to exercise, nor any delay in exercising, on the part of any Secured Party, any right, power or privilege hereunder or under any other Loan Document shall operate as a waiver thereof No single or partial exercise of any right, power or privilege hereunder or under any other Loan Document shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by any Secured Party of any right or remedy hereunder or any other Loan Document on any one occasion shall not be construed as a bar to any right or remedy that such Secured Party would otherwise have on any future occasion.

8.21 Intercreditor Agreement. This Agreement is subject, in the manner and the extent, to the terms set forth in the Intercreditor Agreement. Any Collateral held by (or in the possession or control of) the Term Agent (or its agents or bailees) shall be held as agent and bailee for security and Lien perfection purposes in favor of Agent (for the benefit of the Secured Parties) in accordance with the terms of the Intercreditor Agreement and the Loan Documents.

8.22 Relation to Other Loan Documents. The provisions of this Agreement shall be read and construed with the other Loan Documents referred to below in the manner so indicated.

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(a) In the event of any conflict between any provision in this Agreement and a provision in the Credit Agreement, such provision of the Credit Agreement shall control.

(b) The provisions of the Copyright Security Agreements, Trademark Security Agreements, and Patent Security Agreements are supplemental to the provisions of this Agreement, and nothing contained in the Copyright Security Agreements, Trademark Security Agreements, or the Patent Security Agreements shall limit any of the rights or remedies of Agent hereunder. In the event of any conflict between any provision in this Agreement and a provision in a Copyright Security Agreement, Trademark Security Agreement or Patent Security Agreement, such provision of this Agreement shall control.

[SIGNATURE PAGES FOLLOW]

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IN WITNESS WHEREOF, each of the undersigned has caused this Agreement to be duly executed and delivered as of the date first above written.

GRANTORS AND GUARANTORS:	ENDOLOGIX, INC.,
a Delaware corporation, as Grantor and Guarantor

	By:	/s/ Vaseem Mahboob
	Name:	Vaseem Mahboob
	Title:	Chief Financial Officer

CVD/RMS ACQUISITION CORP.,
a Delaware corporation, as Grantor and Guarantor

	By:	/s/ Vaseem Mahboob
	Name:	Vaseem Mahboob
	Title:	Chief Financial Officer and Secretary

NELLIX, INC.,
a Delaware corporation, as Grantor and Guarantor

	By:	/s/ Vaseem Mahboob
	Name:	Vaseem Mahboob
	Title:	Chief Financial Officer and Secretary

TRIVASCULAR TECHNOLOGIES, INC.,
a Delaware corporation, as Grantor and Guarantor

	By:	/s/ Vaseem Mahboob
	Name:	Vaseem Mahboob
	Title:	Chief Financial Officer and Secretary

[Signature Page to Guaranty and Security Agreement]

GRANTORS AND GUARANTORS CONTINUED:	TRIVASCULAR, INC.,
a California corporation, as Grantor and Guarantor

	By:	/s/ Vaseem Mahboob
	Name:	Vaseem Mahboob
	Title:	Chief Financial Officer and Secretary

ENDOLOGIX CANADA, LLC,
a Delaware limited liability company, as Grantor and Guarantor

	By:	/s/ Vaseem Mahboob
	Name:	Vaseem Mahboob
	Title:	Chief Financial Officer and Secretary

TRIVASCULAR SALES, LLC,
a Texas limited liability company, as Grantor and Guarantor

	By:	/s/ Vaseem Mahboob
	Name:	Vaseem Mahboob
	Title:	Chief Financial Officer and Secretary

RMS/ENDOLOGIX SIDEWAYS MERGER CORP.,
a Delaware corporation, as Grantor and Guarantor

	By:	/s/ Vaseem Mahboob
	Name:	Vaseem Mahboob
	Title:	Chief Financial Officer and Secretary

[Signature Page to Guaranty and Security Agreement]

AGENT:	DEERFIELD ELGX REVOLVER, LLC, as Agent

By: Deerfield Management Company, L.P. (Series C), Manager By: Flynn Management LLC, General Partner

	By:	/s/ David J. Clark
	Name:	David J. Clark
	Title:	Authorized Signatory

[Signature Page to Guaranty and Security Agreement]

SCHEDULE 1

PLEDGED EQUITY AND PLEDGED DEBT INSTRUMENTS

Pledged Equity:

Grantor (owner of Record of such Pledged Equity)	Issuer	Par Value	No. of Shares, Units or Interests Owned	Total Shares, Units or Interests Authorized and Outstanding	Percentage of Shares, Units or Interests Owned	Certificate (Indicate No.)
Endologix, Inc.	Nellix, Inc.	$0.001	100 Shares	1,000 Shares Authorized; 100 Shares Outstanding	100%	65
Endologix, Inc.	CVD/RMS Acquisition Corp.	$0.001	100 Shares	100 Shares Authorized and Outstanding	100%	4
Endologix, Inc.	RMS/Endologix Sideways Merger Corp.	$0.001	100 Shares	100 Shares Authorized and Outstanding	100%	Com-1
Endologix, Inc.	TriVascular Technologies, Inc.	$0.001	100 Shares	1,000 Shares Authorized; 100 Shares Outstanding	100%	60
Endologix, Inc.	ELGX International Holdings GP	N.A.	Unspecified Number of Partnership Interests	Unspecified Number of Partnership Interests	100%	N.A.
Endologix, Inc.	Endologix Bermuda L.P.	N.A.	Unspecified Number of Partnership Interests	Unspecified Number of Partnership Interests	99%	N.A.

Grantor (owner of Record of such Pledged Equity)	Issuer	Par Value	No. of Shares, Units or Interests Owned	Total Shares, Units or Interests Authorized and Outstanding	Percentage of Shares, Units or Interests Owned	Certificate (Indicate No.)
ELGX International Holdings GP	Endologix Bermuda L.P.	N.A.	Unspecified Number of Partnership Interests	Unspecified Number of Partnership Interests	1%	N.A.
Endologix, Inc.	Endologix Singapore Private Limited	N.A.	Unspecified Number of Company Interests	Unspecified Number of Company Interests	100%	N.A.
Endologix, Inc.	Endologix New Zealand Co.	N.A.	Unspecified Number of Company Interests	Unspecified Number of Company Interests	100%	N.A.
Endologix, Inc.	ELGX South Korea Ltd	N.A.	Unspecified Number of Company Interests	Unspecified Number of Company Interests	100%	N.A.
TriVascular Technologies, Inc.	TriVascular, Inc.	$0.01	100 Shares	100 Shares Authorized and Outstanding	100%	CS-4
TriVascular, Inc.	TriVascular Sales LLC	N.A.	1,000 Units of Membership Interests	1,000 Units of Membership Interests	100%	N.A.
TriVascular, Inc.	TriVascular Germany GmbH	N.A.	Unspecified number of Company Interests	Unspecified number of Company Interests	100%	N.A.
TriVascular, Inc.	TriVascular Switzerland Sarl	N.A.	Unspecified number of Company Interests	Unspecified number of Company Interests	100%	N.A.

Grantor (owner of Record of such Pledged Equity)	Issuer	Par Value	No. of Shares, Units or Interests Owned	Total Shares, Units or Interests Authorized and Outstanding	Percentage of Shares, Units or Interests Owned	Certificate (Indicate No.)
TriVascular, Inc.	Endologix Canada, LLC	N.A.	1,000 Units of Membership Interests	1,000 Units of Membership Interests	100%	N.A.
TriVascular, Inc.	TriVascular, Inc. Italia Sarl	N.A.	Unspecified Number of Company Interests	Unspecified Number of Company Interests	100%	N.A.
Endologix Bermuda L.P.	Endologix International Holdings B.V.	N.A.	Unspecified Number of Company Interests	Unspecified Number of Company Interests	100%	N.A.
Endologix International Holdings B.V.	Endologix Poland spolkda z ograniczona odpowiedzialnoscia	N.A.	Unspecified Number of Company Interests	Unspecified Number of Company Interests	100%	N.A.
Endologix International Holdings B.V.	Endologix Italia Sarl	N.A.	Unspecified Number of Company Interests	Unspecified Number of Company Interests	100%	N.A.
Endologix International Holdings B.V.	Endologix International B.V.	N.A.	Unspecified Number of Company Interests	Unspecified Number of Company Interests	100%	N.A.

Pledged Debt Instruments:

Grantor (owner of Record of such Pledged Debt Instrument)	Issuer	Description of Debt	Final Maturity	Principal Amount	Certificate (Indicate No.)
N.A.

SCHEDULE 1A

PLEDGED INVESTMENT PROPERTY

Name of Issuer	Description and Value of Security	Loan Party/Subsidiary
Cianna Medical, Inc.	8,677 Shares of Series A Preferred Stock	Endologix, Inc.

See Schedule 1.

SCHEDULE 2

FILINGS AND PERFECTION

To be attached.

Execution Version

PATENT SECURITY AGREEMENT

This PATENT SECURITY AGREEMENT (this “Patent Security Agreement”) is made this 9th day of August, 2018, by and among the Grantors listed on the signature pages hereof (collectively, jointly and severally, “Grantors” and each individually “Grantor”), and DEERFIELD ELGX REVOLVER, LLC, a Delaware limited liability company, in its capacity as agent for each member of the Lender Group (in such capacity, together with its successors and assigns in such capacity, “Agent”).

W I T N E S S E T H:

WHEREAS, pursuant to that certain Credit Agreement dated as of August 9, 2018 (as amended, restated, supplemented, or otherwise modified from time to time, the “Credit Agreement”) by and among ENDOLOGIX, INC., a Delaware corporation (“Endologix”), each of its direct and indirect Subsidiaries set forth on the signature pages thereto and any additional borrower that may thereafter be added to the Credit Agreement (individually as a “Borrower”, and collectively with any entities that become party thereto as Borrower and each of their successors and permitted assigns, the “Borrowers”), the lenders party thereto as “Lenders” (such Lenders, together with their respective successors and assigns in such capacity, each, individually, a “Lender” and, collectively, the “Lenders”), and Agent, the Lender Group has agreed to make certain financial accommodations available to the Borrowers from time to time pursuant to the terms and conditions thereof;

WHEREAS, the members of the Lender Group are willing to make the financial accommodations to the Borrowers as provided for in the Credit Agreement and the other Loan Documents, but only upon the condition, among others, that Grantors shall have executed and delivered to Agent, for the benefit of the Lender Group, that certain Guaranty and Security Agreement, dated as of August 9, 2018 (including all annexes, exhibits or schedules thereto, as from time to time amended, restated, supplemented or otherwise modified, the “Guaranty and Security Agreement”); and

WHEREAS, pursuant to the Guaranty and Security Agreement, Grantors are required to execute and deliver to Agent, for the benefit of the Lender Group, this Patent Security Agreement.

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Grantor hereby agrees as follows:

1. DEFINED TERMS. All initially capitalized terms used but not otherwise defined herein have the meanings given to them in the Guaranty and Security Agreement or, if not defined therein, in the Credit Agreement, and this Patent Security Agreement shall be subject to the rules of construction set forth in Section 1.04 of the Credit Agreement, which rules of construction are incorporated herein by this reference, mutatis mutandis.

2. GRANT OF SECURITY INTEREST IN PATENT COLLATERAL. Each Grantor hereby unconditionally grants, assigns, and pledges to Agent, for the benefit of each member of the Lender Group, to secure the Secured Obligations, a continuing security interest (referred to in this Patent Security Agreement as the “Security Interest”) in all of such Grantor’s right, title and interest in and to the following, whether now owned or hereafter acquired or arising (collectively, the “Patent Collateral”):

(a) all of its Patents and Patent Intellectual Property Licenses to which it is a party including those referred to on Schedule I;

1

(b) all divisionals, continuations, continuations-in-part, reissues, reexaminations, or extensions of the foregoing; and

(c) all products and proceeds of the foregoing, including any claim by such Grantor against third parties for past, present or future infringement of any Patent or any Patent exclusively licensed under any Intellectual Property License, including the right to receive damages, or right to receive license fees, royalties, and other compensation under any Patent Intellectual Property License.

3. SECURITY FOR SECURED OBLIGATIONS. This Patent Security Agreement and the Security Interest created hereby secures the payment and performance of the Secured Obligations, whether now existing or arising hereafter. Without limiting the generality of the foregoing, this Patent Security Agreement secures the payment of all amounts which constitute part of the Secured Obligations and would be owed by Grantors, or any of them, to Agent, the other members of the Lender Group or any of them, whether or not they are unenforceable or not allowable due to the existence of an Insolvency Proceeding involving any Grantor.

4. PROTECTION OF PATENT SECURITY INTEREST BY GRANTORS. Each Grantor shall, at its sole cost, expense and risk, in connection with the operation of its business, comply with the requirements set forth in Section 6 of the Guaranty and Security Agreement in respect of the Patent Collateral.

5. REPRESENTATIONS AND WARRANTIES. Each Grantor represents and warrants that:

(a) Schedule I hereto is a true, correct and complete list of all Patents and Patent Intellectual Property Licenses in which each Grantor purports to have an ownership or license interest.

(b) Such Grantor has the legal right and authority to enter into this Patent Security Agreement and perform its terms.

(c) If such Grantor amends its name, such Grantor shall provide copies of such amendment documentation to Agent and shall, if necessary, re-register such Grantor’s Patents and Patent Intellectual Property Licenses with the appropriate Governmental Authority and shall execute and deliver such agreements or documentation as Agent shall reasonably request in writing to maintain a perfected first priority security interest in the Patent Collateral subject to Permitted Liens.

6. SECURITY AGREEMENT. The Security Interest in the Collateral granted pursuant to this Patent Security Agreement is granted in conjunction with the security interests granted to Agent, for the benefit of the Lender Group, pursuant to the Guaranty and Security Agreement. Each Grantor hereby acknowledges and affirms that the rights and remedies of Agent with respect to the Security Interest in the Patent Collateral made and granted hereby are more fully set forth in the Guaranty and Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein. To the extent there is any inconsistency between this Patent Security Agreement and the Guaranty and Security Agreement, the Guaranty and Security Agreement shall control.

7. AUTHORIZATION TO SUPPLEMENT. If any Grantor shall obtain rights to any new patent application or issued patent or become entitled to the benefit of any patent application or patent for any divisional, continuation, continuation-in-part, reissue, or reexamination of any existing patent or patent application, the provisions of this Patent Security Agreement shall automatically apply thereto. Each Grantor shall notify Agent of applications filed for the registration of any Patents with the United

2

States Patent Office in accordance with Section 5.7(g) of the Guaranty and Security Agreement. Without limiting Grantors’ obligations under this Section, Grantors hereby authorize Agent unilaterally to modify this Patent Security Agreement by amending Schedule I to include any such new patent rights of each Grantor. Notwithstanding the foregoing, no failure to so modify this Patent Security Agreement or amend Schedule I shall in any way affect, invalidate or detract from Agent’s continuing security interest in all Collateral, whether or not listed on Schedule I.

8. NO VIOLATION OF LOAN DOCUMENTS. The representations, warranties or covenants contained herein are supplemental to those representations, warranties and covenants contained in the other Loan Documents, and shall not be deemed to modify any such representation, warranty or covenant contained in any other Loan Document.

9. GRANTOR’S RIGHTS TO ENFORCE PATENTS. Prior to Agent’s giving of notice to Grantor following the occurrence and during the continuance of an Event of Default, such Grantor shall have the exclusive right to sue for past, present and future infringement of the Patent Collateral, including the right to seek injunctions and/or money damages, in an effort by such Grantor to protect the Patent Collateral against encroachment by third parties, provided, however, that:

(a) Any money damages awarded or received by such Grantor on account of such suit (or the threat of such suit) shall constitute Patent Collateral.

(b) Any damages recovered in any action pursuant to this Section, net of costs and attorneys’ fees reasonably incurred, shall be applied in accordance with the Credit Agreement and the Guaranty and Security Agreement.

(c) Following the occurrence and during the continuance of any Event of Default, Agent, by notice to any Grantor may terminate or limit such Grantor’s rights under this Section 9.

10. RIGHTS UPON DEFAULT. Upon the occurrence and during the continuance of any Event of Default, Agent may exercise all rights and remedies as provided for in the Guaranty and Security Agreement.

11. NO LIMITATION; LOAN DOCUMENTS. This Patent Security Agreement has been executed and delivered by each Grantor for the purpose of recording the security interest granted to Agent with respect to the Patent Collateral with the United States Patent Office. The security interest granted hereby has been granted as a supplement to, and not in limitation of, the security interest granted to Agent, for the benefit of the Lender Group, under the Guaranty and Security Agreement and the other Loan Documents. The other Loan Documents (and all rights and remedies of Grantor, Agent, and Lenders thereunder) shall remain in full force and effect in accordance with their terms.

12. TERMINATION; RELEASE OF PATENT COLLATERAL. This Patent Security Agreement and all obligations of each Grantor and Agent hereunder shall terminate on the date upon which the Obligations have been Paid in Full. Upon termination of this Patent Security Agreement, Agent shall, at the reasonable expense of the Grantor, take such actions required by the Credit Agreement or the Guaranty and Security Agreement or as otherwise reasonably requested by Grantor to release its security interest in the Patent Collateral.

13. BINDING EFFECT; BENEFITS. This Patent Security Agreement shall be binding upon each Grantor and its successors and assigns, and shall inure to the benefit of Agent, Lenders and their respective successors and assigns.

3

14. COUNTERPARTS. This Patent Security Agreement is a Loan Document. This Patent Security Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Patent Security Agreement. Delivery of an executed counterpart of this Patent Security Agreement by telefacsimile or other electronic method of transmission shall be equally as effective as delivery of an original executed counterpart of this Patent Security Agreement. Any party delivering an executed counterpart of this Patent Security Agreement by telefacsimile or other electronic method of transmission also shall deliver an original executed counterpart of this Patent Security Agreement but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Patent Security Agreement.

15. CHOICE OF LAW AND VENUE, JURY TRIAL WAIVER, AND JUDICIAL REFERENCE PROVISION. THIS PATENT SECURITY AGREEMENT SHALL BE SUBJECT TO THE PROVISIONS REGARDING CHOICE OF LAW AND VENUE, JURY TRIAL WAIVER, AND JUDICIAL REFERENCE SET FORTH IN SECTIONS 8.11 AND 8.12 OF THE GUARANTY AND SECURITY AGREEMENT, AND SUCH PROVISIONS ARE INCORPORATED HEREIN BY THIS REFERENCE, MUTATIS MUTANDIS.

[signature page follows]

4

Execution Version

IN WITNESS WHEREOF, the parties hereto have caused this Patent Security Agreement to be executed and delivered as of the day and year first above written.

GRANTORS:	ENDOLOGIX, INC.

	By:	/s/ Vaseem Mahboob
	Name:	Vaseem Mahboob
	Title:	Chief Financial Officer

NELLIX, INC.

	By:	/s/ Vaseem Mahboob
	Name:	Vaseem Mahboob
	Title:	Chief Financial Officer and Secretary

TRIVASCULAR, INC.

	By:	/s/ Vaseem Mahboob
	Name:	Vaseem Mahboob
	Title:	Chief Financial Officer and Secretary

5

IN WITNESS WHEREOF, the parties hereto have caused this Patent Security Agreement to be executed and delivered as of the day and year first above written.

ACCEPTED AND ACKNOWLEDGED BY:

AGENT:	DEERFIELD ELGX REVOLVER, LLC
by: Deerfield Management Company, L.P. (Series C), Manager
By: Flynn Management LLC, General Partner

	By:	/s/ David J. Clark
	Name:	David J. Clark
	Title:	Authorized Signatory

6

SCHEDULE I

to

PATENT SECURITY AGREEMENT

Patents

Grantor	Country	Patent	Publication/ Patent No.	Application Number	Application Date
ENDOLOGIX INC.	US	Stent graft	US9757262B2	US13943246A	2013-07-16

ENDOLOGIX INC.	US	Catheter system and methods of using same	US9700701B2	US13544426A	2012-07-09

ENDOLOGIX INC.	US	Catheter system and methods of using same	US9687374B2	US15379268A	2016-12-14

ENDOLOGIX INC.	US	Percutaneous method and device to treat dissections	US9579103B2	US12771711A	2010-04-30

7

Grantor	Country	Patent	Publication/ Patent No.	Application Number	Application Date
ENDOLOGIX INC.	US	Catheter system and methods of using same	US9549835B2	US14462485A	2014-08-18

ENDOLOGIX INC.	US	Method and system for treating aneurysms	US9415195B2	US13441762A	2012-04-06

ENDOLOGIX INC.	US	Devices and methods to treat vascular dissections	US9393100B2	US13988175A	2013-05-17

ENDOLOGIX INC.	US	Method for forming materials in situ within a medical device	US9289536B2	US14201332A	2014-03-07

ENDOLOGIX INC.	US	Apparatus and method of placement of a graft or graft system	US9149381B2	US14172126A	2014-02-04

8

Grantor	Country	Patent	Publication/ Patent No.	Application Number	Application Date
ENDOLOGIX INC.	US	Stent graft	US8821564B2	US13397952A	2012-02-16

ENDOLOGIX INC.	US	Apparatus and methods for repairing aneurysms	US8814928B2	US12616928A	2009-11-12

ENDOLOGIX INC.	US	Catheter system and methods of using same	US8808350B2	US13408952A	2012-02-29

ENDOLOGIX INC.	US	Graft systems having semi-permeable filling structures and methods for their use	US8801768B2	US13355705A	2012-01-23

ENDOLOGIX INC	US	Bifurcated graft deployment systems and methods	US8764812B2	US13745682A	2013-01-18

9

Grantor	Country	Patent	Publication/ Patent No.	Application Number	Application Date
ENDOLOGIX INC.	US	Apparatus and method of placement of a graft or graft system	US8672989B2	US13546950A	2012-07-11

ENDOLOGIX INC.	US	Graft deployment system	US8568466B2	US13269332A	2011-10-07

ENDOLOGIX INC.	US	Dual concentric guidewire and methods of bifurcated graft deployment	US8523931B2	US11623022A	2007-01-12

ENDOLOGIX INC.	US	Stent graft	US8491646B2	US12837398A	2010-07-15

ENDOLOGIX INC.	US	Endolumenal vascular prosthesis with neointima inhibiting polymeric sleeve	US8377110B2	US10820455A	2004-04-08

10

Grantor	Country	Patent	Publication/ Patent No.	Application Number	Application Date
ENDOLOGIX INC.	US	Bifurcated graft deployment systems and methods	US8357192B2	US13046541A	2011-03-11

ENDOLOGIX INC.	US	Bifurcated graft deployment systems and methods	US8236040B2	US12101863A	2008-04-11

ENDOLOGIX INC.	US	Catheter system and methods of using same	US8216295B2	US12496446A	2009-07-01

ENDOLOGIX INC.	US	Apparatus and method of placement of a graft or graft system	US8221494B2	US12390346A	2009-02-20

ENDOLOGIX INC.	US	Methods and systems for endovascular aneurysm treatment	US8182525B2	US12421297A	2009-04-09

11

Grantor	Country	Patent	Publication/ Patent No.	Application Number	Application Date
ENDOLOGIX INC.	US	Single puncture bifurcation graft deployment system	US8167925B2	US12732095A	2010-03-25

ENDOLOGIX INC.	US	Bifurcation graft deployment catheter	US8147535B2	US11189101A	2005-07-25

ENDOLOGIX INC.	US	Material for creating multi-layered films and methods for making the same	US8133559B2	US13100483A	2011-05-04

ENDOLOGIX INC.	US	Stent graft	US8118856B2	US12844266A	2010-07-27

ENDOLOGIX INC.	US	Graft systems having filling structures supported by scaffolds and methods for their use	US8048145B2	US11413460A	2006-04-28

12

Grantor	Country	Patent	Publication/ Patent No.	Application Number	Application Date
ENDOLOGIX INC.	US	Graft deployment system	US8034100B2	US10722367A	2003-11-25

ENDOLOGIX INC.	US	Material for creating multi-layered films and methods for making the same	US7951448B2	US12858274A	2010-08-17

ENDOLOGIX INC	US	Self expanding bifurcated endovascular prosthesis	US7892277B2	US11417883A	2006-05-03

ENDOLOGIX INC.	US	Material for creating multi-layered films and methods for making the same	US7790273B2	US11752750A	2007-05-23

ENDOLOGIX INC.	US	Devices for repairing aneurysms	US7682383B2	US10481386A	2004-06-14

13

Grantor	Country	Patent	Publication/ Patent No.	Application Number	Application Date
ENDOLOGIX INC.	US	System and methods for endovascular aneurysm treatment	US7666220B2	US11482503A	2006-07-07

ENDOLOGIX INC.	US	Methods and systems for endovascular aneurysm treatment	US7530988B2	US11187471A	2005-07-22

ENDOLOGIX INC	US	Self expanding bifurcated endovascular prosthesis	US7520895B2	US10119525A	2002-04-08

ENDOLOGIX INC	US	Bifurcation graft deployment catheter	US6953475B2	US10675060A	2003-09-30

ENDOLOGIX INC.	US	Implantable vascular graft	US6733523B2	US09891620A	2001-06-26

14

Grantor	Country	Patent	Publication/ Patent No.	Application Number	Application Date
ENDOLOGIX INC	US	Single puncture bifurcation graft deployment system	US6663665B2	US09795993A	2001-02-28

ENDOLOGIX INC.	US	Bifurcation graft deployment catheter	US6660030B2	US09747094A	2000-12-22

ENDOLOGIX INC	US	Endoluminal vascular prosthesis	US6508835B1	US09723979A	2000-11-28

ENDOLOGIX INC.	US	Bifurcation graft deployment catheter	US6500202B1	US09525778A	2000-03-15

ENDOLOGIX INC.	US	Dual wire placement catheter	US6440161B1	US09348356A	1999-07-07

15

Grantor	Country	Patent	Publication/ Patent No.	Application Number	Application Date
ENDOLOGIX INC.	US	Single puncture bifurcation graft deployment system	US6261316B1	US09266661A	1999-03-11

ENDOLOGIX INC.	US	Articulating bifurcation graft	US6197049B1	US09251363A	1999-02-17

ENDOLOGIX INC.	US	Endoluminal vascular prosthesis	US6187036B1	US09210280A	1998-12-11

ENDOLOGIX INC.	US	Segmented stent for flexible stent delivery system	US6187034B1	US09229856A	1999-01-13

ENDOLOGIX INC.	US	Endoluminal vascular prosthesis	US6077296A	US0934689A	1998-03-04

16

Grantor	Country	Patent	Publication/ Patent No.	Application Number	Application Date
ENDOLOGIX INC.	US	Stent delivery system featuring a flexible balloon	US6022359A	US09229519A	1999-01-13

ENDOLOGIX INC.	US	Radially expandable stent featuring accordion stops	US5931866A	US09028305A	1998-02-24

ENDOLOGIX INC.	US	DUAL INFLATABLE ARTERIAL PROSTHESIS	US20180021045A1	US15540246A	2017-06-27

ENDOLOGIX INC.	US	CATHETER SYSTEM AND METHODS OF USING SAME	US20170304098A1	US15632064A	2017-06-23

ENDOLOGIX INC.	US	CATHETER SYSTEM AND METHODS OF USING SAME	US20170296791A1	US15639028A	2017-06-30

17

Grantor	Country	Patent	Publication/ Patent No.	Application Number	Application Date
ENDOLOGIX INC	US	APPARATUS AND METHOD OF PLACEMENT OF A GRAFT OR GRAFT SYSTEM	US20170266025A1	US15610242A	2017-05-31

ENDOLOGIX INC.	US	MODULAR STENT GRAFT SYSTEMS AND METHODS WITH INFLATABLE FILL STRUCTURES	US20170239035A1	US15310198A	2016-11-10

ENDOLOGIX INC.	US	METHODS AND SYSTEMS FOR ANEURYSM TREATMENT USING FILLING STRUCTURES	US20170238937A1	US15438682A	2017-02-21

ENDOLOGIX INC	US	APPARATUS AND METHOD OF PLACEMENT OF A GRAFT OR GRAFT SYSTEM	US20170128246A1	US15414499A	2017-01-24

ENDOLOGIX INC	US	METHOD AND SYSTEM FOR TREATING ANEURYSMS	US20170007263A1	US15205365A	2016-07-08

18

Grantor	Country	Patent	Publication/ Patent No.	Application Number	Application Date
ENDOLOGIX INC.	US	METHOD FOR FORMING HYDROGELS AND MATERIALS THEREFOR	US20160367731A1	US15256462A	2016-09-02

ENDOLOGIX INC.	US	DEVICES AND METHODS TO TREAT VASCULAR DISSECTIONS	US20160302798A1	US15194159A	2016-06-27

ENDOLOGIX INC.	US	SYSTEMS AND METHODS FOR FORMING MATERIALS IN SITU WITHIN A MEDICAL DEVICE	US20160030051A1	US14776385A	2015-09-14

ENDOLOGIX INC	US	APPARATUS AND METHOD OF PLACEMENT OF A GRAFT OR GRAFT SYSTEM	US20150366688A1	US14840428A	2015-08-31

ENDOLOGIX INC.	US	METHOD AND SYSTEM FOR TREATING ANEURYSMS	US20150250989A1	US14717938A	2015-05-20

19

Grantor	Country	Patent	Publication/ Patent No.	Application Number	Application Date
ENDOLOGIX INC.	US	FENESTRATED PROSTHESIS	US20150173923A1	US14581675A	2014-12-23

ENDOLOGIX INC.	US	Apparatus and Methods for Repairing Aneurysms	US20150012081A1	US14330812A	2014-07-14

ENDOLOGIX INC.	US	STENT GRAFT	US9907642	US14461308A	2014-08-15

ENDOLOGIX INC	US	ENDOLUMENAL VASCULAR PROSTHESIS WITH NEOINTIMA INHIBITING POLYMERIC SLEEVE	US20130253638A1	US13731908A	2012-12-31

ENDOLOGIX INC.	US	Methods and Systems for Treating Aneurysms	US20120184982A1	US13354094A	2012-01-19

20

Grantor	Country	Patent	Publication/ Patent No.	Application Number	Application Date
ENDOLOGIX INC.	US	APPARATUS AND METHOD OF PLACEMENT OF A GRAFT OR GRAFT SYSTEM	US20120109279A1	US13287907A	2011-11-02

ENDOLOGIX INC.	US	FILLING STRUCTURE FOR A GRAFT SYSTEM AND METHODS OF USE	US20110276078A1	US12966852A	2010-12-13

ENDOLOGIX INC	US	SELF EXPANDING BIFURCATED ENDOVASCULAR PROSTHESIS	US20110224782A1	US13027077A	2011-02-14

ENDOLOGIX INC.	US	ENDOLUMINAL VASCULAR PROSTHESIS	US20110218617A1	US13039157A	2011-03-02

ENDOLOGIX INC	US	APPARATUS AND METHOD OF PLACEMENT OF A GRAFT OR GRAFT SYSTEM	US20110054587A1	US12769546A	2010-04-28

21

Grantor	Country	Patent	Publication/ Patent No.	Application Number	Application Date
ENDOLOGIX INC	US	IMPLANTABLE VASCULAR GRAFT	US20100318174A1	US12860280A	2010-08-20

ENDOLOGIX INC	US	IMPLANTABLE VASCULAR GRAFT	US20100318181A1	US12860310A	2010-08-20

ENDOLOGIX INC.	US	UTILIZATION OF MURAL THROMBUS FOR LOCAL DRUG DELIVERY INTO VASCULAR TISSUE	US20100261662A1	US12757900A	2010-04-09

ENDOLOGIX INC	US	GRAFT DEPLOYMENT SYSTEM	US20100179636A1	US12726257A	2010-03-17

ENDOLOGIX INC.	US	STENT GRAFT DELIVERY SYSTEM	US20100036360A1	US12429474A	2009-04-24

22

Grantor	Country	Patent	Publication/ Patent No.	Application Number	Application Date
ENDOLOGIX INC.	US	DOCKING APPARATUS AND METHODS OF USE	US20090319029A1	US12478208A	2009-06-04

ENDOLOGIX INC.	US	GRAFT ENDOFRAME HAVING AXIALLY VARIABLE CHARACTERISTICS	US20100004728A1	US12371087A	2009-02-13

ENDOLOGIX INC.	US	METHOD AND AGENT FOR IN-SITU STABILIZATION OF VASCULAR TISSUE	US20090155337A1	US12269677A	2008-11-12

ENDOLOGIX INC.	US	STENT	US20090105806A1	US12257149A	2008-10-23

ENDOLOGIX INC.	US	Multi-segmented graft deployment system	US20080071343A1	US11522292A	2006-09-15

23

Grantor	Country	Patent	Publication/ Patent No.	Application Number	Application Date
ENDOLOGIX INC	US	IMPLANTABLE VASCULAR GRAFT	US20070299497A1	US11764715A	2007-06-18

ENDOLOGIX INC.	US	Methods and systems for aneurysm treatment using filling structures	US20070150041A1	US11444603A	2006-05-31

ENDOLOGIX INC	US	ENDOLUMINAL VASCULAR PROSTHESIS	US20070112412A1	US11623679A	2007-01-16

ENDOLOGIX INC.	US	Method and apparatus for decompressing aneurysms	US20070078506A1	US11580201A	2006-10-12

ENDOLOGIX INC.	US	Method and apparatus for decompressing aneurysms	US20050245891A1	US11104303A	2005-04-12

24

Grantor	Country	Patent	Publication/ Patent No.	Application Number	Application Date
ENDOLOGIX INC.	US	Vascular stent-graft apparatus	US20040167607A1	US10787404A	2004-02-24

ENDOLOGIX INC.	US	Stent-graft with positioning anchor	US20040116997A1	US10668901A	2003-09-22

ENDOLOGIX INC.	US	Flexible vascular graft	US20010025195A1	US09728582A	2000-12-01

ENDOLOGIX INC	US	MODULAR STENT GRAFT SYSTEMS AND METHODS WITH INFLATABLE FILL STRUCTURES	US20170239035A1	US15310198A	2016-11-10

ENDOLOGIX INC	US	DUAL INFLATABLE ARTERIAL PROSTHESIS	US20180021045A1	US15540246A	2017-06-27

25

Grantor	Country	Patent	Publication/ Patent No.	Application Number	Application Date
ENDOLOGIX INC	US	ENDOLUMINAL PROSTHESIS SYSTEMS AND METHODS		US15737223	2017-12-15

ENDOLOGIX INC	US	Systems and Methods with Stents and Filling Structure		62/382207	2016-08-31

ENDOLOGIX INC	US	STENTS, GRAFTS, DELIVERY SYSTEMS, AND METHODS		62/481560	2017-04-04

ENDOLOGIX INC	US	ENDOVASCULAR SYSTEMS, DEVICES, AND METHODS ALLOWING FOR BRANCH DEVICE PLACEMENT IN POCKET OF MAIN GRAFT		62/489213	2017-04-24

ENDOLOGIX INC	US	ENDOVASCULAR GRAFT SYSTEMS AND METHODS FOR DEPLOYMENT IN MAIN AND BRANCH ARTERIES		62/529669	2017-07-07

26

Grantor	Country	Patent	Publication/ Patent No.	Application Number	Application Date
ENDOLOGIX INC	US	STENT GRAFTS AND METHODS OF ENHANCING FLEXIBILITY OF STENT GRAFTS BY THERMAL PLEATING		62/532737	2017-07-14

ENDOLOGIX INC	US	STENT GRAFT		15/911629	2018-03-05

ENDOLOGIX INC	US	INTERNAL ILIAC PRESERVATION DEVICES AND METHODS		15/965649	2018-04-

ENDOLOGIX INC	US	MODULATION OF INFLAMMATORY RESPONSE FOLLOWING ENDOVASCULAR TREATMENT		62/661569	2018-4-23

ENDOLOGIX INC	US	ADVANCED KINK RESISTANT STENT GRAFT		16/005269	2018-6-11

27

Grantor	Country	Patent	Publication/ Patent No.	Application Number	Application Date
ENDOLOGIX INC	US	LOW PROFILE STENT GRAFT AND DELIVERY SYSTEM		15/985572	2018-5-21

ENDOLOGIX INC	US	SYSTEMS AND METHODS WITH STENT AND FILLING STRUCTURE		15/774511	2017-8-30

ENDOLOGIX INC	US	LONGITUDINALLY EXTENDABLE STENT GRAFT SYSTEMS AND METHODS		15/774548	2018-1-23

ENDOLOGIX INC	US	GRAFT SYSTEMS HAVING FILLING STRUCTURES SUPPORTED BY SCAFFOLDS AND METHODS FOR THEIR USE		16/035497	2018-7-13

ENDOLOGIX INC	US	PRE-FIXATION DEVICE FOR NELLIX AND OTHER EVAS DEVICES		62/678956	2018-5-31

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Grantor	Country	Patent	Publication/ Patent No.	Application Number	Application Date
ENDOLOGIX INC	US	SYSTEMS AND METHODS WITH FENESTRATED GRAFT AND FILLING STRUCTURE		16/066595

ENDOLOGIX INC	US	MODULATION OF INFLAMMATORY RESPONSE FOLLOWING ENDOVASCULAR TREATMENT		62/661569	2018-4-23

ENDOLOGIX INC.	US	FENESTRATED PROSTHESIS	US8945202	12/769581	2015-2-3

ENDOLOGIX INC.	US	Fenestrated prosthesis	US8945202	12/769581	4/28/10

ENDOLOGIX, INC.	US	Bifurcated vascular graft deployment device	US6210422	09/505038	2/16/00

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ENDOLOGIX, INC.	US	Bifurcated vascular graft deployment device	US6090128	08/802478	2/20/97

ENDOLOGIX, INC.	US	Endovascular prosthesis with improved sealing means for aneurysmal arterial disease and method of use	US5665117	08/620072	3/21/96

ENDOLOGIX, INC.	US	Locking assembly for coupling guidewire to delivery system		15/317905	12/9/16

Endologix, Inc. and The Cleveland Clinic Foundation	US	Fenestrated prosthesis	US8945202	US12769581	4/28/10

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Endologix, Inc.	US	Bifurcated vascular graft and method and apparatus for deploying same	US6951572	US10639255	8/12/03

Endologix, Inc.	US	Radiation delivery balloon catheter	US6699170	US09688396	10/16/00

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Endologix, Inc.	US	Method for delivering radiation to an intraluminal site in the body	US6685618	US09944649	8/31/01

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Endologix, Inc.	US	Radiation delivery catheters and dosimetry methods	US6491619	US09648563	8/25/00

Endologix, Inc.	US	Endoluminal vascular prosthesis	US6331190	US09483411	1/14/00

Endologix, Inc.	US	Bifurcated vascular graft deployment device	US6210422	US09505038	2/16/00

Endologix, Inc.	US	Method of deploying bifurcated vascular graft	US6156063	US09086247	5/28/98

Endologix, Inc.	US	Bifurcated vascular graft deployment device	US6090128	US08802478	2/20/97

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Endologix, Inc.	US	Endovascular prosthesis with improved sealing means for aneurysmal arterial disease and method of use	US5665117	US08620072	3/21/96

Endologix, Inc.	US	Apparatus and method of placement of a graft or graft system		US14172126	2/4/14

Endologix, Inc. and The Cleveland Clinic Foundation	US	Apparatus and method of placement of a graft or graft system		US12769506	4/28/10

Endologix, Inc.	US	Stent graft delivery system		US12429474	4/24/09

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TRIVASCULAR INC	US	Advanced Endovascular Graft	US9788934B2	US14799656A	2015-07-15

NELLIX INC.	US	Stent-graft with positioning anchor	US9814612B2	US14697433A	2015-10-21

NELLIX INC.	US	System and methods for endovascular aneurysm treatment	US9737425B2	US14537749A	2014-11-10

NELLIX INC.	US	Stent graft delivery system	US9730700B2	US14586110A	2015-04-23

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NELLIX INC.	US	Sealing apparatus and methods of use	US8945199B2	US12478225A	2009-06-04

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NELLIX INC.	US	Graft systems having filling structures supported by scaffolds and methods for their use	US8870941B2	US13285897A	2011-10-31

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NELLIX INC.	US	SEALING APPRATUS AND METHODS OF USE	US20150148892A1	US14612048A	2015-02-02

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TRIVASCULAR INC.	US	Endovascular graft for aneurysms involving major branch vessels	US9724186B2	US14050835A	2013-10-10

TRIVASCULAR INC.	US	System and method of pivoted stent deployment	US9713523B2	US14452343A	2014-08-05

TRIVASCULAR INC.	US	Systems and methods for guidewire crossover for bifurcated prostheses	US9655754B2	US14323059A	2014-07-03

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TRIVASCULAR INC.	US	PTFE layers and methods of manufacturing	US9549829B2	US14458349A	2014-08-13

TRIVASCULAR INC.	US	Delivery catheter for endovascular device	US9498363B2	US13835491A	2013-03-15

TRIVASCULAR INC	US	Low profile stent and delivery system	US9463101B2	US14923477A	2015-10-27

TRIVASCULAR INC.	US	PTFE layers and methods of manufacturing	US9446553B2	US14230318A	2014-03-31

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TRIVASCULAR INC.	US	Non-degradable, low swelling, water soluble radiopaque hydrogel polymer	US9308301B2	US13089960A	2011-04-19

TRIVASCULAR INC.	US	Endovascular delivery system with an improved radiopaque marker scheme	US9233015B2	US13803050A	2013-03-14

TRIVASCULAR INC.	US	Low profile stent graft and delivery system	US9192462B2	US13803037A	2013-03-14

TRIVASCULAR INC.	US	Fenestrated inflatable graft	US9144486B2	US13652471A	2012-10-15

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TRIVASCULAR INC.	US	Endovascular delivery system with flexible and torqueable hypotube	US9066828B2	US13803062A	2013-03-14

TRIVASCULAR INC.	US	Endovascular graft joint and method for manufacture	US9050754B2	US12729182A	2010-03-22

TRIVASCULAR INC.	US	Durable stent graft with tapered struts and stable delivery methods and devices	US8992595B2	US13799207A	2013-03-13

TRIVASCULAR INC.	US	In vitro testing of endovascular device	US8978448B2	US13649066A	2012-10-10

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TRIVASCULAR INC.	US	Endovascular graft	US8801769B2	US13737351A	2013-01-09

TRIVASCULAR INC.	US	Apparatus for manufacturing an endovascular graft section	US8783316B2	US12697504A	2010-02-01

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TRIVASCULAR INC.	US	Advanced endovascular graft	US8709065B2	US12491336A	2009-06-25

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TRIVASCULAR INC.	US	Asymmetric stent apparatus and method	US8663309B2	US11861828A	2007-09-26

TRIVASCULAR INC.	US	Endovascular graft	US8361136B2	US12566793A	2009-09-25

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TRIVASCULAR INC.	US	Delivery system and method for bifurcated graft	US8328861B2	US11941434A	2007-11-16

TRIVASCULAR INC.	US	Endovascular graft and method of delivery	US8241346B2	US13246643A	2011-09-27

TRIVASCULAR INC.	US	Inflatable porous implants and methods for drug delivery	US8267989B2	US12860364A	2010-08-20

TRIVASCULAR INC.	US	Inflatable intraluminal graft	US8226708B1	US10168053A	2002-06-14

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TRIVASCULAR INC.	US	Dual chamber cuff structure	US8216297B2	US11504434A	2006-08-14

TRIVASCULAR INC.	US	Barbed radially expandable stent	US8167927B2	US13245661A	2011-09-26

TRIVASCULAR INC.	US	Securement assembly and method for expandable endovascular device	US8083789B2	US11941450A	2007-11-16

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TRIVASCULAR INC.	US	Constant force material delivery system and method	US7971751B2	US12724068A	2010-03-15

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TRIVASCULAR INC.	US	Inflatable porous implants and methods for drug delivery	US7803178B2	US10769532A	2004-01-30

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TRIVASCULAR INC.	US	Method for manufacturing an endovascular graft section	US7678217B2	US11522490A	2006-09-15

TRIVASCULAR INC.	US	Inflatable implant	US7632291B2	US10461853A	2003-06-13

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TRIVASCULAR INC.	US	Advanced endovascular graft	US7147660B2	US10327711A	2002-12-20

TRIVASCULAR INC.	US	Kink resistant endovascular graft	US7150758B2	US10384103A	2003-03-06

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TRIVASCULAR INC	US	ENDOVASCULAR GRAFT	US20170348125A1	US15686214A	2017-08-25

TRIVASCULAR INC	US	ADVANCED ENDOVASCULAR GRAFT	US20170348087A1	US15686218A	2017-08-25

TRIVASCULAR INC	US	ENDOVASCUALR GRAFT FOR ANEURYSMS INVOLVING MAJOR BRANCH VESSELS	US20170296327A1	US15638559A	2017-06-30

TRIVASCULAR INC	US	SYSTEMS AND METHODS FOR GUIDEWIRE CROSSOVER FOR BIFURCATED PROSTHESES	US20170216064A1	US15491074A	2017-04-19

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TRIVASCULAR INC	US	BIFURCATED ENDOVASCULAR PROSTHESIS HAVING TETHERED CONTRALATERAL LEG	US20170035549A1	US15299542A	2016-10-21

TRIVASCULAR INC.	US	DELIVERY CATHETER FOR ENDOVASCULAR DEVICE	US20170035590A1	US15298166A	2016-10-19

TRIVASCULAR INC	US	PTFE LAYERS AND METHODS OF MANUFACTURING	US20160367354A1	US15251011A	2016-08-30

TRIVASCULAR INC	US	ENDOVASCULAR DELIVERY SYSTEM WITH AN IMPROVED RADIOPAQUE MARKER SCHEME	US10034787	US14970621A	2015-12-16

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TRIVASCULAR INC.	US	ENDOVASCULAR DELIVERY SYSTEM WITH FLEXIBLE AND TORQUEABLE HYPOTUBE	US20150265446A1	US14717080A	2015-05-20

TRIVASCULAR INC.	US	INFLATABLE OCCLUSION WIRE-BALLOON FOR AORTIC APPLICATIONS	US20150250481A1	US14643217A	2015-03-10

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TRIVASCULAR INC.	US	ENDOLEAK ISOLATION SLEEVES AND METHODS OF USE	US20150073523A1	US14481834A	2014-09-09

TRIVASCULAR INC.	US	GATE WIRE FOR CONTRALATERAL LEG ACCESS	US20140194970A1	US14151373A	2014-01-09

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TRIVASCULAR INC.	US	ASYMMETRIC STENT APPARATUS AND METHOD	US20140135899A1	US14157350A	2014-01-16

TRIVASCULAR INC.	US	LOW PROFILE STENT GRAFT AND DELIVERY SYSTEM	US20130268056A1	US13803033A	2013-03-14

TRIVASCULAR INC.	US	ADVANCED KINK RESISTANT STENT GRAFT	US9993328	US13803046A	2013-03-14

TRIVASCULAR INC.	US	VASCULAR GRAFT HAVING LIMITED END STRUCTURE	US20130096665A1	US13650705A	2012-10-12

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TRIVASCULAR INC.	US	FILL TUBE MANIFOLD AND DELIVERY METHODS FOR ENDOVASCULAR GRAFT	US20110218609A1	US13024255A	2011-02-09

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64

Grantor	Country	Patent	Publication/ Patent No.	Application Number	Application Date
Trivascular, Inc.	US	Sac liner for aneurysm repair		US14151195	1/9/14

Trivascular, Inc.	US	Gate wire for contralateral leg access		US14151373	1/9/14

Trivascular, Inc.	US	Asymmetric stent apparatus and method		US14157350	1/16/14

Trivascular, Inc.	US	Low profile stent graft and delivery system		US13803033	3/14/13

Trivascular, Inc.	US	Advanced kink resistant stent graft		US13803046	3/14/13

65

Grantor	Country	Patent	Publication/ Patent No.	Application Number	Application Date
Trivascular, Inc.	US	Vascular graft having limited end structure		US13650705	10/12/12

Trivascular, Inc.	US	Inflatable intraluminal graft		US13532887	6/26/12

Trivascular, Inc.	US	Advanced endovascular graft and delivery system		US13297219	11/15/01

Trivascular, Inc.	US	System and method of pivoted stent deployment		US13277117	10/19/11

Trivascular, Inc.	US	Barbed radially expandable stent with slotted struts		US13245652	9/26/11

66

Grantor	Country	Patent	Publication/ Patent No.	Application Number	Application Date
Trivascular, Inc.	US	Fill tube manifold and delivery methods for endovascular graft		US13024255	2/9/11

Trivascular, Inc.	US	Hinged endovascular device		US12747499	9/7/10

Trivascular, Inc.	US	Inflatable implant		US12628623	12/1/09

Trivascular, Inc.	US	Method of delivering advanced endovascular graft		US12566808	9/25/09

Trivascular, Inc.	US	Modular vascular graft for low profile percutaneous delivery		US12245620	10/3/08

67

Grantor	Country	Patent	Publication/ Patent No.	Application Number	Application Date
Trivascular, Inc.	US	System and method of securing stent barbs		US11861731	9/26/07

Trivascular, Inc.	US	Alignment stent apparatus and method		US11861746	9/26/07

Trivascular, Inc.	US	Apparatus for securing stent barbs		US11861739	9/26/07

Trivascular, Inc.	US	Ptfe layers and methods of manufacturing		US12250946	10/14/08

Trivascular, Inc.	US	Ptfe layers and methods of manufacturing		US12250915	10/14/08

68

Grantor	Country	Patent	Publication/ Patent No.	Application Number	Application Date
Trivascular, Inc.	US	Ptfe layers and methods of manufacturing		US11106150	4/13/05

Trivascular, Inc.	US	Ptfe layers and methods of manufacturing		US11106131	4/13/05

Trivascular, Inc.	US	Hybrid modular endovascular graft		US11097718	4/1/05

Trivascular, Inc.	US	Non-degradable low swelling, water soluble radiopaque hydrogel polymer		US11097467	4/1/05

Trivascular, Inc.	US	Delivery system and method for bifurcated graft		US11205793	8/15/05

69

Grantor	Country	Patent	Publication/ Patent No.	Application Number	Application Date
Trivascular, Inc.	US	Modular endovascular graft		US11077938	3/11/05

Trivascular, Inc.	US	Methods, compositions and devices for embolizing body lumens		US11031311	1/7/05

Trivascular, Inc.	US	Endoluminal prosthesis endoleak management		US10691849	10/22/03

Trivascular, Inc.	US	Endovascular graft joint and method for manufacture		US10640368	8/13/03

Trivascular, Inc.	US	Layered endovascular graft		US10803153	3/17/04

70

Grantor	Country	Patent	Publication/ Patent No.	Application Number	Application Date
Trivascular, Inc.	US	Delivery system and method for bifurcated graft		US10686863	10/16/03

Trivascular, Inc.	US	Inflatable intraluminal graft		US10289137	11/5/02

Trivascular, Inc.	US	Endovascular graft		US10289136	11/5/02

Trivascular, Inc.	US	Advanced endovascular graft		US10091641	3/5/02

Trivascular, Inc.	US	Delivery system and method for bifurcated graft		US10122474	4/11/02

71

Grantor	Country	Patent	Publication/ Patent No.	Application Number	Application Date
Trivascular, Inc.	US	Layered endovascular graft		US09970576	10/3/01

ENDOLOGIX INC.	US	STENT GRAFT SYSTEMS WITH RESTRAINTS IN CIRCUMFERENTIAL CHANNELS AND METHODS THEREOF		62/678961	5/31/2018

ENDOLOGIX INC.	US	PERCUTANEOUS METHOD AND DEVICE TO TREAT DISSECTIONS		15/429090	2/9/2017

NELLIX, INC.	US	SYSTEM AND METHODS FOR ENDOVASCULAR ANEURYSM TREATMENT	2018-0064566	15/682414	8/21/2017

TRIVASCULAR INC.	US	ENDOVASCULAR DELIVERY SYSTEM WITH AN IMPROVED RADIOPAQUE MARKER SCHEME		16/049560	7/30/2018

72

Execution Version

TRADEMARK SECURITY AGREEMENT

This TRADEMARK SECURITY AGREEMENT (this “Trademark Security Agreement”) is made this 9th day of August, 2018, by and among the Grantors listed on the signature pages hereof (collectively, jointly and severally, “Grantors” and each individually “Grantor”), and DEERFIELD ELGX REVOLVER, LLC, a Delaware limited liability company, in its capacity as agent for each member of the Lender Group (in such capacity, together with its successors and assigns in such capacity, “Agent”).

W I T N E S S E T H:

WHEREAS, pursuant to that certain Credit Agreement dated as of August 9, 2018 (as amended, restated, supplemented, or otherwise modified from time to time, the “Credit Agreement”) by and among ENDOLOGIX, INC., a Delaware corporation (“Endologix”), each of its direct and indirect Subsidiaries set forth on the signature pages thereto and any additional borrower that may thereafter be added to the Credit Agreement (individually as a “Borrower”, and collectively with any entities that become party thereto as Borrower and each of their successors and permitted assigns, the “Borrowers”), the lenders party thereto as “Lenders” (such Lenders, together with their respective successors and assigns in such capacity, each, individually, a “Lender” and, collectively, the “Lenders”), and Agent, the Lender Group has agreed to make certain financial accommodations available to the Borrowers from time to time pursuant to the terms and conditions thereof;

WHEREAS, the members of the Lender Group are willing to make the financial accommodations to the Borrowers as provided for in the Credit Agreement and the other Loan Documents, but only upon the condition, among others, that Grantors shall have executed and delivered to Agent, for the benefit of the Lender Group, that certain Guaranty and Security Agreement, dated as of August 9, 2018 (including all annexes, exhibits or schedules thereto, as from time to time amended, restated, supplemented or otherwise modified, the “Guaranty and Security Agreement”); and

WHEREAS, pursuant to the Guaranty and Security Agreement, Grantors are required to execute and deliver to Agent, for the benefit of the Lender Group, this Trademark Security Agreement.

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Grantor hereby agrees as follows:

1. DEFINED TERMS. All initially capitalized terms used but not otherwise defined herein have the meanings given to them in the Guaranty and Security Agreement or, if not defined therein, in the Credit Agreement, and this Trademark Security Agreement shall be subject to the rules of construction set forth in Section 1.04 of the Credit Agreement, which rules of construction are incorporated herein by this reference, mutatis mutandis.

2. GRANT OF SECURITY INTEREST IN TRADEMARK COLLATERAL. Each Grantor hereby unconditionally grants, assigns, and pledges to Agent, for the benefit of each member of the Lender Group, to secure the Secured Obligations, a continuing security interest (referred to in this Trademark Security Agreement as the “Security Interest”) in all of such Grantor’s right, title and interest in and to the following, whether now owned or hereafter acquired or arising (collectively, the “Trademark Collateral”):

(a) all of its Trademarks and Trademark Intellectual Property Licenses to which it is a party including those referred to on Schedule I;

1

(b) all goodwill of the business connected with the use of, and symbolized by, each Trademark and each Trademark Intellectual Property License; and

(c) all products and proceeds (as that term is defined in the Code) of the foregoing, including any claim by such Grantor against third parties for past, present or future (i) infringement or dilution of any Trademark or any Trademarks exclusively licensed under any Intellectual Property License, including right to receive any damages, (ii) injury to the goodwill associated with any Trademark, or (iii) right to receive license fees, royalties, and other compensation under any Trademark Intellectual Property License.

3. SECURITY FOR SECURED OBLIGATIONS. This Trademark Security Agreement and the Security Interest created hereby secures the payment and performance of the Secured Obligations, whether now existing or arising hereafter. Without limiting the generality of the foregoing, this Trademark Security Agreement secures the payment of all amounts which constitute part of the Secured Obligations and would be owed by Grantors, or any of them, to Agent, the other members of the Lender Group or any of them, whether or not they are unenforceable or not allowable due to the existence of an Insolvency Proceeding involving any Grantor.

4. PROTECTION OF TRADEMARK SECURITY INTEREST BY GRANTORS. Each Grantor shall, at its sole cost, reasonable expense and risk, in connection with the operation of its business, comply with the requirements set forth in Section 6 of the Guaranty and Security Agreement in respect of the Trademark Collateral.

5. REPRESENTATIONS AND WARRANTIES. Each Grantor represents and warrants that:

(a) Schedule I hereto is a true, correct and complete list of all Trademarks and Trademark Intellectual Property Licenses in which each Grantor purports to have an ownership or license interest.

(b) Such Grantor has the legal right and authority to enter into this Trademark Security Agreement and perform its terms.

(c) If such Grantor amends its name, such Grantor shall provide copies of such amendment documentation to Agent and shall, if necessary, re-register such Grantor’s Trademarks and Trademark Intellectual Property Licenses with the appropriate Governmental Authority and shall execute and deliver such agreements or documentation as Agent shall reasonably request in writing to maintain a perfected first priority security interest in the Trademark Collateral subject to Permitted Liens.

6. SECURITY AGREEMENT. The Security Interest in the Collateral granted pursuant to this Trademark Security Agreement is granted in conjunction with the security interests granted to Agent, for the benefit of the Lender Group, pursuant to the Guaranty and Security Agreement. Each Grantor hereby acknowledges and affirms that the rights and remedies of Agent with respect to the Security Interest in the Trademark Collateral made and granted hereby are more fully set forth in the Guaranty and Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein. To the extent there is any inconsistency between this Trademark Security Agreement and the Guaranty and Security Agreement, the Guaranty and Security Agreement shall control.

7. AUTHORIZATION TO SUPPLEMENT. If any Grantor shall obtain rights to any new trademarks, the provisions of this Trademark Security Agreement shall automatically apply thereto. Each

2

Grantor shall notify Agent of applications filed for the registration of any Trademarks with the United States Trademark Office in accordance with Section 5.7(g) of the Guaranty and Security Agreement. Without limiting Grantors’ obligations under this Section, Grantors hereby authorize Agent unilaterally to modify this Trademark Security Agreement by amending Schedule I to include any such new trademark rights of each Grantor. Notwithstanding the foregoing, no failure to so modify this Trademark Security Agreement or amend Schedule I shall in any way affect, invalidate or detract from Agent’s continuing security interest in all Collateral, whether or not listed on Schedule I.

8. NO VIOLATION OF LOAN DOCUMENTS. The representations, warranties or covenants contained herein are supplemental to those representations, warranties and covenants contained in the other Loan Documents, and shall not be deemed to modify any such representation, warranty or covenant contained in any other Loan Document.

9. GRANTOR’S RIGHTS TO ENFORCE TRADEMARKS. Prior to Agent’s giving of notice to Grantor following the occurrence and during the continuance of an Event of Default, such Grantor shall have the exclusive right to sue for past, present and future infringement of the Trademark Collateral, including the right to seek injunctions and/or money damages, in an effort by such Grantor to protect the Trademark Collateral against encroachment by third parties, provided, however, that:

(a) Any money damages awarded or received by such Grantor on account of such suit (or the threat of such suit) shall constitute Trademark Collateral.

(b) Any damages recovered in any action pursuant to this Section, net of costs and attorneys’ fees reasonably incurred, shall be applied in accordance with the Credit Agreement and the Guaranty and Security Agreement.

(c) Following the occurrence and during the continuance of any Event of Default, Agent, by notice to any Grantor may terminate or limit such Grantor’s rights under this Section 9.

10. RIGHTS UPON DEFAULT. Upon the occurrence and during the continuance of any Event of Default, Agent may exercise all rights and remedies as provided for in the Guaranty and Security Agreement.

11. NO LIMITATION; LOAN DOCUMENTS. This Trademark Security Agreement has been executed and delivered by each Grantor for the purpose of recording the security interest granted to Agent with respect to the Trademark Collateral with the United States Trademark Office. The security interest granted hereby has been granted as a supplement to, and not in limitation of, the security interest granted to Agent, for the benefit of the Lender Group, under the Guaranty and Security Agreement and the other Loan Documents. The other Loan Documents (and all rights and remedies of Grantor, Agent, and Lenders thereunder) shall remain in full force and effect in accordance with their terms.

12. TERMINATION; RELEASE OF TRADEMARK COLLATERAL. This Trademark Security Agreement and all obligations of each Grantor and Agent hereunder shall terminate on the date upon which the Obligations have been Paid in Full. Upon termination of this Trademark Security Agreement, Agent shall, at the reasonable expense of the Grantor, take such actions required by the Credit Agreement or the Guaranty and Security Agreement or as otherwise reasonably requested by Grantor to release its security interest in the Trademark Collateral.

3

13. BINDING EFFECT; BENEFITS. This Trademark Security Agreement shall be binding upon each Grantor and its successors and assigns, and shall inure to the benefit of Agent, Lenders and their respective successors and assigns.

14. COUNTERPARTS. This Trademark Security Agreement is a Loan Document. This Trademark Security Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Trademark Security Agreement. Delivery of an executed counterpart of this Trademark Security Agreement by telefacsimile or other electronic method of transmission shall be equally as effective as delivery of an original executed counterpart of this Trademark Security Agreement. Any party delivering an executed counterpart of this Trademark Security Agreement by telefacsimile or other electronic method of transmission also shall deliver an original executed counterpart of this Trademark Security Agreement but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Trademark Security Agreement.

15. CHOICE OF LAW AND VENUE, JURY TRIAL WAIVER, AND JUDICIAL REFERENCE PROVISION. THIS TRADEMARK SECURITY AGREEMENT SHALL BE SUBJECT TO THE PROVISIONS REGARDING CHOICE OF LAW AND VENUE, JURY TRIAL WAIVER, AND JUDICIAL REFERENCE SET FORTH IN SECTIONS 8.11 AND 8.12 OF THE GUARANTY AND SECURITY AGREEMENT, AND SUCH PROVISIONS ARE INCORPORATED HEREIN BY THIS REFERENCE, MUTATIS MUTANDIS.

[signature page follows]

4

IN WITNESS WHEREOF, the parties hereto have caused this Trademark Security Agreement to be executed and delivered as of the day and year first above written.

GRANTORS:	ENDOLOGIX, INC.

	By:	/s/ Vaseem Mahboob
	Name:	Vaseem Mahboob
	Title:	Chief Financial Officer

TRIVASCULAR, INC.

	By:	/s/ Vaseem Mahboob
	Name:	Vaseem Mahboob
	Title:	Chief Financial Officer and Secretary

[SIGNATURE PAGE TO TRADEMARK SECURITY AGREEMENT]

IN WITNESS WHEREOF, the parties hereto have caused this Trademark Security Agreement to be executed and delivered as of the day and year first above written.

ACCEPTED AND ACKNOWLEDGED BY:
AGENT:	DEERFIELD ELGX REVOLVER, LLC by: Deerfield Management Company, L.P. (Series C), Manager By: Flynn Management LLC, General Partner

	By:	/s/ David J. Clark
	Name: Title:	David J. Clark Authorized Signatory

6

SCHEDULE I

to

TRADEMARK SECURITY AGREEMENT

Trademark Registrations/Applications

Grantor	Country	Mark	Registration No.	Registration Date
Endologix, Inc.	USA	DURAPLY	5433696	3/27/18

Endologix, Inc.	USA	INTELIX	5059968	10/11/16

Endologix, Inc.	USA	EVAS FORWARD	5306786	10/10/17

Endologix, Inc.	USA	VELA	5296578	9/26/17

Endologix, Inc.	USA	ANGIOTIP	5205176	5/16/17

Endologix, Inc.	USA	ACTIVESEAL	5396605	2/6/18

Endologix, Inc.	USA	INNOVATION THAT EMPOWERS	4841631	10/27/15

Endologix, Inc.	USA	INNOVATION TAKING SHAPE	4220343	10/9/12

Endologix, Inc.	USA	XPAND	4168563	7/3/12

Endologix, Inc.	USA	AFX	4214460	9/25/12

Endologix, Inc.	USA	INTUITRAK DELIVERY SYSTEM	3649866	7/7/09

Endologix, Inc.	USA	INTUITRAK	3649757	7/7/09

Endologix, Inc.	USA	NELLIX	3880178	11/23/10

Endologix, Inc.	USA	SUREPASS	3593259	3/17/09

Endologix, Inc.	USA	POWERLINK XL	3573999	2/10/09

Endologix, Inc.	USA	POWERLINK	2456038	5/29/01

Endologix, Inc.	USA	ENDOLOGIX	2257799	6/29/99

TriVascular, Inc.	USA	OVATION ALTO	5195890	5/2/17

TriVascular, Inc.	USA	CUSTOMSEAL	4732342	5/5/15

TriVascular, Inc.	USA	OVATION PRIME	4452625	12/17/13

TriVascular, Inc.	USA	OVATION PRIME ABDOMINAL STENT GRAFT SYSTEM	4449077	12/10/13

TriVascular, Inc.	USA	TRIVASCULAR	4395789	9/3/13

TriVascular, Inc.	USA	OVATION	4440468	11/26/13

TriVascular, Inc.	USA	TRIVASCULAR	2867015	7/27/04

SCHEDULE 3

GRANTOR INFORMATION

GRANTOR (exact legal name)	STATE/COUNTRY OF ORGANIZATION	FEDERAL EMPLOYER IDENTIFICATION NUMBER	CHIEF EXECUTIVE OFFICE	ORGANIZATIONAL IDENTIFICATION NUMBER
Endologix, Inc.	Delaware	68-0328265	2 Musick, Irvine, County of Orange, CA 92618 U.S.A.	2338745

CVD/RMS Acquisition Corp.	Delaware	33-0928438	2 Musick, Irvine, County of Orange, CA 92618 U.S.A.	2955166

RMS/Endologix Sideways Merger Corp	Delaware	03-0512974	2 Musick, Irvine, County of Orange, CA 92618 U.S.A.	3530477

Nellix, Inc.	Delaware	94-3398416	2 Musick, Irvine, County of Orange, CA 92618 U.S.A.	3359980

TriVascular Technologies, Inc.	Delaware	87-0807313	3910 Brickway Blvd., County of Santa Rosa, Sonoma, CA 95403 U.S.A.	4387054

TriVascular, Inc.	California	68-0402620	3910 Brickway Blvd., Santa Rosa, County of Sonoma, CA 95403 U.S.A.	C2065374

Endologix Canada, LLC	Delaware	47-2442872	3910 Brickway Blvd., Santa Rosa, County of Sonoma, CA 95403 U.S.A.	5647226

TriVascular Sales LLC	Texas	46-0859179	3910 Brickway Blvd., Santa Rosa, County of Sonoma, CA 95403 U.S.A.	801644988

SCHEDULE 4

PLACES OF BUSINESS / LOCATION OF COLLATERAL

Grantor	Location	Specify Whether Location Has (i) Inventory and/or Equipment, (ii) Books and Records, or (iii) Both	Interest	Lessor/Property Owner/Lessee
Endologix, Inc.	2 Musick, Irvine, County of Orange, CA 92618 U.S.A.	Both	Lease	The Northwestern Mutual Life Insurance Company, att: William A. Budge, 19 Hammond, Suite 501, Irvine, California 92618

Endologix, Inc.	33 & 35 Hammond, Irvine, County of Orange, CA 92618 U.S.A	Inventory and/or Equipment	Lease	The Northwestern Mutual Life Insurance Company, att: William A. Budge, 19 Hammond, Suite 501, Irvine, California 92618

Endologix, Inc.	378 Commercial Street, Malden, MA 02148 165 Chubb Avenue, Lyndhurst, NJ 07071 1130 Commerce Blvd, Swedesboro, NJ 08085 2250 Outerloop Drive, Louisville, KY 40219	Inventory and/or Equipment	Third Party Warehouse	UPS

Endologix, Inc.	54 Yangcheon-ro, Gangseo-gu, Seoul 07522	Inventory and/or Equipment (no other Collateral is located at this location)	Third Party Warehouse	TNT Express Korea

Grantor	Location	Specify Whether Location Has (i) Inventory and/or Equipment, (ii) Books and Records, or (iii) Both	Interest	Lessor/Property Owner/Lessee
Endologix, Inc.	10 Anson Road #21-04 & #21-04A International Plaza Singapore 079903	Inventory and/or Equipment (no other Collateral is located at this location)	Occupied	Endologix Singapore Private Limited

Endologix, Inc.	A-311, M-Sate, 114 Beopwon-ro, Songpa-gu, Seoul, South Korea	Inventory and/or Equipment (no other Collateral is located at this location)	Occupied	N.A.

Endologix, Inc.	Grantor and each Guarantor’s sales representatives hold Trunk Inventory in their possession for sales calls and procedures, which Trunk Inventory is not held at a specific location or locations.	Inventory and/or Equipment (no other Collateral is located at this location)	N.A.	N.A.

	Certain Inventory of the Grantor and each Guarantor is held by numerous third parties on a consignment basis at various locations.	Inventory and/or Equipment (no other Collateral is located at this location)	N.A.	N.A.

Grantor	Location	Specify Whether Location Has (i) Inventory and/or Equipment, (ii) Books and Records, or (iii) Both	Interest	Lessor/Property Owner/Lessee
CVD/RMS Acquisition Corp.	2 Musick, Irvine, County of Orange, CA 92618 U.S.A.	Books and Records	Occupied	The Northwestern Mutual Life Insurance Company, attn: William A. Budge, 19 Hammond, Suite 501, Irvine, California 92618

Nellix, Inc.	2 Musick, Irvine, County of Orange, CA 92618 U.S.A.	Books and Records	Occupied	The Northwestern Mutual Life Insurance Company, attn: William A. Budge, 19 Hammond, Suite 501, Irvine, California 92618

RMS/Endologix Sideways Merger Corp.	2 Musick, Irvine, County of Orange, CA 92618 U.S.A.	Books and Records	Occupied	The Northwestern Mutual Life Insurance Company, attn: William A. Budge, 19 Hammond, Suite 501, Irvine, California 92618

TriVascular Technologies, Inc.	3910 Brickway Blvd., Santa Rosa, County of Sonoma, CA 95403 U.S.A.	Books and Records	Occupied	Sonoma Airport Properties LLC

TriVascular, Inc.	3910 Brickway Blvd., Santa Rosa, County of Sonoma, CA 95403 U.S.A.	Both	Lease	Sonoma Airport Properties LLC

TriVascular Sales LLC	3910 Brickway Blvd., Santa Rosa, County of Sonoma, CA 95403 U.S.A.	Books and Records	Occupied	Sonoma Airport Properties LLC

Endologix Canada, LLC	3910 Brickway Blvd., Santa Rosa, County of Sonoma, CA 95403 U.S.A.	Books and Records	Occupied	Sonoma Airport Properties LLC

SCHEDULE 5

COMMERCIAL TORT CLAIMS

None.

SCHEDULE 6

ACCOUNTS

ENTITY	COUNTRY	ACCT		CURR	BANK	USE
Endologix Inc	US	XXXXX1702	USD		Bank of America	Operating account
Endologix Inc	US	XXXXX1689	USD		Bank of America	Payroll account
Endologix Inc	US	XXXXX5279	USD		Wells Fargo	Old Operating account
Endologix Inc	US	XXXXX5311	USD		Wells Fargo	Old payroll account
Endologix Inc	US	XXXXX3910	USD		Bank of America	Lockbox account
Endologix Inc	US	XXXXX4066	USD		Bank of America	Credit Card Cash Collateral account
Trivascular Inc	US	XXXXX5539	USD		Silicon Valley Bank	Operating account
Trivascular Inc	The Netherlands	XXXXX8640	EUR		KBC Bank NV Nederland	Currency account
Trivascular Inc	UK London	XXXXX8709	GBP		National Westminster Bank	Currency account
Trivascular Sales LLC	US	XXXXX7400	USD		Silicon Valley Bank	Payroll account
Endologix Canada LLC	Canada	XXXXX7912	CAD		Bank of Montreal	Operating account

SCHEDULE 7

REAL PROPERTY

None.

SCHEDULE 8

COPYRIGHTS

None.

SCHEDULE 9

INTELLECTUAL PROPERTY LICENSES

1.	Inbound License Agreement, dated as of February 22, 2006, by and between Incept LLC and Nellix, Inc.

2.	Inbound Amendment No. 1. to License Agreement, dated as of April 30, 2012, by and between Incept LLC and Nellix, Inc.

3.	Inbound Amendment No. 2 to License Agreement, dated as of December 3, 2014, by and between Incept LLC and Nellix, Inc.

4.	Inbound Master License Agreement, dated as of May 5, 2008, by and between SurModics, Inc. and Endologix, Inc.

5.	Inbound Development and OEM Device Supply Agreement, dated as of August 5, 2015, by and between Bard Peripheral Vascular, Inc. and Endologix, Inc.

6.	Inbound License Agreement, dated as of June 22, 2011, by and between NorMedix, LLC and Endologix, Inc.

7.	Inbound Settlement and Patent License Agreement, dated as of March 17, 2016, by and between LifePort Sciences, LLC and Endologix, Inc.

8.	Inbound License Agreement, dated as of July 23, 2013, by and between Thomas L. Fogarty and Endologix, Inc.

9.	Inbound License Agreement, dated as of March 28, 2008, by and between Trivascular, Inc. (formerly Trivascular 2, Inc.) and Boston Scientific Scimed, Inc. and Endovascular Technologies, Inc.

SCHEDULE 10

PATENTS

See attached.

PATENT SCHEDULE

Grantor	Country	Patent	Publication/ Patent No.	Application Number	Application Date
ENDOLOGIX INC.	US	Stent graft	US9757262B2	US13943246A	2013-07-16

ENDOLOGIX INC.	US	Catheter system and methods of using same	US9700701B2	US13544426A	2012-07-09

ENDOLOGIX INC.	US	Catheter system and methods of using same	US9687374B2	US15379268A	2016-12-14

ENDOLOGIX INC.	US	Percutaneous method and device to treat dissections	US9579103B2	US12771711A	2010-04-30

ENDOLOGIX INC.	US	Catheter system and methods of using same	US9549835B2	US14462485A	2014-08-18

Grantor	Country	Patent	Publication/ Patent No.	Application Number	Application Date
ENDOLOGIX INC.	US	Method and system for treating aneurysms	US9415195B2	US13441762A	2012-04-06

ENDOLOGIX INC.	US	Devices and methods to treat vascular dissections	US9393100B2	US13988175A	2013-05-17

ENDOLOGIX INC.	US	Method for forming materials in situ within a medical device	US9289536B2	US14201332A	2014-03-07

ENDOLOGIX INC.	US	Apparatus and method of placement of a graft or graft system	US9149381B2	US14172126A	2014-02-04

ENDOLOGIX INC.	US	Stent graft	US8821564B2	US13397952A	2012-02-16

ENDOLOGIX INC.	US	Apparatus and methods for repairing aneurysms	US8814928B2	US12616928A	2009-11-12

Grantor	Country	Patent	Publication/ Patent No.	Application Number	Application Date
ENDOLOGIX INC.	US	Catheter system and methods of using same	US8808350B2	US13408952A	2012-02-29

ENDOLOGIX INC.	US	Graft systems having semi-permeable filling structures and methods for their use	US8801768B2	US13355705A	2012-01-23

ENDOLOGIX INC	US	Bifurcated graft deployment systems and methods	US8764812B2	US13745682A	2013-01-18

ENDOLOGIX INC.	US	Apparatus and method of placement of a graft or graft system	US8672989B2	US13546950A	2012-07-11

ENDOLOGIX INC.	US	Graft deployment system	US8568466B2	US13269332A	2011-10-07

ENDOLOGIX INC.	US	Dual concentric guidewire and methods of bifurcated graft deployment	US8523931B2	US11623022A	2007-01-12

Grantor	Country	Patent	Publication/ Patent No.	Application Number	Application Date
ENDOLOGIX INC.	US	Stent graft	US8491646B2	US12837398A	2010-07-15

ENDOLOGIX INC.	US	Endolumenal vascular prosthesis with neointima inhibiting polymeric sleeve	US8377110B2	US10820455A	2004-04-08

ENDOLOGIX INC.	US	Bifurcated graft deployment systems and methods	US8357192B2	US13046541A	2011-03-11

ENDOLOGIX INC.	US	Bifurcated graft deployment systems and methods	US8236040B2	US12101863A	2008-04-11

ENDOLOGIX INC.	US	Catheter system and methods of using same	US8216295B2	US12496446A	2009-07-01

ENDOLOGIX INC.	US	Apparatus and method of placement of a graft or graft system	US8221494B2	US12390346A	2009-02-20

Grantor	Country	Patent	Publication/ Patent No.	Application Number	Application Date
ENDOLOGIX INC.	US	Methods and systems for endovascular aneurysm treatment	US8182525B2	US12421297A	2009-04-09

ENDOLOGIX INC.	US	Single puncture bifurcation graft deployment system	US8167925B2	US12732095A	2010-03-25

ENDOLOGIX INC.	US	Bifurcation graft deployment catheter	US8147535B2	US11189101A	2005-07-25

ENDOLOGIX INC.	US	Material for creating multi-layered films and methods for making the same	US8133559B2	US13100483A	2011-05-04

ENDOLOGIX INC.	US	Stent graft	US8118856B2	US12844266A	2010-07-27

ENDOLOGIX INC.	US	Graft systems having filling structures supported by scaffolds and methods for their use	US8048145B2	US11413460A	2006-04-28

Grantor	Country	Patent	Publication/ Patent No.	Application Number	Application Date
ENDOLOGIX INC.	US	Graft deployment system	US8034100B2	US10722367A	2003-11-25

ENDOLOGIX INC.	US	Material for creating multi-layered films and methods for making the same	US7951448B2	US12858274A	2010-08-17

ENDOLOGIX INC	US	Self expanding bifurcated endovascular prosthesis	US7892277B2	US11417883A	2006-05-03

ENDOLOGIX INC.	US	Material for creating multi-layered films and methods for making the same	US7790273B2	US11752750A	2007-05-23

ENDOLOGIX INC.	US	Devices for repairing aneurysms	US7682383B2	US10481386A	2004-06-14

ENDOLOGIX INC.	US	System and methods for endovascular aneurysm treatment	US7666220B2	US11482503A	2006-07-07

Grantor	Country	Patent	Publication/ Patent No.	Application Number	Application Date
ENDOLOGIX INC.	US	Methods and systems for endovascular aneurysm treatment	US7530988B2	US11187471A	2005-07-22

ENDOLOGIX INC	US	Self expanding bifurcated endovascular prosthesis	US7520895B2	US10119525A	2002-04-08

ENDOLOGIX INC	US	Bifurcation graft deployment catheter	US6953475B2	US10675060A	2003-09-30

ENDOLOGIX INC.	US	Implantable vascular graft	US6733523B2	US09891620A	2001-06-26

ENDOLOGIX INC	US	Single puncture bifurcation graft deployment system	US6663665B2	US09795993A	2001-02-28

ENDOLOGIX INC.	US	Bifurcation graft deployment catheter	US6660030B2	US09747094A	2000-12-22

Grantor	Country	Patent	Publication/ Patent No.	Application Number	Application Date
ENDOLOGIX INC	US	Endoluminal vascular prosthesis	US6508835B1	US09723979A	2000-11-28

ENDOLOGIX INC.	US	Bifurcation graft deployment catheter	US6500202B1	US09525778A	2000-03-15

ENDOLOGIX INC.	US	Dual wire placement catheter	US6440161B1	US09348356A	1999-07-07

ENDOLOGIX INC.	US	Single puncture bifurcation graft deployment system	US6261316B1	US09266661A	1999-03-11

ENDOLOGIX INC.	US	Articulating bifurcation graft	US6197049B1	US09251363A	1999-02-17

ENDOLOGIX INC.	US	Endoluminal vascular prosthesis	US6187036B1	US09210280A	1998-12-11

Grantor	Country	Patent	Publication/ Patent No.	Application Number	Application Date
ENDOLOGIX INC.	US	Segmented stent for flexible stent delivery system	US6187034B1	US09229856A	1999-01-13

ENDOLOGIX INC.	US	Endoluminal vascular prosthesis	US6077296A	US0934689A	1998-03-04

ENDOLOGIX INC.	US	Stent delivery system featuring a flexible balloon	US6022359A	US09229519A	1999-01-13

ENDOLOGIX INC.	US	Radially expandable stent featuring accordion stops	US5931866A	US09028305A	1998-02-24

ENDOLOGIX INC.	US	DUAL INFLATABLE ARTERIAL PROSTHESIS	US20180021045A1	US15540246A	2017-06-27

ENDOLOGIX INC.	US	CATHETER SYSTEM AND METHODS OF USING SAME	US20170304098A1	US15632064A	2017-06-23

Grantor	Country	Patent	Publication/ Patent No.	Application Number	Application Date
ENDOLOGIX INC.	US	CATHETER SYSTEM AND METHODS OF USING SAME	US20170296791A1	US15639028A	2017-06-30

ENDOLOGIX INC	US	APPARATUS AND METHOD OF PLACEMENT OF A GRAFT OR GRAFT SYSTEM	US20170266025A1	US15610242A	2017-05-31

ENDOLOGIX INC.	US	MODULAR STENT GRAFT SYSTEMS AND METHODS WITH INFLATABLE FILL STRUCTURES	US20170239035A1	US15310198A	2016-11-10

ENDOLOGIX INC.	US	METHODS AND SYSTEMS FOR ANEURYSM TREATMENT USING FILLING STRUCTURES	US20170238937A1	US15438682A	2017-02-21

ENDOLOGIX INC	US	APPARATUS AND METHOD OF PLACEMENT OF A GRAFT OR GRAFT SYSTEM	US20170128246A1	US15414499A	2017-01-24

ENDOLOGIX INC	US	METHOD AND SYSTEM FOR TREATING ANEURYSMS	US20170007263A1	US15205365A	2016-07-08

Grantor	Country	Patent	Publication/ Patent No.	Application Number	Application Date
ENDOLOGIX INC.	US	METHOD FOR FORMING HYDROGELS AND MATERIALS THEREFOR	US20160367731A1	US15256462A	2016-09-02

ENDOLOGIX INC.	US	DEVICES AND METHODS TO TREAT VASCULAR DISSECTIONS	US20160302798A1	US15194159A	2016-06-27

ENDOLOGIX INC.	US	SYSTEMS AND METHODS FOR FORMING MATERIALS IN SITU WITHIN A MEDICAL DEVICE	US20160030051A1	US14776385A	2015-09-14

ENDOLOGIX INC	US	APPARATUS AND METHOD OF PLACEMENT OF A GRAFT OR GRAFT SYSTEM	US20150366688A1	US14840428A	2015-08-31

ENDOLOGIX INC.	US	METHOD AND SYSTEM FOR TREATING ANEURYSMS	US20150250989A1	US14717938A	2015-05-20

ENDOLOGIX INC.	US	FENESTRATED PROSTHESIS	US20150173923A1	US14581675A	2014-12-23

Grantor	Country	Patent	Publication/ Patent No.	Application Number	Application Date
ENDOLOGIX INC.	US	Apparatus and Methods for Repairing Aneurysms	US20150012081A1	US14330812A	2014-07-14

ENDOLOGIX INC.	US	STENT GRAFT	US9907642	US14461308A	2014-08-15

ENDOLOGIX INC	US	ENDOLUMENAL VASCULAR PROSTHESIS WITH NEOINTIMA INHIBITING POLYMERIC SLEEVE	US20130253638A1	US13731908A	2012-12-31

ENDOLOGIX INC.	US	Methods and Systems for Treating Aneurysms	US20120184982A1	US13354094A	2012-01-19

ENDOLOGIX INC.	US	APPARATUS AND METHOD OF PLACEMENT OF A GRAFT OR GRAFT SYSTEM	US20120109279A1	US13287907A	2011-11-02

ENDOLOGIX INC.	US	FILLING STRUCTURE FOR A GRAFT SYSTEM AND METHODS OF USE	US20110276078A1	US12966852A	2010-12-13

Grantor	Country	Patent	Publication/ Patent No.	Application Number	Application Date
ENDOLOGIX INC	US	SELF EXPANDING BIFURCATED ENDOVASCULAR PROSTHESIS	US20110224782A1	US13027077A	2011-02-14

ENDOLOGIX INC.	US	ENDOLUMINAL VASCULAR PROSTHESIS	US20110218617A1	US13039157A	2011-03-02

ENDOLOGIX INC	US	APPARATUS AND METHOD OF PLACEMENT OF A GRAFT OR GRAFT SYSTEM	US20110054587A1	US12769546A	2010-04-28

ENDOLOGIX INC	US	IMPLANTABLE VASCULAR GRAFT	US20100318174A1	US12860280A	2010-08-20

ENDOLOGIX INC	US	IMPLANTABLE VASCULAR GRAFT	US20100318181A1	US12860310A	2010-08-20

ENDOLOGIX INC.	US	UTILIZATION OF MURAL THROMBUS FOR LOCAL DRUG DELIVERY INTO VASCULAR TISSUE	US20100261662A1	US12757900A	2010-04-09

Grantor	Country	Patent	Publication/ Patent No.	Application Number	Application Date
ENDOLOGIX INC	US	GRAFT DEPLOYMENT SYSTEM	US20100179636A1	US12726257A	2010-03-17

ENDOLOGIX INC.	US	STENT GRAFT DELIVERY SYSTEM	US20100036360A1	US12429474A	2009-04-24

ENDOLOGIX INC.	US	DOCKING APPARATUS AND METHODS OF USE	US20090319029A1	US12478208A	2009-06-04

ENDOLOGIX INC.	US	GRAFT ENDOFRAME HAVING AXIALLY VARIABLE CHARACTERISTICS	US20100004728A1	US12371087A	2009-02-13

ENDOLOGIX INC.	US	METHOD AND AGENT FOR IN-SITU STABILIZATION OF VASCULAR TISSUE	US20090155337A1	US12269677A	2008-11-12

ENDOLOGIX INC.	US	STENT	US20090105806A1	US12257149A	2008-10-23

Grantor	Country	Patent	Publication/ Patent No.	Application Number	Application Date
ENDOLOGIX INC.	US	Multi-segmented graft deployment system	US20080071343A1	US11522292A	2006-09-15

ENDOLOGIX INC	US	IMPLANTABLE VASCULAR GRAFT	US20070299497A1	US11764715A	2007-06-18

ENDOLOGIX INC.	US	Methods and systems for aneurysm treatment using filling structures	US20070150041A1	US11444603A	2006-05-31

ENDOLOGIX INC	US	ENDOLUMINAL VASCULAR PROSTHESIS	US20070112412A1	US11623679A	2007-01-16

ENDOLOGIX INC.	US	Method and apparatus for decompressing aneurysms	US20070078506A1	US11580201A	2006-10-12

ENDOLOGIX INC.	US	Method and apparatus for decompressing aneurysms	US20050245891A1	US11104303A	2005-04-12

Grantor	Country	Patent	Publication/ Patent No.	Application Number	Application Date
ENDOLOGIX INC.	US	Vascular stent-graft apparatus	US20040167607A1	US10787404A	2004-02-24

ENDOLOGIX INC.	US	Stent-graft with positioning anchor	US20040116997A1	US10668901A	2003-09-22

ENDOLOGIX INC.	US	Flexible vascular graft	US20010025195A1	US09728582A	2000-12-01

ENDOLOGIX INC	US	MODULAR STENT GRAFT SYSTEMS AND METHODS WITH INFLATABLE FILL STRUCTURES	US20170239035A1	US15310198A	2016-11-10

ENDOLOGIX INC	US	DUAL INFLATABLE ARTERIAL PROSTHESIS	US20180021045A1	US15540246A	2017-06-27

ENDOLOGIX INC	US	ENDOLUMINAL PROSTHESIS SYSTEMS AND METHODS		US15737223	2017-12-15

Grantor	Country	Patent	Publication/ Patent No.	Application Number	Application Date
ENDOLOGIX INC	US	Systems and Methods with Stents and Filling Structure		62/382207	2016-08-31

ENDOLOGIX INC	US	STENTS, GRAFTS, DELIVERY SYSTEMS, AND METHODS		62/481560	2017-04-04

ENDOLOGIX INC	US	ENDOVASCULAR SYSTEMS, DEVICES, AND METHODS ALLOWING FOR BRANCH DEVICE PLACEMENT IN POCKET OF MAIN GRAFT		62/489213	2017-04-24

ENDOLOGIX INC	US	ENDOVASCULAR GRAFT SYSTEMS AND METHODS FOR DEPLOYMENT IN MAIN AND BRANCH ARTERIES		62/529669	2017-07-07

ENDOLOGIX INC	US	STENT GRAFTS AND METHODS OF ENHANCING FLEXIBILITY OF STENT GRAFTS BY THERMAL PLEATING		62/532737	2017-07-14

ENDOLOGIX INC	US	STENT GRAFT		15/911629	2018-03-05

Grantor	Country	Patent	Publication/ Patent No.	Application Number	Application Date
ENDOLOGIX INC	US	INTERNAL ILIAC PRESERVATION DEVICES AND METHODS		15/965649	2018-04-

ENDOLOGIX INC	US	MODULATION OF INFLAMMATORY RESPONSE FOLLOWING ENDOVASCULAR TREATMENT		62/661569	2018-4-23

ENDOLOGIX INC	US	ADVANCED KINK RESISTANT STENT GRAFT		16/005269	2018-6-11

ENDOLOGIX INC	US	LOW PROFILE STENT GRAFT AND DELIVERY SYSTEM		15/985572	2018-5-21

ENDOLOGIX INC	US	SYSTEMS AND METHODS WITH STENT AND FILLING STRUCTURE		15/774511	2017-8-30

ENDOLOGIX INC	US	LONGITUDINALLY EXTENDABLE STENT GRAFT SYSTEMS AND METHODS		15/774548	2018-1-23

Grantor	Country	Patent	Publication/ Patent No.	Application Number	Application Date
ENDOLOGIX INC	US	GRAFT SYSTEMS HAVING FILLING STRUCTURES SUPPORTED BY SCAFFOLDS AND METHODS FOR THEIR USE		16/035497	2018-7-13

ENDOLOGIX INC	US	PRE-FIXATION DEVICE FOR NELLIX AND OTHER EVAS DEVICES		62/678956	2018-5-31

ENDOLOGIX INC	US	SYSTEMS AND METHODS WITH FENESTRATED GRAFT AND FILLING STRUCTURE		16/066595

ENDOLOGIX INC	US	MODULATION OF INFLAMMATORY RESPONSE FOLLOWING ENDOVASCULAR TREATMENT		62/661569	2018-4-23

ENDOLOGIX INC.	US	FENESTRATED PROSTHESIS	US8945202	12/769581	2015-2-3

ENDOLOGIX INC.	US	Fenestrated prosthesis	US8945202	12/769581	4/28/10

Grantor	Country	Patent	Publication/ Patent No.	Application Number	Application Date
ENDOLOGIX, INC.	US	Bifurcated vascular graft deployment device	US6210422	09/505038	2/16/00

ENDOLOGIX, INC.	US	Method of deploying bifurcated vascular graft	US6156063	09/086247	5/28/98

ENDOLOGIX, INC.	US	Bifurcated vascular graft deployment device	US6090128	08/802478	2/20/97

ENDOLOGIX, INC.	US	Endovascular prosthesis with improved sealing means for aneurysmal arterial disease and method of use	US5665117	08/620072	3/21/96

ENDOLOGIX, INC.	US	Locking assembly for coupling guidewire to delivery system		15/317905	12/9/16

Endologix, Inc. and The Cleveland Clinic Foundation	US	Fenestrated prosthesis	US8945202	US12769581	4/28/10

Grantor	Country	Patent	Publication/ Patent No.	Application Number	Application Date
Endologix, Inc.	US	Single puncture bifurcation graft deployment system	US7691135	US10690227	10/21/03

Endologix, Inc.	US	Bifurcated vascular graft and method and apparatus for deploying same	US6951572	US10639255	8/12/03

Endologix, Inc.	US	Radiation delivery balloon catheter	US6699170	US09688396	10/16/00

Endologix, Inc.	US	Dual wire placement catheter	US6689157	US10035729	12/21/01

Endologix, Inc.	US	Method for delivering radiation to an intraluminal site in the body	US6685618	US09944649	8/31/01

Endologix, Inc.	US	Radiation delivery catheters and dosimetry methods	US6491619	US09648563	8/25/00

Grantor	Country	Patent	Publication/ Patent No.	Application Number	Application Date
Endologix, Inc.	US	Endoluminal vascular prosthesis	US6331190	US09483411	1/14/00

Endologix, Inc.	US	Bifurcated vascular graft deployment device	US6210422	US09505038	2/16/00

Endologix, Inc.	US	Method of deploying bifurcated vascular graft	US6156063	US09086247	5/28/98

Endologix, Inc.	US	Bifurcated vascular graft deployment device	US6090128	US08802478	2/20/97

Endologix, Inc.	US	Axially non-contracting flexible radially expandable stent	US6083259	US09192803	11/16/98

Endologix, Inc.	US	Endovascular prosthesis with improved sealing means for aneurysmal arterial disease and method of use	US5665117	US08620072	3/21/96

Grantor	Country	Patent	Publication/ Patent No.	Application Number	Application Date
Endologix, Inc.	US	Apparatus and method of placement of a graft or graft system		US14172126	2/4/14

Endologix, Inc. and The Cleveland Clinic Foundation	US	Apparatus and method of placement of a graft or graft system		US12769506	4/28/10

Endologix, Inc.	US	Stent graft delivery system		US12429474	4/24/09

ENDOLOGIX INC	WO	ENDOLUMINAL PROSTHESIS SYSTEMS AND METHODS	WO2016210363A1	PCT/US2016/039414	2016-06-24

ENDOLOGIX INC	JP	MODULAR STENT GRAFT SYSTEMS AND METHODS WITH INFLATABLE FILL STRUCTURES	JP2017517321A	JP2016569901	2015-05-05

ENDOLOGIX INC	CN	Endoluminal Prosthesis Systems and Methods		201680037099.X	2017-12-22

Grantor	Country	Patent	Publication/ Patent No.	Application Number	Application Date
ENDOLOGIX INC	JP	DUAL INFLATABLE ARTERIAL PROSTHESIS		2017-534803	2017-06-28

ENDOLOGIX INC	US	ENDOLUMINAL DEVICE AND POLYMER		62/575827	2017-10-23

TRIVASCULAR INC	US	Advanced Endovascular Graft	US9788934B2	US14799656A	2015-07-15

ENDOLOGIX INC	WO	DUAL INFLATABLE ARTERIAL PROSTHESIS	WO2016109757A1	PCT/US2015/068204	2015-12-30

ENDOLOGIX INC	WO	SYSTEMS AND METHODS WITH FENESTRATED GRAFT AND FILLING STRUCTURE	WO2017117068A1	PCT/US2016/068575	2016-12-23

ENDOLOGIX INC	WO	SYSTEMS AND METHODS WITH GRAFT BODY, INFLATABLE FILL CHANNEL, AND FILLING STRUCTURE	WO2017197313A1	PCT/US2017/032490	2017-05-12

Grantor	Country	Patent	Publication/ Patent No.	Application Number	Application Date
ENDOLOGIX INC	PCT	SYSTEMS AND METHODS WITH STENT AND FILLING STRUCTURE		PCT/US2017/049482	2017-08-30

ENDOLOGIX INC	PCT	LONGITUDINALLY EXTENDABLE STENT GRAFT SYSTEMS AND METHODS		PCT/US2018/014920	2018-01-23

ENDOLOGIX INC	PCT	STENT GRAFTS AND METHODS OF ENHANCING FLEXIBILITY OF STENT GRAFTS BY THERMAL PLEATING		PCT/US2018/042158	2018-7-13

ENDOLOGIX INC	PCT	ENDOVASCULAR SYSTEMS, DEVICES, AND METHODS ALLOWING FOR BRANCH DEVICE PLACEMENT IN CHANNEL OF MAIN GRAFT		PCT/US2018/028959	2018-4-23

ENDOLOGIX INC	PCT	ENDOVASCULAR GRAFT SYSTEMS AND METHODS FOR DEPLOYMENT IN MAIN AND BRANCH ARTERIES		PCT/US2018/041152	7/6/2018

ENDOLOGIX INC	EP	DUAL CONCENTRIC GUIDEWIRE AND METHODS OF BIFURCATED GRAFT DEPLOYMENT | DOPPELTER KONZENTRISCHER FÜHRUNGSDRAHT UND VERFAHREN ZUM EINSATZ EINES VERZWEIGTEN IMPLANTATS | FIL DE GUIDAGE CONCENTRIQUE	EP2117631B1	EP2008727613A	2008-01-11

Grantor	Country	Patent	Publication/ Patent No.	Application Number	Application Date
MIXTE ET PROCÉDÉS DE DÉPLOIEMENT DE GREFFON À DEUX BRANCHES

ENDOLOGIX INC	EP	DEVICES FOR REPAIRING ANEURYSMS | VORRICHTUNG ZUM AUSBESSERN EINES ANEURYSMAS | DISPOSITIFS DE REPARATION D’ANEVRISMES	EP1397089B1	EP2002730505A	2002-06-17

ENDOLOGIX INC	EP	CATHETER SYSTEM | Kathetersystem | Systèmes de cathéter	EP2520320B1	EP2012178965A	2009-06-30

ENDOLOGIX INC	EP	DEVICES FOR REPAIRING ANEURYSMS | VORRICHTUNG ZUM AUSBESSERN EINES ANEURYSMAS | PROTHÈSE POUR LE TRAITEMENT DES ANÉVRISMES	EP2260795B1	EP201011024A	2002-06-17

ENDOLOGIX INC	EP	SYSTEMS FOR ANEURYSM TREATMENT USING FILLING STRUCTURES | SYSTEME ZUR BEHANDLUNG VON ANEURYSMEN UNTER VERWENDUNG VON FÜLLSTRUKTUREN | SYSTEMES POUR LE TRAITEMENT DE L’ANEVRISME UTILISANT DES STRUCTURES DE REMPLISSAGE	EP1962722B1	EP2006850439A	2006-12-18

Grantor	Country	Patent	Publication/ Patent No.	Application Number	Application Date
ENDOLOGIX INC	EP	GRAFT SYSTEMS HAVING FILLING STRUCTURES SUPPORTED BY SCAFFOLDS | TRANSPLANTATIONSSYSTEM MIT DURCH GERÜSTE UNTERSTÜTZTEN FÜLLSTRUKTUREN | SYSTEMES DE GREFFE PRESENTANT DES STRUCTURES DE REMPLISSAGE SOUTENUES PAR DES ECHAFAUDAGES	EP1874231B1	EP2006751879A	2006-04-28

ENDOLOGIX INC	EP	GRAFT DEPLOYMENT SYSTEM | IMPLANTAT-ABLAGESYSTEM | SYSTEME DE DEPLOIEMENT DE TUBE PROTHETIQUE	EP1572034B1	EP2003790040A	2003-11-25

ENDOLOGIX INC	EP	STENT GRAFT | STENT-IMPLANTAT | GREFFON DE STENT	EP2459127B1	EP2010806904A	2010-07-27

ENDOLOGIX INC	EP	STENT-GRAFT WITH POSITIONING ANCHOR | STENT-GRAFT MIT POSITIONIERUNGSVERANKERUNG | ENDOPROTHESE A ANCRAGE DE POSITIONNEMENT	EP1542616B1	EP2003754880A	2003-09-22

ENDOLOGIX INC	EP	Systems for endovascular aneurysm treatment | Systeme zur endovaskulären Aneurysma-Therapie | Systèmes pour le traitement d’anévrismes endovasculaires	EP2422745B1	EP2011180827A	2005-07-22

Grantor	Country	Patent	Publication/ Patent No.	Application Number	Application Date
ENDOLOGIX INC	EP	Catheter system | Kathetersystem | Système de cathéter	EP2293838B1	EP2009774381A	2009-06-30

ENDOLOGIX INC	EP	Systems for endovascular aneurysm treatment | Systeme zur Behandlung von endovaskulären Aneurysmen | Systèmes pour le traitement d’anévrisme endovasculaire	EP1778131B1	EP2005773726A	2005-07-22

ENDOLOGIX INC	EP	IMPLANTABLE VASCULAR GRAFT | IMPLANTIERBARE GEFÄSSPROTHESE | GREFFE VASCULAIRE IMPLANTABLE	EP1333787B1	EP2001990900A	2001-11-08

ENDOLOGIX INC	EP	Bifurcated vascular graft and method and apparatus for deploying same | Abzweigendes Gefässtransplantat sowie Verfahren und Gerät zu dessen Entfaltung | Implant vasculaire à deux branches, procédé et appareil pour sa mise en place	EP1009325B1	EP1998906274A	1998-02-06

ENDOLOGIX INC	EP	SINGLE PUNCTURE BIFURCATION GRAFT DEPLOYMENT SYSTEM | EINE EINZIGE PUNKTION ERFORDENDES ENTFALTUNGSSYSTEM FÜR EIN GEFÄSSIMPLANTAT MIT VERZWEIGUNG | SYSTEME DE DEPLOIEMENT D’UNE GREFFE AU NIVEAU D’UNE BIFURCATION, A L’AIDE D’UN SEUL ORIFICE	EP1159024B1	EP2000916167A	2000-03-07

Grantor	Country	Patent	Publication/ Patent No.	Application Number	Application Date
ENDOLOGIX INC	EP	SELF EXPANDING BIFURCATED ENDOVASCULAR PROSTHESIS | SELBSTEXPANDIERENDE, SICH VERZWEIGENDE, ENDOVASKULARE PROTHESE | PROTHESE ENDOVASCULAIRE BIFURQUEE A DILATATION AUTOMATIQUE	EP1087729B1	EP1999957012A	1999-05-28

ENDOLOGIX INC	EP	ENDOLUMINAL VASCULAR PROSTHESIS | PROTHESE IM INNEREN EINES GEFÄSSES | PROTHESE VASCULAIRE ENDOLUMINALE	EP1059893B1	EP1998930137A	1998-06-15

ENDOLOGIX INC	EP	ENDOLUMINAL VASCULAR PROSTHESIS | ENDOLUMINALE VASKULÄRE PROTHESE | PROTHESE VASCULAIRE ENDOLUMINALE	EP1146833B1	EP1999973254A	1999-11-10

ENDOLOGIX INC	EP	DUAL INFLATABLE ARTERIAL PROSTHESIS | DOPPELTE AUFBLASBARE ARTERIENPROTHESE | DOUBLE PROTHÈSE ARTÉRIELLE GONFLABLE	EP3240508A1	EP2015876323A	2015-12-30

ENDOLOGIX INC	EP	FORMING HYDROGELS AND MATERIALS THEREFOR | HERSTELLUNG VON HYDROGELEN UND MATERIALIEN DAFÜR | FORMATION D’HYDROGELS ET MATÉRIAUX POUR CEUX-CI	EP3113722A4	EP2015758921A	2015-03-06

ENDOLOGIX INC	EP	MODULAR STENT GRAFT SYSTEMS AND METHODS WITH INFLATABLE FILL STRUCTURES | MODULARE STENTPROTHESENSYSTEME UND VERFAHREN MIT AUFBLASBAREN	EP3148483A4	EP2015800658A	2015-05-05

Grantor	Country	Patent	Publication/ Patent No.	Application Number	Application Date
FÜLLSTRUKTUREN | SYSTÈMES ET PROCÉDÉS DE GREFFE D’ENDOPROTHÈSE MODULAIRE COMPRENANT DES STRUCTURES DE REMPLISSAGE GONFLABLES

ENDOLOGIX INC	EP	LOCKING ASSEMBLY FOR COUPLING GUIDEWIRE TO DELIVERY SYSTEM | VERRIEGELUNGSANORDNUNG ZUR KOPPLUNG EINES FÜHRUNGSDRAHTS AN EIN AUSGABESYSTEM | ENSEMBLE DE VERROUILLAGE POUR ACCOUPLER UN FIL-GUIDE À UN SYSTÈME DE DISTRIBUTION	EP3139860A1	EP2016790254A	2016-06-29

ENDOLOGIX INC	EP	FILLING STRUCTURE FOR A GRAFT SYSTEM AND METHODS OF USE | FÜLLSTRUKTUR FÜR EIN PROTHESENSYSTEM UND VERWENDUNGSVERFAHREN | STRUCTURE DE REMPLISSAGE POUR UN SYSTÈME DE GREFFE ET PROCÉDÉ D’UTILISATION	EP2519191A4	EP2010841580A	2010-12-21

ENDOLOGIX INC	EP	METHOD FOR FORMING MATERIALS IN SITU WITHIN A MEDICAL DEVICE | VERFAHREN ZUR HERSTELLUNG VON MATERIALIEN IN SITU IN EINER MEDIZINISCHEN VORRICHTUNG | MÉTHODE DE FORMATION DE MATÉRIAUX IN SITU DANS UN DISPOSITIF MÉDICAL	EP2968692A1	EP2014712991A	2014-03-07

Grantor	Country	Patent	Publication/ Patent No.	Application Number	Application Date
ENDOLOGIX INC	EP	DOCKING APPARATUS AND METHODS OF USE | ANDOCKVORRICHTUNG UND VERWENDUNGSVERFAHREN | APPAREIL DE FIXATION ET PROCÉDÉS D’UTILISATION	EP2299933A4	EP2009770704A	2009-06-04

ENDOLOGIX INC	EP	SEALING APPARATUS AND METHODS OF USE | VERSCHLUSSGERÄT UND ANWENDUNGSVERFAHREN | DISPOSITIF DE FERMETURE ET PROCÉDÉS D’UTILISATION ASSOCIÉS	EP2299931A4	EP2009759453A	2009-06-04

ENDOLOGIX INC	EP	BIFURCATED GRAFT DEPLOYMENT SYSTEMS AND METHODS | SYSTEME UND VERFAHREN ZUR FREISETZUNG EINER BIFURKATIONSPROTHESE | SYSTÈMES DE DÉPLOIEMENT DE GREFFON À PLUSIEURS BRANCHES, ET PROCÉDÉS	EP2268227A4	EP2009730087A	2009-04-10

ENDOLOGIX INC	EP	METHOD AND SYSTEM FOR ENDOVASCULAR ANEURYSM TREATMENT | VERFAHREN UND SYSTEM ZUR ENDOVASKULÄREN BEHANDLUNG VON ANEURYSMEN | PROCÉDÉ ET SYSTÈME POUR TRAITEMENT D’ANÉVRISME ENDOVASCULAIRE	EP2693980A1	EP2012716880A	2012-04-06

ENDOLOGIX INC	EP	STENT GRAFT DELIVERY SYSTEM | STENTGRAFT-ABLAGESYSTEM | SYSTÈME DE MISE EN PLACE D ENDOPROTHÈSE VASCULAIRE	EP2278939A4	EP2009733719A	2009-04-24

Grantor	Country	Patent	Publication/ Patent No.	Application Number	Application Date
ENDOLOGIX INC	EP	CATHETER SYSTEM AND METHODS OF USING SAME | KATHETERSYSTEM UND VERFAHREN ZU SEINER VERWENDUNG | SYSTÈME DE CATHÉTER ET SES PROCÉDÉS D’UTILISATION	EP2680915A1	EP2012709432A	2012-02-29

ENDOLOGIX INC	EP	APPARATUS AND METHOD OF PLACEMENT OF A GRAFT OR GRAFT SYSTEM | VORRICHTUNG UND VERFAHREN ZUR POSITIONIERUNG EINER GEFÄSSPROTHESE BZW. EINES GEFÄSSPROTHESENSYSTEMS | APPAREIL ET PROCÉDÉ DE DISPOSITION DE GREFFE OU DE SYSTÈME DE GREFFE	EP2635241A2	EP2011781956A	2011-11-02

ENDOLOGIX INC	EP	APPARATUS AND METHOD OF PLACEMENT OF A GRAFT OR GRAFT SYSTEM | VORRICHTUNG UND VERFAHREN ZUR POSITIONIERUNG EINER GEFÄSSPROTHESE BZW. EINES GEFÄSSPROTHESENSYSTEMS | APPAREIL ET PROCÉDÉ DE PLACEMENT D’UNE GREFFE OU D’UN SYSTÈME DE GREFFE	EP2429452A1	EP2010717383A	2010-04-28

ENDOLOGIX INC	WO	SYSTEMS AND METHODS WITH GRAFT BODY, INFLATABLE FILL CHANNEL, AND FILLING STRUCTURE | SYSTÈMES ET PROCÉDÉS À CORPS DE GREFFE, CANAL DE REMPLISSAGE GONFLABLE ET STRUCTURE DE REMPLISSAGE	WO2017197313A1	PCT/US2017/32490A	2017-05-12

Grantor	Country	Patent	Publication/ Patent No.	Application Number	Application Date
ENDOLOGIX INC	WO	SYSTEMS AND METHODS WITH FENESTRATED GRAFT AND FILLING STRUCTURE | SYSTÈMES ET PROCÉDÉS AVEC GREFFON FENESTRÉ ET STRUCTURE DE REMPLISSAGE	WO2017117068A1	PCT/US2016/68575A	2016-12-23

ENDOLOGIX INC	WO	LOCKING ASSEMBLY FOR COUPLING GUIDEWIRE TO DELIVERY SYSTEM | ENSEMBLE DE VERROUILLAGE POUR ACCOUPLER UN FIL-GUIDE À UN SYSTÈME DE DISTRIBUTION	WO2017004265A1	PCT/US2016/40197A	2016-06-29

ENDOLOGIX INC	WO	ENDOLUMINAL PROSTHESIS SYSTEMS AND METHODS | SYSTÈMES ET PROCÉDÉS DE PROTHÈSE ENDOLUMINALE	WO2016210363A1	PCT/US2016/39414A	2016-06-24

ENDOLOGIX INC	WO	DUAL INFLATABLE ARTERIAL PROSTHESIS | DOUBLE PROTHÈSE ARTÉRIELLE GONFLABLE	WO2016109757A1	PCT/US2015/68204A	2015-12-30

ENDOLOGIX INC	WO	MODULAR STENT GRAFT SYSTEMS AND METHODS WITH INFLATABLE FILL STRUCTURES | SYSTÈMES ET PROCÉDÉS DE GREFFE D’ENDOPROTHÈSE MODULAIRE COMPRENANT DES STRUCTURES DE REMPLISSAGE GONFLABLES	WO2015183489A1	PCT/US2015/29292A	2015-05-05

ENDOLOGIX INC	WO	FORMING HYDROGELS AND MATERIALS THEREFOR | FORMATION D’HYDROGELS ET MATÉRIAUX POUR CEUX-CI	WO2015134906A1	PCT/US2015/19251A	2015-03-06

Grantor	Country	Patent	Publication/ Patent No.	Application Number	Application Date
ENDOLOGIX INC	WO	METHOD FOR FORMING MATERIALS IN SITU WITHIN A MEDICAL DEVICE | MÉTHODE DE FORMATION DE MATÉRIAUX IN SITU DANS UN DISPOSITIF MÉDICAL	WO2014159093A1	PCT/US2014/21928A	2014-03-07

ENDOLOGIX INC	WO	METHOD AND SYSTEM FOR ENDOVASCULAR ANEURYSM TREATMENT | PROCÉDÉ ET SYSTÈME POUR TRAITEMENT D’ANÉVRISME ENDOVASCULAIRE	WO2012139054A1	PCT/US2012/32612A	2012-04-06

ENDOLOGIX INC	WO	APPARATUS AND METHOD OF PLACEMENT OF A GRAFT OR GRAFT SYSTEM | APPAREIL ET PROCÉDÉ DE DISPOSITION DE GREFFE OU DE SYSTÈME DE GREFFE	WO2012061526A3	PCT/US2011/59012A	2011-11-02

ENDOLOGIX INC	WO	CATHETER SYSTEM AND METHODS OF USING SAME | SYSTÈME DE CATHÉTER ET SES PROCÉDÉS D’UTILISATION	WO2012118901A1	PCT/US2012/27151A	2012-02-29

ENDOLOGIX INC	WO	METHODS AND SYSTEMS FOR TREATING ANEURYSMS | PROCÉDÉS ET SYSTÈMES DE TRAITEMENT D’ANÉVRISMES	WO2012100059A1	PCT/US2012/21878A	2012-01-19

ENDOLOGIX INC	WO	DEVICES AND METHODS TO TREAT VASCULAR DISSECTIONS | DISPOSITIFS ET PROCÉDÉS DE TRAITEMENT DE DISSECTIONS VASCULAIRES	WO2012068298A1	PCT/US2011/61061A	2011-11-16

Grantor	Country	Patent	Publication/ Patent No.	Application Number	Application Date
ENDOLOGIX INC	WO	STENT GRAFT | ENDOPROTHÈSE COUVERTE	WO2011017123A3	PCT/US2010/43432A	2010-07-27

ENDOLOGIX INC	WO	STENT GRAFT | ENDOPROTHÈSE COUVERTE	WO2011008989A3	PCT/US2010/42181A	2010-07-15

ENDOLOGIX INC	WO	PERCUTANEOUS METHOD AND DEVICE TO TREAT DISSECTIONS | PROCÉDÉ ET DISPOSITIF PERCUTANÉS POUR TRAITER DES DISSECTIONS	WO2010127305A3	PCT/US2010/33274A	2010-04-30

ENDOLOGIX INC	WO	APPARATUS AND METHOD OF PLACEMENT OF A GRAFT OR GRAFT SYSTEM | APPAREIL ET PROCÉDÉ DE PLACEMENT D’UNE GREFFE OU D’UN SYSTÈME DE GREFFE	WO2010127040A1	PCT/US2010/32843A	2010-04-28

ENDOLOGIX INC	WO	BIFURCATED GRAFT DEPLOYMENT SYSTEMS AND METHODS | SYSTÈMES DE DÉPLOIEMENT DE GREFFON À PLUSIEURS BRANCHES, ET PROCÉDÉS	WO2009126906A8	PCT/US2009/40239A	2009-04-10

ENDOLOGIX INC	WO	CATHETER SYSTEM | SYSTÈME DE CATHÉTER	WO2010002931A1	PCT/US2009/49316A	2009-06-30

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ENDOLOGIX INC	WO

DESIGN AND METHOD OF

PLACEMENT OF A GRAFT OR GRAFT SYSTEM | CONCEPTION ET PROCÉDÉ DE MISE EN PLACE D’UN GREFFON OU D’UN SYSTÈME DE GREFFONS | CONCEPTION ET PROCÉDÉ DE MISE EN PLACE D’UN GREFFON OU D’UN SYSTÈME DE GREFFONS

			WO2009105699A1	PCT/US2009/34755A	2009-02-20

ENDOLOGIX INC	WO	METHOD AND AGENT FOR IN-SITU STABILIZATION OF VASCULAR TISSUE | PROCÉDÉ ET AGENT DE STABILISATION IN SITU DU TISSU VASCULAIRE	WO2009064806A1	PCT/US2008/83267A	2008-11-12

ENDOLOGIX INC	WO	STENT | ENDOPROTHÈSE VASCULAIRE	WO2009055615A1	PCT/US2008/81022A	2008-10-23

ENDOLOGIX INC	DE	EINE EINZIGE PUNKTION ERFORDENDES ENTFALTUNGSSYSTEM FÜR EIN GEFÄSSIMPLANTAT MIT VERZWEIGUNG	DE60031381T2	DE60031381A	2000-03-07

ENDOLOGIX INC	DE	SELBSTEXPANDIERENDE, SICH VERZWEIGENDE, ENDOVASKULARE PROTHESE	DE69933560T2	DE69933560A	1999-05-28

ENDOLOGIX INC	DE	ENDOLUMINALE VASKULÄRE PROTHESE	DE69927055T2	DE69927055A	1999-11-10

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ENDOLOGIX INC	AU	Bifurcated vascular graft and method and apparatus for deploying same | Bifurcated vascular graft deployment device	AU725117B2	AU199861540A	1998-02-06

ENDOLOGIX INC	AU	Implantable vascular graft	AU200230661A	AU200230661A	2001-11-08

ENDOLOGIX INC	EP	DEVICES FOR REPAIRING ANEURYSMS	EP1397089	EP02730505.1	2017-04-19

ENDOLOGIX INC	EP	DEVICES FOR REPAIRING ANEURYSMS	EP1397089	EP02730505.1	2017-04-19

ENDOLOGIX INC	EP	DEVICES FOR REPAIRING ANEURYSMS	EP1397089	EP02730505.1	2017-04-19

ENDOLOGIX INC	EP	DEVICES FOR REPAIRING ANEURYSMS	EP2260795	EP10011024.6	2016-05-25

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ENDOLOGIX INC	EP	DEVICES FOR REPAIRING ANEURYSMS	EP2260795	EP10011024.6	2016-05-25

ENDOLOGIX INC	EP	DEVICES FOR REPAIRING ANEURYSMS	EP2260795	EP10011024.6	2016-05-25

ENDOLOGIX INC	EP	DEVICES FOR REPAIRING ANEURYSMS	EP2260795	EP10011024.6	2016-05-25

ENDOLOGIX INC	EP	DEVICES FOR REPAIRING ANEURYSMS	EP2260795	EP10011024.6	2016-05-25

ENDOLOGIX INC	EP	ADVANCED KINK-RESISTANT STENT GRAFT	EP2833827	13714471.3	2018-01-31

ENDOLOGIX INC	EP	ADVANCED KINK-RESISTANT STENT GRAFT	EP2833827	13714471.3	2018-01-31

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ENDOLOGIX INC	EP	LOW PROFILE STENT GRAFT AND DELIVERY SYSTEM		EP13717893.5	2014-11-06

ENDOLOGIX INC	EP	MODULAR STENT GRAFT SYSTEMS AND METHODS WITH INFLATABLE FILL STRUCTURES		EP15800658.5	2016-11-21

ENDOLOGIX INC	EP	ANEURYSM SAC ACCESS CONDUIT		15852460.3	2017-04-12

ENDOLOGIX INC	EP	DUAL INFLATABLE ARTERIAL PROSTHESIS		15876323.5	2017-07-13

ENDOLOGIX INC	EP	Endoluminal Prosthesis Systems and Methods		16815450.8	2017-12-19

ENDOLOGIX INC	CN	MODULAR STENT GRAFT SYSTEMS AND METHODS WITH INFLATABLE FILL STRUCTURES		2015800393484	2017-01-19

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ENDOLOGIX INC	CN	DUAL INFLATABLE ARTERIAL PROSTHESIS		2015800763903	2017-08-17

ENDOLOGIX INC	JP	MODULAR STENT GRAFT SYSTEMS AND METHODS WITH INFLATABLE FILL STRUCTURES		2016-569901	2016-11-28

ENDOLOGIX INC	CN	Endoluminal Prosthesis Systems and Methods		201680037099.X	2017-12-22

ENDOLOGIX INC	JP	DUAL INFLATABLE ARTERIAL PROSTHESIS		2017-534803	2017-06-28

ENDOLOGIX INC	JP	Endoluminal Prosthesis Systems and Methods		PCT/US2016/039414	2017-12-22

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NELLIX INC.	US	Stent-graft with positioning anchor	US9814612B2	US14697433A	2015-10-21

NELLIX INC.	US	System and methods for endovascular aneurysm treatment	US9737425B2	US14537749A	2014-11-10

NELLIX INC.	US	Stent graft delivery system	US9730700B2	US14586110A	2015-04-23

NELLIX INC.	US	Methods for deploying a positioning anchor with a stent-graft	US9113999B2	US11876458A	2007-10-22

NELLIX INC.	US	Sealing apparatus and methods of use	US8945199B2	US12478225A	2009-06-04

NELLIX INC.	US	Stent graft delivery system	US8926682B2	US13243941A	2011-09-23

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NELLIX INC.	US	System and methods for endovascular aneurysm treatment	US8906084B2	US12684074A	2010-01-07

NELLIX INC.	US	Graft systems having filling structures supported by scaffolds and methods for their use	US8870941B2	US13285897A	2011-10-31

NELLIX INC.	US	STENT GRAFT DELIVERY SYSTEM	US20180028192A1	US15676869A	2017-08-14

NELLIX INC.	US	SEALING APPRATUS AND METHODS OF USE	US20150148892A1	US14612048A	2015-02-02

NELLIX INC.	US	GRAFT SYSTEMS HAVING FILLING STRUCTURES SUPPORTED BY SCAFFOLDS AND METHODS FOR THEIR USE	US10022249	US14525019A	2014-10-27

NELLIX, INC.	US	System and methods of Endovascular Aneurysm Treatment		14/682414	8/21/17

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Nellix, Inc.	US	Vascular stent-graft apparatus and forming method	US6695833	US09671550	9/27/00

ENDOLOGIX INC	EP	Systems for endovascular aneurysm treatment | Systeme zur Behandlung von endovaskulären Aneurysmen | Systèmes pour le traitement d’anévrisme endovasculaire	EP1778131B1	EP2005773726A	2005-07-22

NELLIX INC.	EP	Method for forming a vascular stent-graft | Verfahren zur Herstellung eines vaskulären Stent-Grafts | Procédé de formation d’un stent-greffe vasculaire.	EP1355587B1	EP2001973590A	2001-09-26

NELLIX INC	EP	METHODS AND SYSTEMS FOR ANEURYSM TREATMENT USING FILLING STRUCTURES | VERFAHREN UND SYSTEME ZUR BEHANDLUNG VON ANEURYSMEN UNTER VERWENDUNG VON FÜLLSTRUKTUREN | PROCEDES ET SYSTEMES POUR LE TRAITEMENT DE L’ANEVRISME UTILISANT DES STRUCTURES DE REMPLISSAGE	EP1962722A4	EP2006850439A	2006-12-18

ENDOLOGIX INC	EP	Systems for endovascular aneurysm treatment | Systeme zur endovaskulären Aneurysma-Therapie | Systèmes pour le traitement d’anévrismes endovasculaires	EP2422745A1	EP2011180827A	2005-07-22

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ENDOLOGIX INC	EP	DOCKING APPARATUS AND METHODS OF USE | ANDOCKVORRICHTUNG UND VERWENDUNGSVERFAHREN | APPAREIL DE FIXATION ET PROCÉDÉS D’UTILISATION	EP2299933A1	EP2009770704A	2009-06-04

ENDOLOGIX INC	EP	SEALING APPARATUS AND METHODS OF USE | VERSCHLUSSGERÄT UND ANWENDUNGSVERFAHREN | DISPOSITIF DE FERMETURE ET PROCÉDÉS D’UTILISATION ASSOCIÉS	EP2299931A1	EP2009759453A	2009-06-04

ENDOLOGIX INC	EP	STENT GRAFT DELIVERY SYSTEM | STENTGRAFT-ABLAGESYSTEM | SYSTÈME DE MISE EN PLACE D ENDOPROTHÈSE VASCULAIRE	EP2278939A1	EP2009733719A	2009-04-24

ENDOLOGIX INC	EP	GRAFT SYSTEMS HAVING FILLING STRUCTURES SUPPORTED BY SCAFFOLDS | TRANSPLANTATIONSSYSTEM MIT DURCH GERÜSTE UNTERSTÜTZTEN FÜLLSTRUKTUREN | SYSTEMES DE GREFFE PRESENTANT DES STRUCTURES DE REMPLISSAGE SOUTENUES PAR DES ECHAFAUDAGES	EP1874231A2	EP2006751879A	2006-04-28

ENDOLOGIX INC	EP	STENT-GRAFT WITH POSITIONING ANCHOR | STENT-GRAFT MIT POSITIONIERUNGSVERANKERUNG | ENDOPROTHESE A ANCRAGE DE POSITIONNEMENT	EP1542616A2	EP2003754880A	2003-09-22

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NELLIX INC.	WO	FILLING STRUCTURE FOR A GRAFT SYSTEM AND METHODS OF USE | STRUCTURE DE REMPLISSAGE POUR UN SYSTÈME DE GREFFE ET PROCÉDÉ D’UTILISATION	WO2011082040A1	PCT/US2010/061621	2010-12-21

NELLIX INC.	WO	DOCKING APPARATUS AND METHODS OF USE | APPAREIL DE FIXATION ET PROCÉDÉS D’UTILISATION	WO2009158170A1	PCT/US2009/046308	2009-06-04

NELLIX INC.	WO	SEALING APPARATUS AND METHODS OF USE | DISPOSITIF DE FERMETURE ET PROCÉDÉS D’UTILISATION ASSOCIÉS | DISPOSITIF DE FERMETURE ET PROCÉDÉS D’UTILISATION ASSOCIÉS	WO2009149294A1	PCT/US2009/046310	2009-06-04

NELLIX INC.	WO	STENT GRAFT DELIVERY SYSTEM | SYSTÈME DE MISE EN PLACE D’ENDOPROTHÈSE VASCULAIRE | SYSTÈME DE MISE EN PLACE D’ENDOPROTHÈSE VASCULAIRE	WO2009132309A1	PCT/US2009/041718	2009-04-24

NELLIX INC.	WO	GRAFT ENDOFRAME HAVING AXIALLY VARIABLE CHARACTERISTICS | ENDOCADRE DE GREFFE AYANT DES CARACTÉRISTIQUES VARIABLES AXIALEMENT	WO2009103011A1	PCT/US2009/034136	2009-02-13

TRIVASCULAR INC.	US	Endovascular graft	US9867727B2	US14320773A	2014-07-01

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TRIVASCULAR INC.	US	Advanced endovascular graft	US9788934B2	US14799656A	2015-07-15

TRIVASCULAR INC.	US	Endovascular graft for aneurysms involving major branch vessels	US9724186B2	US14050835A	2013-10-10

TRIVASCULAR INC.	US	System and method of pivoted stent deployment	US9713523B2	US14452343A	2014-08-05

TRIVASCULAR INC.	US	Systems and methods for guidewire crossover for bifurcated prostheses	US9655754B2	US14323059A	2014-07-03

TRIVASCULAR INC.	US	Bifurcated endovascular prosthesis having tethered contralateral leg	US9585774B2	US14823076A	2015-08-11

TRIVASCULAR INC.	US	PTFE layers and methods of manufacturing	US9549829B2	US14458349A	2014-08-13

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TRIVASCULAR INC.	US	Delivery catheter for endovascular device	US9498363B2	US13835491A	2013-03-15

TRIVASCULAR INC	US	Low profile stent and delivery system	US9463101B2	US14923477A	2015-10-27

TRIVASCULAR INC.	US	PTFE layers and methods of manufacturing	US9446553B2	US14230318A	2014-03-31

TRIVASCULAR INC.	US	Endovascular graft joint and method for manufacture	US9351858B2	US14704013A	2015-05-05

TRIVASCULAR INC.	US	Non-degradable, low swelling, water soluble radiopaque hydrogel polymer	US9308301B2	US13089960A	2011-04-19

TRIVASCULAR INC.	US	Endovascular delivery system with an improved radiopaque marker scheme	US9233015B2	US13803050A	2013-03-14

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TRIVASCULAR INC.	US	Low profile stent graft and delivery system	US9192462B2	US13803037A	2013-03-14

TRIVASCULAR INC.	US	Fenestrated inflatable graft	US9144486B2	US13652471A	2012-10-15

TRIVASCULAR INC.	US	Bifurcated endovascular prosthesis having tethered contralateral leg	US9132025B2	US13803067A	2013-03-14

TRIVASCULAR INC.	US	Endovascular delivery system with flexible and torqueable hypotube	US9066828B2	US13803062A	2013-03-14

TRIVASCULAR INC.	US	Endovascular graft joint and method for manufacture	US9050754B2	US12729182A	2010-03-22

TRIVASCULAR INC.	US	Durable stent graft with tapered struts and stable delivery methods and devices	US8992595B2	US13799207A	2013-03-13

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TRIVASCULAR INC.	US	In vitro testing of endovascular device	US8978448B2	US13649066A	2012-10-10

TRIVASCULAR INC.	US	Advanced endovascular graft delivery system and method of treatment	US8900288B2	US12566104A	2009-09-24

TRIVASCULAR INC.	US	Method of delivering advanced endovascular graft and system	US8864814B2	US13246651A	2011-09-27

TRIVASCULAR INC.	US	PTFE layers and methods of manufacturing	US8840824B2	US12910281A	2010-10-22

TRIVASCULAR INC.	US	Endovascular graft	US8801769B2	US13737351A	2013-01-09

TRIVASCULAR INC.	US	Apparatus for manufacturing an endovascular graft section	US8783316B2	US12697504A	2010-02-01

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TRIVASCULAR INC.	US	PTFE layers and methods of manufacturing	US8728372B2	US12915636A	2010-10-29

TRIVASCULAR INC.	US	Advanced endovascular graft	US8709065B2	US12491336A	2009-06-25

TRIVASCULAR INC.	US	Virtual prototyping and testing for medical device development	US8666714B2	US13523765A	2012-06-14

TRIVASCULAR INC.	US	Asymmetric stent apparatus and method	US8663309B2	US11861828A	2007-09-26

TRIVASCULAR INC.	US	Endovascular graft	US8361136B2	US12566793A	2009-09-25

TRIVASCULAR INC.	US	Endovascular graft joint and method for manufacture	US8348989B2	US11429735A	2006-05-08

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TRIVASCULAR INC.	US	Delivery system and method for bifurcated graft	US8328861B2	US11941434A	2007-11-16

TRIVASCULAR INC.	US	Endovascular graft and method of delivery	US8241346B2	US13246643A	2011-09-27

TRIVASCULAR INC.	US	Inflatable porous implants and methods for drug delivery	US8267989B2	US12860364A	2010-08-20

TRIVASCULAR INC.	US	Inflatable intraluminal graft	US8226708B1	US10168053A	2002-06-14

TRIVASCULAR INC.	US	Stent and delivery system for deployment thereof	US8226701B2	US11861756A	2007-09-26

TRIVASCULAR INC.	US	Virtual prototyping and testing for medical device development	US8224632B2	US12904994A	2010-10-14

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TRIVASCULAR INC.	US	Dual chamber cuff structure	US8216297B2	US11504434A	2006-08-14

TRIVASCULAR INC.	US	Barbed radially expandable stent	US8167927B2	US13245661A	2011-09-26

TRIVASCULAR INC.	US	Securement assembly and method for expandable endovascular device	US8083789B2	US11941450A	2007-11-16

TRIVASCULAR INC.	US	System and method of pivoted stent deployment	US8066755B2	US11861716A	2007-09-26

TRIVASCULAR INC.	US	Constant force material delivery system and method	US7971751B2	US12724068A	2010-03-15

TRIVASCULAR INC.	US	Passive hemostatic sheath valve	US7901379B2	US11298285A	2005-12-09

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TRIVASCULAR INC.	US	Virtual prototyping and testing for medical device development	US7840393B1	US09679725A	2000-10-04

TRIVASCULAR INC.	US	Inflatable porous implants and methods for drug delivery	US7803178B2	US10769532A	2004-01-30

TRIVASCULAR INC.	US	Advanced endovascular graft	US7766954B2	US11333595A	2006-01-17

TRIVASCULAR INC.	US	Constant force material delivery system and method	US7708163B2	US11360077A	2006-02-23

TRIVASCULAR INC.	US	Endovascular graft joint and method for manufacture	US7682475B2	US11870748A	2007-10-11

TRIVASCULAR INC.	US	Method for manufacturing an endovascular graft section	US7678217B2	US11522490A	2006-09-15

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TRIVASCULAR INC.	US	Inflatable implant	US7632291B2	US10461853A	2003-06-13

TRIVASCULAR INC.	US	Endovascular graft	US7615071B2	US11390732A	2006-03-28

TRIVASCULAR INC.	US	Delivery system and method for expandable intracorporeal device	US7338518B2	US11201028A	2005-08-10

TRIVASCULAR INC.	US	Passive hemostatic sheath valve	US7241276B2	US10636871A	2003-08-06

TRIVASCULAR INC.	US	Advanced endovascular graft	US7147660B2	US10327711A	2002-12-20

TRIVASCULAR INC.	US	Kink resistant endovascular graft	US7150758B2	US10384103A	2003-03-06

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TRIVASCULAR INC.	US	Radially expandable stent	US7147661B2	US10029559A	2001-12-20

TRIVASCULAR INC.	US	Method and apparatus for shape forming endovascular graft material	US7147455B2	US10868292A	2004-06-14

TRIVASCULAR INC.	US	Method for manufacturing an endovascular graft section	US7125464B2	US10029557A	2001-12-20

TRIVASCULAR INC.	US	Endovascular graft	US7081129B2	US10132754A	2002-04-24

TRIVASCULAR INC.	US	Endovascular graft joint and method for manufacture	US7090693B1	US10029584A	2001-12-20

TRIVASCULAR INC.	US	Delivery system and method for expandable intracorporeal device	US7066951B2	US10419312A	2003-04-17

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TRIVASCULAR INC.	US	Method and apparatus for shape forming endovascular graft material	US6776604B1	US10029570A	2001-12-20

TRIVASCULAR INC.	US	Delivery system and method for bifurcated endovascular graft	US6761733B2	US09917371A	2001-07-27

TRIVASCULAR INC.	US	Delivery system and method for endovascular graft	US6733521B2	US09834278A	2001-04-11

TRIVASCULAR INC.	US	Delivery system and method for expandable intracorporeal device	US6602280B2	US09774733A	2001-01-31

TRIVASCULAR INC.	US	Endovascular graft	US6395019B2	US09133978A	1998-08-14

TRIVASCULAR INC	US	ENDOVASCULAR GRAFT	US20170348125A1	US15686214A	2017-08-25

Grantor	Country	Patent	Publication/ Patent No.	Application Number	Application Date
TRIVASCULAR INC	US	ADVANCED ENDOVASCULAR GRAFT	US20170348087A1	US15686218A	2017-08-25

TRIVASCULAR INC	US	ENDOVASCUALR GRAFT FOR ANEURYSMS INVOLVING MAJOR BRANCH VESSELS	US20170296327A1	US15638559A	2017-06-30

TRIVASCULAR INC	US	SYSTEMS AND METHODS FOR GUIDEWIRE CROSSOVER FOR BIFURCATED PROSTHESES	US20170216064A1	US15491074A	2017-04-19

TRIVASCULAR INC	US	Low Profile Stent Graft and Delivery System	US9987123	US15263469A	2016-09-13

TRIVASCULAR INC	US	BIFURCATED ENDOVASCULAR PROSTHESIS HAVING TETHERED CONTRALATERAL LEG	US20170035549A1	US15299542A	2016-10-21

TRIVASCULAR INC.	US	DELIVERY CATHETER FOR ENDOVASCULAR DEVICE	US20170035590A1	US15298166A	2016-10-19

Grantor	Country	Patent	Publication/ Patent No.	Application Number	Application Date
TRIVASCULAR INC	US	PTFE LAYERS AND METHODS OF MANUFACTURING	US20160367354A1	US15251011A	2016-08-30

TRIVASCULAR INC	US	ENDOVASCULAR DELIVERY SYSTEM WITH AN IMPROVED RADIOPAQUE MARKER SCHEME	US10034787	US14970621A	2015-12-16

TRIVASCULAR INC	US	NON-DEGRADABLE, LOW SWELLING, WATER SOLUBLE RADIOPAQUE HYDROGEL POLYMER	US20160193392A1	US15068415A	2016-03-11

TRIVASCULAR INC.	US	INTERNAL ILIAC PRESERVATION DEVICES AND METHODS	US9956101	US14958085A	2015-12-03

TRIVASCULAR INC.	US	STENT GRAFT DELIVERY SYSTEM WITH ACCESS CONDUIT	US20160113796A1	US14920828A	2015-10-22

TRIVASCULAR INC.	US	ENDOVASCULAR DELIVERY SYSTEM WITH FLEXIBLE AND TORQUEABLE HYPOTUBE	US20150265446A1	US14717080A	2015-05-20

Grantor	Country	Patent	Publication/ Patent No.	Application Number	Application Date
TRIVASCULAR INC.	US	INFLATABLE OCCLUSION WIRE- BALLOON FOR AORTIC APPLICATIONS	US20150250481A1	US14643217A	2015-03-10

TRIVASCULAR INC.	US	ADVANCED ENDOVASCULAR GRAFT AND DELIVERY SYSTEM	US20150164667A1	US14631818A	2015-02-25

TRIVASCULAR INC.	US	DURABLE STENT GRAFT WITH TAPERED STRUTS AND STABLE DELIVERY METHODS AND DEVICES	US20150157479A1	US14615337A	2015-02-05

TRIVASCULAR INC.	US	TANDEM MODULAR ENDOGRAFT	US20150088244A1	US14492674A	2014-09-22

TRIVASCULAR INC.	US	ENDOLEAK ISOLATION SLEEVES AND METHODS OF USE	US20150073523A1	US14481834A	2014-09-09

TRIVASCULAR INC.	US	GATE WIRE FOR CONTRALATERAL LEG ACCESS	US20140194970A1	US14151373A	2014-01-09

Grantor	Country	Patent	Publication/ Patent No.	Application Number	Application Date
TRIVASCULAR INC.	US	SAC LINER FOR ANEURYSM REPAIR	US20140194973A1	US14151195A	2014-01-09

TRIVASCULAR INC.	US	ASYMMETRIC STENT APPARATUS AND METHOD	US20140135899A1	US14157350A	2014-01-16

TRIVASCULAR INC.	US	LOW PROFILE STENT GRAFT AND DELIVERY SYSTEM	US20130268056A1	US13803033A	2013-03-14

TRIVASCULAR INC.	US	ADVANCED KINK RESISTANT STENT GRAFT	US9993328	US13803046A	2013-03-14

TRIVASCULAR INC.	US	VASCULAR GRAFT HAVING LIMITED END STRUCTURE	US20130096665A1	US13650705A	2012-10-12

TRIVASCULAR INC.	US	INFLATABLE INTRALUMINAL GRAFT	US20120265290A1	US13532887A	2012-06-26

Grantor	Country	Patent	Publication/ Patent No.	Application Number	Application Date
TRIVASCULAR INC.	US	ADVANCED ENDOVASCULAR GRAFT AND DELIVERY SYSTEM	US20120191174A1	US13297219A	2011-11-15

TRIVASCULAR INC.	US	SYSTEM AND METHOD OF PIVOTED STENT DEPLOYMENT	US20120083870A1	US13277117A	2011-10-19

TRIVASCULAR INC.	US	BARBED RADIALLY EXPANDABLE STENT WITH SLOTTED STRUTS	US20120016457A1	US13245652A	2011-09-26

TRIVASCULAR INC.	US	FILL TUBE MANIFOLD AND DELIVERY METHODS FOR ENDOVASCULAR GRAFT	US20110218609A1	US13024255A	2011-02-09

TRIVASCULAR INC.	US	HINGED ENDOVASCULAR DEVICE	US20100331958A1	US12747499A	2010-09-07

TRIVASCULAR INC.	US	Inflatable Implant	US20100076481A1	US12628623A	2009-12-01

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TRIVASCULAR INC.	US	METHOD OF DELIVERING ADVANCED ENDOVASCULAR GRAFT	US20100016943A1	US12566808A	2009-09-25

TRIVASCULAR INC.	US	MODULAR VASCULAR GRAFT FOR LOW PROFILE PERCUTANEOUS DELIVERY	US20090099649A1	US12245620A	2008-10-03

TRIVASCULAR INC.	US	ALIGNMENT STENT APPARATUS AND METHOD	US20090082845A1	US11861746A	2007-09-26

TRIVASCULAR INC.	US	SYSTEM AND METHOD OF SECURING STENT BARBS	US20090082847A1	US11861731A	2007-09-26

TRIVASCULAR INC.	US	APPARATUS FOR SECURING STENT BARBS	US20090082841A1	US11861739A	2007-09-26

TRIVASCULAR INC.	US	PTFE LAYERS AND METHODS OF MANUFACTURING	US20090036971A1	US12250915A	2008-10-14

Grantor	Country	Patent	Publication/ Patent No.	Application Number	Application Date
TRIVASCULAR INC.	US	PTFE LAYERS AND METHODS OF MANUFACTURING	US20090036973A1	US12250946A	2008-10-14

TRIVASCULAR INC.	US	Non-degradable, low swelling, water soluble radiopaque hydrogel polymer	US20060222596A1	US11097467A	2005-04-01

TRIVASCULAR INC.	US	Hybrid modular endovascular graft	US20060224232A1	US11097718A	2005-04-01

TRIVASCULAR INC.	US	Delivery system and method for bifurcated graft	US20060009833A1	US11205793A	2005-08-15

TRIVASCULAR INC.	US	Methods, compositions and devices for embolizing body lumens	US20050158272A1	US11031311A	2005-01-07

TRIVASCULAR INC.	US	Endoluminal prosthesis endoleak management	US20050090804A1	US10691849A	2003-10-22

Grantor	Country	Patent	Publication/ Patent No.	Application Number	Application Date
TRIVASCULAR INC.	US	Endovascular graft joint and method for manufacture	US20050027347A1	US10640368A	2003-08-13

TRIVASCULAR INC.	US	Layered endovascular graft	US20040220664A1	US10803153A	2004-03-17

TRIVASCULAR INC.	US	Delivery system and method for bifurcated graft	US20040138734A1	US10686863A	2003-10-16

TRIVASCULAR INC.	US	Endovascular graft	US20030216802A1	US10289136A	2002-11-05

TRIVASCULAR INC.	US	Inflatable intraluminal graft	US20030225453A1	US10289137A	2002-11-05

TRIVASCULAR INC.	US	Advanced endovascular graft	US20030120338A1	US10091641A	2002-03-05

Grantor	Country	Patent	Publication/ Patent No.	Application Number	Application Date
TRIVASCULAR INC.	US	Delivery system and method for bifurcated graft	US20030004560A1	US10122474A	2002-04-11

TRIVASCULAR INC.	US	Layered endovascular graft	US20020010508A1	US09970576A	2001-10-04

TRIVASCULAR, INC.	US	Stent-graft with improved flexibility		15/568834	10/24/17

Trivascular, Inc.	US	Passive hemostatic sheath valve	US7901379	US11298285	12/9/05

Trivascular, Inc.	US	Fluid mixing apparatus and method	US7178978	US10658074	9/8/03

Trivascular, Inc.	US	Delivery system and method for expandable intracorporeal device	US6602280	US09774733	1/31/01

Grantor	Country	Patent	Publication/ Patent No.	Application Number	Application Date
Trivascular, Inc.	US	Endovascular graft	US6395019	US09133978	8/14/98

Trivascular, Inc.	US	Layered endovascular graft	US6331191	US09200317	11/25/98

Trivascular, Inc.	US	Endovascular graft having longitudinally displaceable sections	US6132457	US09177295	10/22/98

Trivascular, Inc.	US	Low profile stent graft and delivery system		US15263469	9/13/16

Trivascular, Inc.	US	Delivery catheter for endovascular device		US15298166	10/19/16

Trivascular, Inc.	US	Bifurcated endovascular prosthesis having tethered contralateral leg		US15299542	10/21/16

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Trivascular, Inc.	US	Ptfe layers and methods of manufacturing		US15251011	8/30/16

Trivascular, Inc.	US	Endovascular delivery system with an improved radiopaque marker scheme		US14970621	12/16/15

Trivascular, Inc.	US	Non-degradable, low swelling, water soluble radiopaque hydrogel polymer		US15068415	3/11/16

Trivascular, Inc.	US	Internal iliac preservation devices and methods		US14958085	12/3/15

Trivascular, Inc.	US	Stent graft delivery system with access conduit		US14920828	10/22/15

Trivascular, Inc.	US	Bifurcated endovascular prosthesis having tethered contralateral leg		US14823076	8/11/15

Grantor	Country	Patent	Publication/ Patent No.	Application Number	Application Date
Trivascular, Inc.	US	Low profile stent and delivery system		US14923477	10/27/15

Trivascular, Inc.	US	Endovascular delivery system with flexible and torqueable hypotube		US14717080	5/20/15

Trivascular, Inc.	US	Inflatable occlusion wire-balloon for aortic applications		US14643217	3/10/15

Trivascular, Inc.	US	Advanced endovascular graft and delivery system		US14631818	2/25/15

Trivascular, Inc.	US	Durable stent graft with tapered struts and stable delivery methods and devices		US14615337	2/5/15

Trivascular, Inc.	US	Tandem modular endograft		US14492674	9/22/14

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Trivascular, Inc.	US	Endoleak isolation sleeves and methods of use		US14481834	9/9/14

Trivascular, Inc.	US	Sac liner for aneurysm repair		US14151195	1/9/14

Trivascular, Inc.	US	Gate wire for contralateral leg access		US14151373	1/9/14

Trivascular, Inc.	US	Asymmetric stent apparatus and method		US14157350	1/16/14

Trivascular, Inc.	US	Low profile stent graft and delivery system		US13803033	3/14/13

Trivascular, Inc.	US	Advanced kink resistant stent graft		US13803046	3/14/13

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Trivascular, Inc.	US	Vascular graft having limited end structure		US13650705	10/12/12

Trivascular, Inc.	US	Inflatable intraluminal graft		US13532887	6/26/12

Trivascular, Inc.	US	Advanced endovascular graft and delivery system		US13297219	11/15/01

Trivascular, Inc.	US	System and method of pivoted stent deployment		US13277117	10/19/11

Trivascular, Inc.	US	Barbed radially expandable stent with slotted struts		US13245652	9/26/11

Trivascular, Inc.	US	Fill tube manifold and delivery methods for endovascular graft		US13024255	2/9/11

Grantor	Country	Patent	Publication/ Patent No.	Application Number	Application Date
Trivascular, Inc.	US	Hinged endovascular device		US12747499	9/7/10

Trivascular, Inc.	US	Inflatable implant		US12628623	12/1/09

Trivascular, Inc.	US	Method of delivering advanced endovascular graft		US12566808	9/25/09

Trivascular, Inc.	US	Modular vascular graft for low profile percutaneous delivery		US12245620	10/3/08

Trivascular, Inc.	US	System and method of securing stent barbs		US11861731	9/26/07

Trivascular, Inc.	US	Alignment stent apparatus and method		US11861746	9/26/07

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Trivascular, Inc.	US	Apparatus for securing stent barbs		US11861739	9/26/07

Trivascular, Inc.	US	Ptfe layers and methods of manufacturing		US12250946	10/14/08

Trivascular, Inc.	US	Ptfe layers and methods of manufacturing		US12250915	10/14/08

Trivascular, Inc.	US	Ptfe layers and methods of manufacturing		US11106150	4/13/05

Trivascular, Inc.	US	Ptfe layers and methods of manufacturing		US11106131	4/13/05

Trivascular, Inc.	US	Hybrid modular endovascular graft		US11097718	4/1/05

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Trivascular, Inc.	US	Non-degradable low swelling, water soluble radiopaque hydrogel polymer		US11097467	4/1/05

Trivascular, Inc.	US	Delivery system and method for bifurcated graft		US11205793	8/15/05

Trivascular, Inc.	US	Modular endovascular graft		US11077938	3/11/05

Trivascular, Inc.	US	Methods, compositions and devices for embolizing body lumens		US11031311	1/7/05

Trivascular, Inc.	US	Endoluminal prosthesis endoleak management		US10691849	10/22/03

Trivascular, Inc.	US	Endovascular graft joint and method for manufacture		US10640368	8/13/03

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Trivascular, Inc.	US	Layered endovascular graft		US10803153	3/17/04

Trivascular, Inc.	US	Delivery system and method for bifurcated graft		US10686863	10/16/03

Trivascular, Inc.	US	Inflatable intraluminal graft		US10289137	11/5/02

Trivascular, Inc.	US	Endovascular graft		US10289136	11/5/02

Trivascular, Inc.	US	Advanced endovascular graft		US10091641	3/5/02

Trivascular, Inc.	US	Delivery system and method for bifurcated graft		US10122474	4/11/02

Grantor	Country	Patent	Publication/ Patent No.	Application Number	Application Date
Trivascular, Inc.	US	Layered endovascular graft		US09970576	10/3/01

TRIVASCULAR INC.	EP	ADVANCED KINK-RESISTANT STENT GRAFT | HOCHENTWICKELTES KNICKBESTÄNDIGES STENTTRANSPLANTAT | ENDOPROTHÈSE ÉVOLUÉE RÉSISTANT AU PLIAGE	EP2833827B1	EP2013714471A	2013-03-21

TRIVASCULAR INC.	EP	INFLATABLE IMPLANT | AUFBLASBARES IMPLANTAT | IMPLANT GONFLABLE	EP1635738B1	EP2004776568A	2004-06-14

TRIVASCULAR INC.	EP

ENDOVASCULAR GRAFT FOR ANEURYSMS INVOLVING MAJOR BRANCH VESSELS | ENDOVASKULÄRES

TRANSPLANTAT FÜR ANEURYSMEN MIT BETEILIGUNG VON GROSSEN VERZWEIGTEN GEFÄSSEN | GREFFON ENDOVASCULAIRE POUR ANÉVRISMES METTANT EN JEU DES VAISSEAUX RAMIFIÉS PRINCIPAUX

			EP2906144B1	EP2013780282A	2013-10-10

TRIVASCULAR INC.	EP	ADVANCED ENDOVASCULAR GRAFT AND DELIVERY SYSTEM | FORTSCHRITTLICHES ENDOVASKULÄRES TRANSPLANTAT UND SYSTEM ZU SEINER VERABREICHUNG | GREFFE ENDOVASCULAIRE AVANCÉE ET SYSTÈME DE POSE ASSOCIÉ	EP2640319B1	EP2011841183A	2011-11-15

Grantor	Country	Patent	Publication/ Patent No.	Application Number	Application Date
TRIVASCULAR INC.	EP	DELIVERY CATHETER FOR ENDOVASCULAR DEVICE | EINFÜHRKATHETER FÜR EINE ENDOVASKULÄRE VORRICHTUNG | CATHÉTER DE DÉLIVRANCE POUR DISPOSITIF ENDOVASCULAIRE	EP2833845B1	EP2013771941A	2013-04-01

TRIVASCULAR INC.	EP	Endovascular graft | Endovaskuläres Gewebe | Greffe endovasculaire	EP1464301B1	EP200475832A	1999-02-09

TRIVASCULAR INC.	EP	PTFE LAYERS AND METHODS OF MANUFACTURING | PTFE-LAGEN UND HERSTELLUNGSVERFAHREN | COUCHES DE PTFE ET PROCEDES DE FABRICATION	EP1888318B1	EP2006740124A	2006-03-30

TRIVASCULAR INC.	EP	ADVANCED ENDOVASCULAR GRAFT | FORTSCHRITTLICHES ENDOVASKULÄRES TRANSPLANTAT | GREFFON ENDOVASCULAIRE EVOLUE	EP1467679B1	EP2002796047A	2002-12-20

TRIVASCULAR INC.	EP	Non-degradable low swelling, water soluble radiopaque hydrogels | Nicht abbaubares, schwach anschwellendes, wasserlösliches röntgendichtes Hydrogelpolymer | Polymère absorbant l’eau, radiopaque, soluble dans l’eau, à faible gonflement et non dégradable	EP2332590B1	EP2010194236A	2006-03-28

Grantor	Country	Patent	Publication/ Patent No.	Application Number	Application Date
TRIVASCULAR INC.	EP	Endovascular graft | Endovaskuläres Transplantat | Greffe endovasculaire	EP2147658B1	EP200913660A	1999-02-09

TRIVASCULAR INC.	EP	Kink resistant endovascular graft | Knickbeständiges Stentimplantat | Stent à greffer resistant au pliage	EP2319456B1	EP2010183146A	2004-03-05

TRIVASCULAR INC.	EP	Delivery system for graft | Abgabesystem für Graft | Système de mise en place pour prothèse	EP2145607B1	EP2009175398A	2004-10-15

TRIVASCULAR INC.	EP	DELIVERY SYSTEM FOR BIFURCATED GRAFT | VORRICHTUNG ZUR PLATZIERUNG VON ZWEIGETEILTEN ENDOPROTHESEN | SYSTEME DE MISE EN PLACE D’UN GREFFON A BIFURCATION	EP1377234B1	EP2002725639A	2002-04-11

TRIVASCULAR INC.	EP	Advanced endovascular graft | Erweitertes endovaskuläres Transplantat | Greffe endovasculaire évoluée	EP2135583B1	EP20099090A	2002-12-20

TRIVASCULAR INC.	EP	KINK RESISTANT ENDOVASCULAR GRAFT | KNICKFESTES ENDOVASKULÄRES IMPLANTAT | IMPLANT ENDOVASCULAIRE RÉSISTANT A LA DÉFORMATION	EP1601314B1	EP2004718097A	2004-03-05

Grantor	Country	Patent	Publication/ Patent No.	Application Number	Application Date
TRIVASCULAR INC.	EP	NON-DEGRADABLE LOW SWELLING, WATER SOLUBLE RADIOPAQUE HYDROGELS | NICHT-ABBAUBARE WENIG QUELLENDE WASSERLÖSLICHE RÖNTGENDICHTE HYDROGELS | HYDROGEL RADIOPAQUE, SOLUBLE DANS L’EAU, NON DEGRADABLE ET A FAIBLE GONFLEMENT	EP1874370B1	EP2006739747A	2006-03-28

TRIVASCULAR INC.	EP	INFLATABLE INTRALUMINAL GRAFT | AUFBLASBARER INTRALUMINALER PFROPFEN | GREFFON INTRALUMINAL GONFLABLE	EP1176926B1	EP2000907760A	2000-03-03

TRIVASCULAR INC.	EP	ENDOVASCULAR GRAFT | ENDOVASKULÄRES IMPLANTAT | GREFFON ENDOVASCULAIRE	EP1054648B1	EP1999906812A	1999-02-09

TRIVASCULAR INC.	EP	STENT GRAFT DELIVERY SYSTEM WITH ACCESS CONDUIT | STENTGRAFTEINFÜHRUNGSSYSTEM MIT ZUGANGSKANAL | SYSTEME DE POSE DE GREFFE ET PROTHESE ENDOVASCULAIRE AVEC CONDUIT D’ACCES	EP3209249A1	EP2015852460A	2015-10-22

TRIVASCULAR INC.	EP	INTERNAL ILIAC PRESERVATION DEVICES AND METHODS | VORRICHTUNGEN UND VERFAHREN ZUR INTERNEN BECKENKONSERVIERUNG | DISPOSITIFS ET PROCÉDÉS DE PRÉSERVATION DE L’ILIAQUE INTERNE	EP3226814A1	EP2015816618A	2015-12-03

Grantor	Country	Patent	Publication/ Patent No.	Application Number	Application Date
TRIVASCULAR INC.	EP	INFLATABLE OCCLUSION WIRE- BALLOON FOR AORTIC APPLICATIONS | AUFBLASBARER OKKLUSIONSDRAHTBALLON FÜR ANWENDUNGEN IN DER AORTA | BALLONNET DE FIL D’OCCLUSION GONFLABLE POUR APPLICATIONS AORTIQUES	EP3116439A1	EP2015711020A	2015-03-10

TRIVASCULAR INC.	EP	SYSTEMS FOR GUIDEWIRE CROSSOVER FOR BIFURCATED PROSTHESES | SYSTEME FÜR FÜHRUNGSDRAHTÜBERGANG FÜR VERZWEIGTE PROTHESEN | SYSTÈMES POUR UN CROISEMENT DE FIL-GUIDE POUR DES PROTHÈSES BIFURQUÉES	EP3091944A1	EP2014752969A	2014-07-30

TRIVASCULAR INC.	Germany	SYSTEMS FOR GUIDEWIRE CROSSOVER FOR BIFURCATED PROSTHESES	3091944	14752969.7	7/18/2018

TRIVASCULAR INC.	UK	SYSTEMS FOR GUIDEWIRE CROSSOVER FOR BIFURCATED PROSTHESES	3091944	14752969.7	7/18/2018

TRIVASCULAR INC.	IT	SYSTEMS FOR GUIDEWIRE CROSSOVER FOR BIFURCATED PROSTHESES	3091944	14752969.7	7/18/2018

Grantor	Country	Patent	Publication/ Patent No.	Application Number	Application Date
TRIVASCULAR INC.	EP	TANDEM MODULAR ENDOGRAFT | MODULARES TANDEM-ENDOGRAFT | ENDOGREFFE MODULAIRE EN TANDEM	EP3049021A1	EP2014782021A	2014-09-23

TRIVASCULAR INC.	EP	DURABLE STENT GRAFT WITH TAPERED STRUTS AND STABLE DELIVERY METHODS AND DEVICES | DAUERHAFTES STENTIMPLANTAT MIT KONISCHEN STREBEN UND STABILE FREISETZUNGSVERFAHREN SOWIE VORRICHTUNGEN | ENDOPROTHÈSE VASCULAIRE DURABLE AVEC ENTRETOISES CONIQUES ET PROCÉDÉS ET DISPOSITIFS DE DÉLIVRANCE STABLES	EP2833830A4	EP2013772199A	2013-03-29

TRIVASCULAR INC.	EP	ENDOVASCULAR DELIVERY SYSTEM WITH AN IMPROVED RADIOPAQUE MARKER SCHEME | ENDOVASKULÄRES FREISETZUNGSSYSTEM MIT VERBESSERTEM RÖNTGENMARKERSCHEMA | SYSTÈME DE POSE ENDOVASCULAIRE AYANT UNE TECHNIQUE DE MARQUEUR RADIO-OPAQUE AMÉLIORÉE	EP2861189A1	EP2013733113A	2013-05-31

TRIVASCULAR INC.	EP	BIFURCATED ENDOVASCULAR PROSTHESIS HAVING TETHERED CONTRALATERAL LEG | GEGABELTE ENDOVASKULÄRE PROTHESE MIT ANGEBUNDENEM KONTRALATERALEM BEIN | PROTHÈSE ENDOVASCULAIRE	EP2861183A1	EP2013733115A	2013-05-31

Grantor	Country	Patent	Publication/ Patent No.	Application Number	Application Date
BIFURQUÉE POSSÉDANT UNE JAMBE CONTROLATÉRALE AVEC ATTACHE

TRIVASCULAR INC.	EP	LOW PROFILE STENT GRAFT AND DELIVERY SYSTEM | FLACHES STENTTRANSPLANTAT UND FREISETZUNGSSYSTEM | ENDOPROTHÈSE VASCULAIRE À PROFIL BAS ET SYSTÈME DE DÉLIVRANCE	EP2833829A1	EP2013717893A	2013-03-21

TRIVASCULAR INC	EP	ALIGNMENT STENT APPARATUS AND METHOD | VORRICHTUNG UND VERFAHREN ZUR STENTAUSRICHTUNG | APPAREIL D’ENDOPROTHÈSE D’ALIGNEMENT ET PROCÉDÉ	EP2194919A4	EP2008834027A	2008-09-25

TRIVASCULAR INC	EP	MODULAR VASCULAR GRAFT FOR LOW PROFILE PERCUTANEOUS DELIVERY | MODULARER GEFÄSSERSATZ FÜR PERKUTANE FREISETZUNG MIT NIEDRIGEM PROFIL | GREFFON VASCULAIRE MODULAIRE POUR ADMINISTRATION PERCUTANÉE À PROFIL RÉDUIT	EP2194921A4	EP2008835032A	2008-10-03

TRIVASCULAR INC	EP	METHOD AND APPARATUS FOR MANUFACTURING AN ENDOVASCULAR GRAFT SECTION | VERFAHREN UND VORRICHTUNG ZUR HERSTELLUNG EINES ENDOVASKULÄREN TRANSPLANTATABSCHNITTS | PROCEDE ET APPAREIL DE	EP1465685A4	EP2002805657A	2002-12-20

Grantor	Country	Patent	Publication/ Patent No.	Application Number	Application Date
FABRICATION D’UNE SECTION DE GREFFON ENDOCORONAIRE

TRIVASCULAR INC	WO	ENDOLUMINAL PROSTHESIS DEPLOYMENT DEVICES AND METHODS | DISPOSITIFS ET PROCÉDÉS DE DÉPLOIEMENT DE PROTHÈSE ENDOLUMINALE	WO2017019913A1	WO2016US44583A	2016-07-28

TRIVASCULAR INC	WO	STENT-GRAFT WITH IMPROVED FLEXIBILITY | GREFFON DE STENT À FLEXIBILITÉ AMÉLIORÉE	WO2016183128A1	WO2016US31728A	2016-05-11

TRIVASCULAR INC	WO	BALLOON ASSISTED ENDOLUMINAL PROSTHESIS DEPLOYMENT | DÉPLOIEMENT DE PROTHÈSE ENDOLUMINALE ASSISTÉ PAR BALLONNET	WO2016191602A1	WO2016US34427A	2016-05-26

TRIVASCULAR INC	WO	INTERNAL ILIAC PRESERVATION DEVICES AND METHODS | DISPOSITIFS ET PROCÉDÉS DE PRÉSERVATION DE L’ILIAQUE INTERNE	WO2016090112A1	WO2015US63686A	2015-12-03

TRIVASCULAR INC	WO	STENT GRAFT DELIVERY SYSTEM WITH ACCESS CONDUIT | SYSTEME DE POSE DE GREFFE ET PROTHESE ENDOVASCULAIRE AVEC CONDUIT D’ACCES	WO2016065208A1	WO2015US57016A	2015-10-22

Grantor	Country	Patent	Publication/ Patent No.	Application Number	Application Date
TRIVASCULAR INC	WO	INFLATABLE OCCLUSION WIRE- BALLOON FOR AORTIC APPLICATIONS | BALLONNET DE FIL D’OCCLUSION GONFLABLE POUR APPLICATIONS AORTIQUES	WO2015138402A1	WO2015US19626A	2015-03-10

TRIVASCULAR INC	WO	SYSTEMS AND METHODS FOR GUIDEWIRE CROSSOVER FOR BIFURCATED PROSTHESES | SYSTÈMES ET PROCÉDÉS POUR UN CROISEMENT DE FIL-GUIDE POUR DES PROTHÈSES BIFURQUÉES	WO2015105530A1	WO2014US48769A	2014-07-30

TRIVASCULAR INC	WO	TANDEM MODULAR ENDOGRAFT | ENDOGREFFE MODULAIRE EN TANDEM	WO2015048004A1	WO2014US56953A	2014-09-23

TRIVASCULAR INC	WO	ENDOVASCULAR GRAFT FOR ANEURYSMS INVOLVING MAJOR BRANCH VESSELS | GREFFON ENDOVASCULAIRE POUR ANÉVRISMES METTANT EN JEU DES VAISSEAUX RAMIFIÉS PRINCIPAUX	WO2014059114A3	WO2013US64290A	2013-10-10

TRIVASCULAR INC	WO	SAC LINER FOR ANEURYSM REPAIR | REVÊTEMENT SAC POUR RÉPARATION D’ANÉVRISME	WO2014110231A3	WO2014US10828A	2014-01-09

TRIVASCULAR INC	WO	GATE WIRE FOR CONTRALATERAL LEG ACCESS | FIL GUIDE POUR PERMETTRE UN ACCÈS À UN JAMBAGE CONTROLATÉRAL	WO2014110254A1	WO2014US10870A	2014-01-09

Grantor	Country	Patent	Publication/ Patent No.	Application Number	Application Date
TRIVASCULAR INC	WO	BIFURCATED ENDOVASCULAR PROSTHESIS HAVING TETHERED CONTRALATERAL LEG | PROTHÈSE ENDOVASCULAIRE BIFURQUÉE POSSÉDANT UNE JAMBE CONTROLATÉRALE AVEC ATTACHE	WO2013188134A1	WO2013US43630A	2013-05-31

TRIVASCULAR INC	WO	ENDOVASCULAR DELIVERY SYSTEM WITH AN IMPROVED RADIOPAQUE MARKER SCHEME | SYSTÈME DE POSE ENDOVASCULAIRE AYANT UNE TECHNIQUE DE MARQUEUR RADIO-OPAQUE AMÉLIORÉE	WO2013188132A1	WO2013US43615A	2013-05-31

TRIVASCULAR INC	WO	ENDOVASCULAR DELIVERY SYSTEM WITH FLEXIBLE AND TORQUEABLE HYPOTUBE | SYSTÈME DE POSE ENDOVASCULAIRE POURVU D’UN HYPOTUBE FLEXIBLE ET POUVANT ÊTRE SOUMIS À UN COUPLE DE TORSION	WO2013188133A1	WO2013US43623A	2013-05-31

TRIVASCULAR INC	WO	DELIVERY CATHETER FOR ENDOVASCULAR DEVICE | CATHÉTER DE DÉLIVRANCE POUR DISPOSITIF ENDOVASCULAIRE	WO2013151924A1	WO2013US34787A	2013-04-01

TRIVASCULAR INC	WO	DURABLE STENT GRAFT WITH TAPERED STRUTS AND STABLE DELIVERY METHODS AND DEVICES | ENDOPROTHÈSE VASCULAIRE DURABLE AVEC ENTRETOISES CONIQUES ET PROCÉDÉS ET DISPOSITIFS DE DÉLIVRANCE STABLES	WO2013151896A1	WO2013US34654A	2013-03-29

Grantor	Country	Patent	Publication/ Patent No.	Application Number	Application Date
TRIVASCULAR INC	WO	LOW PROFILE STENT GRAFT AND DELIVERY SYSTEM | ENDOPROTHÈSE VASCULAIRE À PROFIL BAS ET SYSTÈME DE DÉLIVRANCE	WO2013151793A1	WO2013US33250A	2013-03-21

TRIVASCULAR INC	WO	ADVANCED KINK-RESISTANT STENT GRAFT | ENDOPROTHÈSE ÉVOLUÉE RÉSISTANT AU PLIAGE	WO2013151794A3	WO2013US33252A	2013-03-21

TRIVASCULAR INC	WO	ADVANCED ENDOVASCULAR GRAFT AND DELIVERY SYSTEM | GREFFE ENDOVASCULAIRE AVANCÉE ET SYSTÈME DE POSE ASSOCIÉ	WO2012068175A3	WO2011US60873A	2011-11-15

TRIVASCULAR INC	WO	FILL TUBE MANIFOLD AND DELIVERY METHODS FOR ENDOVASCULAR GRAFT | COLLECTEUR DE TUBE DE REMPLISSAGE ET PROCÉDÉS DE POSE DE GREFFON ENDOVASCULAIRE	WO2011100367A3	WO2011US24248A	2011-02-09

TRIVASCULAR INC	DE	ENDOVASKULÄRES IMPLANTAT	DE69918272T2	DE69918272A	1999-02-09

TRIVASCULAR INC	CA	VIRTUAL PROTOTYPING AND TESTING FOR MEDICAL DEVICE DEVELOPMENT | ESSAI ET PROTOTYPAGE VIRTUELS DE MISE AU POINT DE DISPOSITIFS MEDICAUX	CA2424252C	CA2424252A	2001-09-28

Grantor	Country	Patent	Publication/ Patent No.	Application Number	Application Date
TRIVASCULAR INC	CA	DELIVERY SYSTEM AND METHOD FOR BIFURCATED GRAFT | METHODE ET SYSTEME DE MISE EN PLACE D’UN GREFFON A BIFURCATION	CA2443104C	CA2443104A	2002-04-11

TRIVASCULAR INC	CA	ENDOVASCULAR GRAFT | GREFFON ENDOVASCULAIRE	CA2501892C	CA2501892A	1999-02-09

TRIVASCULAR INC	CA	INFLATABLE INTRALUMINAL GRAFT | GREFFON INTRALUMINAL GONFLABLE	CA2640263C	CA2640263A	2000-03-03

TRIVASCULAR INC	CA	INFLATABLE INTRALUMINAL GRAFT | GREFFON INTRALUMINAL GONFLABLE	CA2376253C	CA2376253A	2000-03-03

TRIVASCULAR INC	CA	ENDOVASCULAR GRAFT | GREFFON ENDOVASCULAIRE	CA2319052C	CA2319052A	1999-02-09

TRIVASCULAR INC	AU	Modular vascular graft for low profile percutaneous delivery	AU2008308474B2	AU2008308474A	2008-10-03

TRIVASCULAR INC	AU	Advanced endovascular graft	AU2009230748B2	AU2009230748A	2009-10-26

TRIVASCULAR INC	AU	Advanced endovascular graft	AU2009201682B2	AU2009201682A	2009-04-28

TRIVASCULAR INC	AU	Method and apparatus for manufacturing an endovascular graft section	AU2008258148B2	AU2008258148A	2008-12-17

TRIVASCULAR INC	AU	Advanced endovascular graft	AU2002360765C1	AU2002360765A	2002-12-20

Grantor	Country	Patent	Publication/ Patent No.	Application Number	Application Date
TRIVASCULAR INC	AU	Method and apparatus for manufacturing an endovascular graft section	AU2002366805B8	AU2002366805A	2002-12-20

TRIVASCULAR INC	AU	Virtual prototyping and testing for medical device development	AU2001293179A1	AU2001293179A	2001-09-28

TRIVASCULAR INC	AU	Delivery system and method for expandable intracorporeal device	AU200133250A	AU200133250A	2001-02-01

TRIVASCULAR INC	JP	ADVANCED KINK-RESISTANT STENT GRAFT	6297023	2015-504610	3/2/2018

TRIVASCULAR INC	UK	INFLATABLE OCCLUSION WIRE- BALLOON FOR AORTIC APPLICATIONS	15711020.6	3116439	2/7/2018

TRIVASCULAR INC	UK	PASSIVE HEMOSTATIC SHEATH VALVE	04780128.7	1651135	2/28/2018

TRIVASCULAR INC	CN	MODULAR STENT GRAFT SYSTEMS AND METHODS WITH INFLATABLE FILL STRUCTURES		201810370663.0	2015-5-5

ENDOLOGIX, INC.	CN	CATHETER SYSTEM AND METHODS OF USING SAME	ZL201510649289.4	201510649289.4	2018-6-8

ENDOLOGIX, INC.	JP	CATHETER SYSTEM AND METHODS OF USING SAME	6294669	2013-556828	2018-2-23

TRIVASCULAR INC	Germany	PASSIVE HEMOSTATIC SHEATH VALVE	1651135	04780128.7	2018-2-28

ENDOLOGIX, INC.	JP	BALLOON ASSISTED ENDOLUMINAL PROSTHESIS DEPLOYMENT		2017-560952	5/26/2016

ENDOLOGIX, Inc.	EP	SYSTEMS AND METHODS WITH FENESTRATED GRAFT AND FILLING STRUCTURE		16882476.1	12/23/2016

Grantor	Country	Patent	Publication/ Patent No.	Application Number	Application Date
ENDOLOGIX, Inc.	JP	SYSTEMS AND METHODS WITH FENESTRATED GRAFT AND FILLING STRUCTURE		2018-534852	12/23/2016

ENDOLOGIX INC.	US	STENT GRAFT SYSTEMS WITH RESTRAINTS IN CIRCUMFERENTIAL CHANNELS AND METHODS THEREOF		62/678961	5/31/2018

ENDOLOGIX INC.	US	PERCUTANEOUS METHOD AND DEVICE TO TREAT DISSECTIONS		15/429090	2/9/2017

NELLIX, INC.	US	SYSTEM AND METHODS FOR ENDOVASCULAR ANEURYSM TREATMENT	2018-0064566	15/682414	8/21/2017

TRIVASCULAR INC.	US	ENDOVASCULAR DELIVERY SYSTEM WITH AN IMPROVED RADIOPAQUE MARKER SCHEME		16/049560	7/30/2018

ENDOLOGIX INC.	PCT	SINGLE PUNCTURE BIFURCATION GRAFT DEPLOYMENT SYSTEM	WO2000053251	PCT/US2000/006070	3/7/2000

ENDOLOGIX INC.	PCT	GRAFT DEPLOYMENT SYSTEM	WO2004047885	PCT/US2003/37685	11/25/2003

ENDOLOGIX INC.	PCT	DUAL CONCENTRIC GUIDEWIRE AND METHODS OF BIFURCATED GRAFT DEPLOYMENT	WO2008089097	PCT/US2008/050915	1/11/2008

ENDOLOGIX INC.	PCT	ENDOLUMENAL VASCULAR PROSTHESIS WITH NEOINTIMA INHIBITING POLYMERIC SLEEVE	WO2005096997	PCT/US2005/11522	4/6/2005

ENDOLOGIX INC.	PCT	IMPLANTABLE VASCULAR GRAFT	WO2002039888	PCT/US2001/47028	11/8/2001

ENDOLOGIX INC.	PCT	DUAL WIRE PLACEMENT CATHETER	WO2001003762	PCT/US2000/016352	6/14/2000

ENDOLOGIX INC.	PCT	MULTI-SEGMENTED GRAFT DEPLOYMENT SYSTEM	WO2008034106	PCT/US2007/78565	9/14/2007

ENDOLOGIX INC.	PCT	METHOD AND APPARATUS FOR DECOMPRESSING ANEURYSMS	WO2005099807	PCT/US2005/12306	4/12/2005

Grantor	Country	Patent	Publication/ Patent No.	Application Number	Application Date
TRIVASCULAR INC.	EP	ENDOLUMINAL PROSTHESIS DEPLOYMENT DEVICES AND METHODS	3328326	16831382.3	7/28/2016

TRIVASCULAR INC.	EP	BALLOON ASSISTED ENDOLUMINAL PROSTHESIS DEPLOYMENT	3302356	16800744.1	5/26/2016

TRIVASCULAR INC.	EP	STENT-GRAFT WITH IMPROVED FLEXIBILITY	3294210	16793394.4	5/11/2016

TRIVASCULAR INC.	EP	PTFE LAYERS AND METHODS OF MANUFACTURING	3095585	16171681.6	3/30/2006

SCHEDULE 11

TRADEMARKS

See attached.

Trademarks

Grantor	Country	Mark	Application No.	Application Date	Registration No.	Registration Date
Endologix, Inc.	U.S.		86/854470	12/18/15

Endologix, Inc.	U.S.	ACTIVESEAL	85/518,608	01/17/12	5396605	02/06/18

Endologix, Inc.	U.S.	AFX	85/069,068	06/22/10	4214460	09/25/12

Endologix, Inc.	U.S.	ANGIOTIP	85/767055	10/30/12	5205176	05/16/17

Endologix, Inc.	U.S.	DURAPLY	86/362822	08/11/14	5433696	3/27/18

Endologix, Inc.	U.S.	ENDOLOGIX	75/323,314	07/11/97	2257799	06/29/99

Endologix, Inc.	U.S.	EVAS FORWARD	86/116940	11/12/13	5306786	10/10/17

Endologix, Inc.	U.S.	INNOVATION TAKING SHAPE	85/369,728	07/12/11	4220343	10/09/12

Endologix, Inc.	U.S.	INNOVATION THAT EMPOWERS	85/514516	01/11/12	4841631	10/27/15

Endologix, Inc.	U.S.	INTELIX	86/316249	06/20/14	5059968	10/11/16

Endologix, Inc.	U.S.	INTUITRAK	77/494,729	06/09/08	3649757	07/07/09

Endologix, Inc.	U.S.	INTUITRAK DELIVERY SYSTEM	77/520,529	07/11/08	3649866	07/07/09

Endologix, Inc.	U.S.	NELLIX	77/090544	01/24/07	3880178	11/23/10

Endologix, Inc.	U.S.	POWERLINK	75/658,969	03/12/99	2456038	05/29/01

Endologix, Inc.	U.S.	POWERLINK XL	78/718,728	09/22/05	3573999	02/10/09

Endologix, Inc.	U.S.	SUREPASS	78/965,443	08/31/06	3593259	03/17/09

Endologix, Inc.	U.S.	VELA	85/857988	02/22/13	5296578	09/26/17

Endologix, Inc.	U.S.	XPAND	85/126,464	09/09/10	4168563	07/03/12

Endologix, Inc.	Argentina		3514846	06/16/16	2888199	05/19/17

Endologix, Inc.	Argentina		3514844	06/16/16	2888198	05/19/17

Endologix, Inc.	Argentina		3514844	06/16/16

Endologix, Inc.	Argentina		3514842	06/16/16	2888196	05/19/17

Endologix, Inc.	Argentina	AFX	3064304	01/27/11	2496722	04/04/12

Endologix, Inc.	Argentina	DURAPLY	3386456	02/11/15	2773735	12/09/15

Endologix, Inc.	Argentina	INTELIX	3375648	12/19/14	2766285	12/04/15

Endologix, Inc.	Argentina	INTELIX	3375649	12/19/14	2766286	11/04/15

Endologix, Inc.	Argentina	INTELIX	3375650	12/19/14	2766287	11/04/15

Endologix, Inc.	Argentina	NELLIX	3243024	05/02/13	2658594	06/26/14

Endologix, Inc.	Argentina	VELA	3271551	08/22/13	2808433	06/03/16

Endologix, Inc.	Argentina	XPAND	3072929	03/16/11	2506706	06/01/12

Endologix, Inc.	Australia		1326557	06/14/16	1326557	04/24/17

Endologix, Inc.	Australia	DURAPLY	1710503	02/10/15	1710503	11/04/15

Endologix, Inc.	Australia	INTELIX	1247823	12/19/14	1247823	11/25/16

Endologix, Inc.	Brazil		911.201.521	06/17/16

Endologix, Inc.	Brazil		911.201.572	06/17/16

Endologix, Inc.	Brazil		911.201.599	06/17/16

Endologix, Inc.	Brazil		911.201.602	06/17/16

Endologix, Inc.	Brazil	ACTIVESEAL	909861684	08/20/15

Endologix, Inc.	Brazil	AFX	830891226	12/21/10

Endologix, Inc.	Brazil	AFX	912186283	01/19/17

Endologix, Inc.	Brazil	DURAPLY	909861722	08/20/15

Endologix, Inc.	Brazil	INTELIX	909861749	08/20/15

Endologix, Inc.	Brazil	INTELIX	909861765	08/20/15

Endologix, Inc.	Brazil	INTELIX	909861773	08/20/15

Endologix, Inc.	Brazil	NELLIX	840506538	05/06/13	840506538	02/16/16

Endologix, Inc.	Brazil	VELA	840618530	08/22/13

Endologix, Inc.	Canada	DURAPLY	1714718	02/10/15

Endologix, Inc.	Canada	INTELIX	1707569	12/17/14

Endologix, Inc.	Canada	VELA	1640416	08/21/13

Endologix, Inc.	Chile	XPAND	1137099	12/30/14	1187135	11/27/15

Endologix, Inc.	China		1326551	06/14/16

Endologix, Inc.	China	DURAPLY	1257411	02/10/15	1257411	02/10/15

Endologix, Inc.	China	INTELIX	1247823	12/19/14	1247823	12/19/14

Endologix, Inc.	Colombia	AFX	16-133051	05/11/26	582446	11/17/17

Endologix, Inc.	Colombia	ENDOLOGIX	16-121402	05/11/16	582446	11/17/17

Endologix, Inc.	Colombia	XPAND	1246435	12/26/14	1246435	12/26/14

Endologix, Inc.	European Community	AFX	009609884	12/20/10	009609884	12/01/11

Endologix, Inc.	European Community	ANGIOTIP	011780129	04/30/13	011780129	09/24/13

Endologix, Inc.	European Community	CLASSICAL REMODELING	4598728	08/19/05	4598728	08/02/06

Endologix, Inc.	European Community	DURAPLY	1257411	02/10/15	1257411	02/10/15

Endologix, Inc.	European Community	ENDOLOGIX, INC.	720649	01/12/98	720649	01/12/98

Endologix, Inc.	European Community	INTELIX	13361399	10/15/14

Endologix, Inc.	European Community	INTUITRAK	7453401	11/28/08	7453401	09/21/09

Endologix, Inc.	European Community	INTUITRAK DELIVERY SYSTEM	7513302	12/23/08	7513302	07/21/09

Endologix, Inc.	European Community	NELLIX	011771011	04/26/13	011771011	09/18/13

Endologix, Inc.	European Community	POWERLINK XL	5002977	03/22/06	5002977	04/11/07

Endologix, Inc.	European Community	VISIFLEX DELIVERY SYSTEM	5075528	04/24/06	5075528	04/16/07

Endologix, Inc.	European Community	VISIFLEX SURE PASS	5749338	02/28/07	5749338	01/31/08

Endologix, Inc.	European Union		1326551	06/14/16	1326551	06/12/17

Endologix, Inc.	France	POWERLINK	043299490	09/13/99	043299490	12/31/04

Endologix, Inc.	Hong Kong	DURAPLY	303301280	02/15/15	303301280	10/05/15

Endologix, Inc.	Hong Kong	INTELIX	303240954	12/18/14	303240954	09/07/16

Endologix, Inc.	Italy	POWERLINK	001724	09/13/99	0001376420	02/27/08

Endologix, Inc.	Japan		1326551	06/14/16	1326551	05/02/17

Endologix, Inc.	Japan	ACTIVESEAL	2015-078597	08/17/15	5857166	06/10/16

Endologix, Inc.	Japan	AFX	2015-078596	08/17/15	5824704	02/05/16

Endologix, Inc.	Japan	DURAPLY	1257411	02/10/15	1257411	01/19/16

Endologix, Inc.	Japan	ENDOLOGIX, INC.	1155/1998	01/12/98	4352035	01/14/00

Endologix, Inc.	Japan	INTELIX	1247823	12/19/14	1247823	10/27/15

Endologix, Inc.	Japan	NELLIX	2013-031634	04/25/13	5613989	09/06/13

Endologix, Inc.	Japan	VELA	2013-6/4901	08/21/13

Endologix, Inc.	Japan	VISIFLEX DELIVERY SYSTEM	2006-035170	04/17/06	4974084	07/28/06

Endologix, Inc.	Japan	VISIFLEX SUREPASS	2007-017236	02/28/07	5066349	07/27/07

Endologix, Inc.	Korea	DURAPLY	1257411	02/10/15	1257411	02/10/15

Endologix, Inc.	Korea	INTELIX	1247823	12/19/14	1247823	06/13/16

Endologix, Inc.	Malaysia	DURAPLY	2015052019	02/11/15	2015052019	12/29/16

Endologix, Inc.	Malaysia	INTELIX	2014069128	12/18/14	2014069128	04/22/16

Endologix, Inc.	Malaysia	INTELIX	2014069135	12/18/14	2014069135	05/10/16

Endologix, Inc.	Mexico	XPAND	1246435	12/26/14	1246435	07/26/16

Endologix, Inc.	New Zealand	DURAPLY	1024501	02/10/15	1024501	12/02/15

Endologix, Inc.	New Zealand	INTELIX	1247823	12/19/14	1019974	09/27/16

Endologix, Inc.	Peru	XPAND	601318	12/29/14	00223114	04/22/15

Endologix, Inc.	Singapore	DURAPLY	40201513229	02/10/15	40201513229	01/06/16

Endologix, Inc.	Singapore	INTELIX	40201508694	12/19/14	40201508694	11/11/15

Endologix, Inc.	Taiwan	DURAPLY	104008448	02/11/15	1764288	04/16/16

Endologix, Inc.	Taiwan	INTELIX	103072703	12/18/14	1740066	11/16/15

Endologix, Inc.	Thailand	DURAPLY	973443	02/11/15	171110590	09/28/17

Endologix, Inc.	Thailand	INTELIX	966979	12/19/14

Endologix, Inc.	Thailand	INTELIX	966980	12/19/14

Endologix, Inc.	United Kingdom	POWERLINK	2369587	09/13/99	2369587	12/09/05

Endologix, Inc.	Venezuela	XPAND	20754-14	12/30/14	P352404	06/07/16

Endologix, Inc.	Vietnam	DURAPLY	1257411	02/10/15	1257411	11/03/16

Endologix, Inc.	Vietnam	INTELIX	1247823	12/19/14	1247823	05/21/15

Endologix, Inc.	U.S.	ALTO	87/906,099	5/3/2018

Endologix, Inc.	U.S.	VERTA	87/116,482	7/26/2016

TriVascular, Inc.	U.S.	ALLEGRO	86/758,465	9/16/2015

TriVascular, Inc.	U.S.	CUSTOMSEAL	86/047,875	8/26/2013	4,732,342	5/5/2015

TriVascular, Inc.	U.S.	OVATION	77/941,535	2/22/2010	4,440,468	11/26/2013

TriVascular, Inc.	U.S.	OVATION ALTO	86/047,894	8/26/2013	5,195,890	5/2/2017

TriVascular, Inc.	U.S.	OVATION PRIME	85/900,037	4/10/2013	4,452,625	12/17/2013

TriVascular, Inc.	U.S.		85/832,445	1/25/2013	4,449,077	12/10/2013

TriVascular, Inc.	U.S.	TRIVASCULAR	75/879,907	12/21/1999	2,867,015	7/27/2004

TriVascular, Inc.	U.S.		85/831,355	1/24/2013	4,395,789	9/3/2013

TriVascular, Inc.	Australia	CUSTOMSEAL	1608471	2/27/2014	1608471	1/21/2015

TriVascular, Inc.	Australia	OVATION	1379343	8/20/2010	1379343	1/10/2011

TriVascular, Inc.	Australia	OVATION ALTO	1608211	2/26/2014	1608211	5/28/2014

TriVascular, Inc.	Australia	OVATION PRIME	1583683	10/2/2013	1583683	1/7/2014

TriVascular, Inc.	Australia		1537921	1/29/2013	1537921	7/31/2013

TriVascular, Inc.	Australia	TRIVASCULAR	888603	9/7/2001	888603	9/7/2001

TriVascular, Inc.	Australia		983475	12/30/2003	983475	8/16/2004

TriVascular, Inc.	Brazil	CUSTOMSEAL	840.803.346	2/26/2014	840803346	10/18/2016

TriVascular, Inc.	Brazil	OVATION	830727035	8/20/2010	830727035	1/6/2015

TriVascular, Inc.	Brazil	OVATION ALTO	840.803.419	2/26/2014

TriVascular, Inc.	Brazil	OVATION PRIME	840.666.152	10/4/2013	840666152	8/23/2016

TriVascular, Inc.	Brazil		830854487	11/24/2010	830854487	6/3/2014

TriVascular, Inc.	Canada	CUSTOMSEAL	1,665,277	2/25/2014

TriVascular, Inc.	Canada	OVATION	1493184	8/20/2010	TMA858,759	8/28/2013

TriVascular, Inc.	Canada	OVATION ALTO	1,665,276	2/25/2014

TriVascular, Inc.	Canada	OVATION PRIME	1,645,991	10/2/2013

TriVascular, Inc.	Canada		1,611,335	1/25/2013	TMA934,553	4/12/2016

TriVascular, Inc.	Canada	TRIVASCULAR	1,612,136	1/31/2013	TMA882,992	7/29/2014

TriVascular, Inc.	Canada		1200748	12/30/2003	TMA825955	6/8/2012

TriVascular, Inc.	China	CUSTOMSEAL	14075157	2/26/2014	14075157	4/28/2015

TriVascular, Inc.	China	OVATION	8598413	8/23/2010	8598413	11/7/2011

TriVascular, Inc.	China	OVATION ALTO	14075158	2/26/2014	14075158	4/28/2015

TriVascular, Inc.	China	OVATION PRIME	13321289	10/8/2013	13321289	6/21/2015

TriVascular, Inc.	China		8898103	11/30/2010	8898103	12/14/2011

TriVascular, Inc.	EUTM	OVATION	009325234	8/20/2010	009325234	2/3/2011

TriVascular, Inc.	EUTM	OVATION ALTO	012636908	2/25/2014	012636908	7/16/2014

TriVascular, Inc.	EUTM	OVATION PRIME	012189148	10/2/2013	012189148	2/26/2014

TriVascular, Inc.	EUTM		011523305	1/28/2013	011523305	6/24/2013

TriVascular, Inc.	EUTM	TRIVASCULAR	002374593	9/13/2001	002374593	3/12/2003

TriVascular, Inc.	EUTM		003598836	12/31/2003	003598836	4/29/2005

TriVascular, Inc.	EUTM	TRIVASCULAR2 & Design	007457344	11/27/2008	007457344	6/16/2009

TriVascular, Inc.	India	OVATION	2012141	8/20/2010	2012141	8/23/2016

TriVascular, Inc.	India		2060383	11/29/2010	2060383	11/29/2010

TriVascular, Inc.	Japan	CUSTOMSEAL	2014-14237	2/26/2014	5672406	5/23/2014

TriVascular, Inc.	Japan	OVATION	2010-065871	8/20/2010	5614976	9/13/2013

TriVascular, Inc.	Japan	OVATION ALTO	2014-14238	2/26/2014	5672407	5/23/2014

TriVascular, Inc.	Japan	OVATION PRIME	2013-024875	4/4/2013	5613251	9/6/2013

TriVascular, Inc.	Japan		2013-5504	1/30/2013	5643434	1/17/2014

TriVascular, Inc.	Japan	TRIVASCULAR	2001-115594	12/27/2001	4731627	12/5/2003

TriVascular, Inc.	Japan		2004-030615	3/18/2004	4778040	6/11/2004

TriVascular, Inc.	Mexico	OVATION	1113689	8/20/2010	1235645	8/20/2010

TriVascular, Inc.	Mexico		1139285	12/2/2010	1213946	4/27/2011